UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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EASTMAN CHEMICAL COMPANY
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EASTMAN

2024 Proxy Statement

Notice of 2024 Annual Meeting
Thursday, May 2, 2024
Virtual meeting at 11:30 a.m. EST

EASTMAN

Vision, purpose, values

At Eastman, we're focused on making materials that enhance the quality of life. We work closely with our partners to address what we call the triple challenge: climate change, the global waste crisis and caring for a global population.

Our vision

Eastman is committed to being a world-leading material innovation company.

Our purpose

We collaborate with customers and brands across a wide range of industries to understand the wants and needs of society and our planet. The sustainable materials we develop today will enhance the quality of life for generations to come.

Our values

We live our values with a zero-incident mindset regarding safety, ethics, compliance, and an inclusive workplace.

- Safety and wellness
- Honesty and integrity
- Inclusion and diversity
- Outcome-driven team

“With the completion of construction of our methanolysis facility in Kingsport, Tennessee, we are building momentum as a leader in the circular economy, which adds to my confidence in the resilience of our earnings and cash flow going forward.”

March 21, 2024
Dear fellow Eastman Stockholders:
Thank you for your continued support of Eastman and our strategy to be a world-leading, sustainable materials company. On behalf of the Eastman Board of Directors, I invite you to attend the 2024 Annual Meeting of Stockholders. Our meeting will be held virtually on May 2, 2024, at 11:30 a.m. (EDT) via live webcast, though stockholders may log-in beginning at 11:15 a.m. (EDT). We encourage you to access the Annual Meeting prior to the start time. The business to be considered and voted upon at the meeting is explained in this proxy statement. A copy of Eastman’s 2023 Annual Report to Stockholders is also included with these materials.
As I look back on 2023, I want to thank the global Eastman team for their extraordinary efforts on delivering results in what was a challenging environment. Once again, the team demonstrated its commitment and determination to help drive our long-term growth strategy.
2023 in Review
While 2023 was a year of persistent challenges and uncertainties, it was also a year of achievement and resilience. Despite a weak global economy, geopolitical uncertainties, and a dynamic macro environment, we delivered solid financial results, including $1.4 billion in operating cash flow. We also made significant progress on our innovation-driven growth initiatives, achieving milestones on our circular strategy, launching new products and solutions, and investing in our future. We continued to evolve an outcome-driven, inclusive culture that fosters collaboration, empowerment, and accountability. And the one that I am most proud of, we achieved our best-ever safety performance, demonstrating that safety is not just a priority, but a value shared by our global team.

2024 Proxy Statement	1

I am incredibly proud of what we accomplished in 2023, and I want to share with you some of the highlights of our performance.
2023 Performance Highlights

•Achieved record safety performance. We achieved the Company’s best-ever safety performance for personal safety incidents, process safety events, and environmental releases, reaffirming our commitment to approaching all that we do with a zero-incident mindset.
•Returned cash to stockholders. We delivered $526 million in cash to stockholders, including both share repurchases and dividends, which we increased for the fourteenth consecutive year and are essential to our commitment to driving stockholder returns.
•Generated strong operating cash flow. We generated strong operating cash flow of $1.4 billion, which enabled us to invest in growth, reduce debt, and return cash to stockholders.
•Delivered solid earnings in challenging environment. We delivered adjusted earnings per share (“EPS”) of $6.40, reflecting our ability to maintain commercial excellence in pricing and leverage our diverse portfolio, as well as our actions to reduce costs by $200 million.
•Strengthened circular leadership. We made significant progress on our circular strategy, including our three planned methanolysis facilities.
•Completed divestiture of Texas City Operations. We closed the sale of our Texas City Operations to INEOS Group Holdings S.A. for $490 million, and we immediately put the cash to work through the combination of net debt reduction and share repurchases.

Your Vote is Important for this Year’s Annual Meeting
As always, we encourage you to participate in this year’s Annual Meeting by attending the meeting virtually or voting your shares in advance for each of the items on this year’s agenda. Signing and returning a proxy card or submitting your proxy by Internet or telephone in advance of the meeting will not prevent you from voting electronically during the meeting if you attend virtually, but will assure that your vote is counted if you are unable to attend the meeting online. Whether you choose to vote by mail, online or by telephone, I encourage you to vote as soon as possible.
Thank you for your support of our Company. We look forward to welcoming you to our Annual Meeting.
Sincerely,
MARK J. COSTA
CEO and Board Chair

2	2024 Proxy Statement

“The Board and management remain intensely focused on the implementation and execution of the Company’s long-term strategy to create new growth opportunities to deliver sustainable value to customers, consumers, and stockholders.”

March 21, 2024
Dear fellow Eastman Stockholders:
Our commitment to creating long-term value
As Company stewards, the Board is focused on developing and supporting strategies and approaches that will deliver strong financial performance. As a Board, one of our highest priorities is to position Eastman for long-term sustainable growth. The Board is highly engaged in the execution of the Company’s compelling long-term strategy that will be a catalyst for creating value for stockholders. As Lead Director, I can assure you the Board is excited by the progress made in 2023 on the Company’s innovation-driven growth strategy.
Integrating sustainability into our strategy
As part of our core duties, the Board is responsible for oversight of the strategic and operational direction of the Company, as well as risks associated with our strategy. The Company’s strategy is designed not only to generate profitable growth, but also to integrate sustainability initiatives that are expected to serve as a key driver of that growth. Over the past year, Eastman has made significant progress in advancing the Company’s initiatives bringing the long-term strategy into clearer focus.
During 2023, the Company made significant progress on its sustainability goals, including the completion of construction, commissioning, and start-up activities for its new molecular recycling facility in Kingsport, Tennessee, as well as the advancement of its two other planned material-to-material molecular recycling facilities. Using technology with a lower carbon footprint, these facilities will enable the Company to recycle hard-to-recycle plastic waste that is currently being incinerated or sent to landfills. The Board believes these bold and ambitious projects position Eastman as a leader in a circular economy and will create a new vector of growth for the Company. Additional detail around these and other initiatives can be found within the pages of this proxy statement. I encourage you to also review Eastman’s sustainability report, A Better Circle, which can be found in the Sustainability section of the Company’s website.

2024 Proxy Statement	3

Letter from our Lead Director
Our focus on Company culture and employee safety
As a Board, we remain focused on initiatives to develop a world-class culture that embraces innovation and inclusion, which are paramount to the successful achievement of the Company’s long-term strategic goals and the creation of value for stockholders. The Board recognizes the importance of cultivating a culture of leadership while also ensuring we have the right talent in the right jobs, as well as a skilled, engaged, and deep talent pipeline. From a Board perspective, we continue to review the overall composition of the Board of Directors to ensure that we have the right leadership, skill sets, and experiences to meet the new evolving challenges and opportunities and create value for stakeholders.
On behalf of the Board of Directors, I want to thank our fellow directors, Edward (“Ted”) Doheny II and Charles (“Chuck”) Stevens III for their dedicated service and contributions to the Eastman Board of Directors. Both Ted and Chuck have decided to retire from the Eastman Board effective as of this year’s Annual Meeting of Stockholders.
As a key part of developing the Company’s culture, the Board and management are committed to fostering a culture of safety by ensuring employees have the necessary resources, technology, and training to operate safely each and every day at our facilities around the world. In 2023, the Company’s safety initiatives resulted in breakthrough safety performance with significant reductions in the number of personal and process safety incidents. More importantly, the safety initiatives and efforts resulted in a reduction in the overall severity of injuries across the Company. While the goal always remains zero safety incidents, we are extremely proud of the employees’ efforts and focus on building a culture to ensure the safety of all employees and the communities in which we operate.
As members of the Board, we understand and appreciate the responsibilities that have been entrusted to us by stockholders. We continuously strive to serve the best interests of stockholders by setting the Company on a course to creating sustainable, long-term stockholder value.
Sincerely,
BRETT D. BEGEMANN
Lead Director

4	2024 Proxy Statement

2024 Proxy Statement	5

Table of Contents
Note about Forward-Looking Statements
Certain statements made in this proxy statement are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act (Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), including statements relating to our executive compensation programs; expectations, strategies, and plans for businesses and for the whole of Eastman; capital allocation; future financial results; environmental matters and opportunities (including potential risks associated with physical impacts of climate change and related voluntary and regulatory carbon requirements); and our environmental, social, and governance (“ESG”) objectives and plans, including our inclusion and diversity (“I&D”) efforts. In some cases, you can identify forward-looking statements by terminology such as “anticipates”, “believes”, “estimates”, “expects”, “intends”, “may”, “plans”, “projects”, “forecasts”, “will”, “would”, “could”, and similar expressions or expressions of the negative of these terms.
Forward-looking statements are based upon certain underlying assumptions as of the date such statements were made. Such assumptions are based upon internal estimates and other analyses of current market conditions and trends, management expectations, plans, and strategies, economic conditions, and other factors. Forward-looking statements and the assumptions underlying them are necessarily subject to risks and uncertainties inherent in projecting future conditions and results. Actual results could differ materially from expectations expressed in the forward-looking statements if one or more of the underlying assumptions and expectations proves to be inaccurate or is unrealized. The known material factors, risks, and uncertainties that could cause actual results to differ materially from those in the forward-looking statements are identified and discussed in the Risk Factors section of our most recent annual or quarterly report and in other reports we have filed with the U.S. Securities and Exchange Commission (the “SEC”).
The Company cautions you not to place undue reliance on forward-looking statements, which speak only as of the date of this proxy statement. Except as may be required by law, the Company undertakes no obligation to update or alter these forward-looking statements, whether as a result of new information, future events, or otherwise. Investors are advised, however, to consult any further public Company disclosures (such as filings with the SEC, Company press releases, or pre-noticed public investor presentations) on related subjects. We include our website address (www.eastman.com) in this proxy statement only as an inactive textual reference and do not intend it to be an active link to our website. The contents of our website are not incorporated into and do not constitute part of this proxy statement.

6	2024 Proxy Statement

To our Stockholders:
The 2024 Annual Meeting of Stockholders of Eastman Chemical Company will be held virtually on May 2, 2024 at 11:30 a.m. (EDT) via live webcast at https://register.proxypush.com/emn.
Meeting information

DATE: Thursday, May 2, 2024	TIME: 11:30 a.m. (EDT)	LOCATION: Virtually at https://register.proxypush.com/emn

Voting items

1		2		3
	Elect Directors. To elect ten directors to serve until the 2025 Annual Meeting of Stockholders and their successors are duly elected and qualified.
Ratify appointment of independent registered public accounting firm.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2024.
					Advisory approval of executive compensation. To approve, on an advisory basis, the compensation of certain of the Company’s executive officers.

	The Board recommends a vote FOR each director nominee		The Board recommends a vote FOR this proposal		The Board recommends a vote FOR this proposal
Transact Any Other Business. To transact such other business as may properly come before the meeting.

How to vote by proxy
Only stockholders of record at the close of business on March 12, 2024 are entitled to notice of, and to vote at, the meeting. It is important that your shares be represented and voted at the meeting. Please vote by proxy in one of these ways:

By order of the Board of Directors,
KELLYE L. WALKER
Executive Vice President, Chief Legal Officer and Corporate Secretary
March 21, 2024
This Notice and Proxy Statement are first being sent to stockholders on or about March 21, 2024. Our 2023 Annual Report on Form 10-K is being sent with this Notice and Proxy Statement.

BY INTERNET	By Internet at the web address shown on your proxy card, electronic form of proxy, or voting instruction form (if you received the proxy materials by mail from a broker or bank).

BY PHONE	Use the toll-free telephone number shown on your proxy card, electronic form of proxy, or voting instruction form (if you received the proxy materials by mail from a broker or bank).

BY MAIL	Mark, sign, date, and promptly return or submit your proxy card, electronic form of proxy, or voting instruction form (in the postage-paid envelope provided if you are returning a paper proxy card).

Signing and returning the proxy card or submitting your proxy electronically by Internet or telephone does not affect your right to vote electronically during the meeting if you attend the meeting virtually.

2024 Proxy Statement	7

Eastman Overview
Eastman Chemical Company (“Eastman” or the “Company”) is a global specialty materials company that produces a broad range of products found in items people use every day. Eastman began business in 1920 for the purpose of producing chemicals for Eastman Kodak Company’s photographic business and became a public company, incorporated in Delaware, on December 31, 1993. As a globally inclusive and diverse company, Eastman employs approximately 14,000 people worldwide and serves customers in more than 100 countries.

Driven by more than 100 years of continuous innovation, Eastman is bringing sustainable materials to market and delivering financial value to our stockholders while scaling positive societal impact for our stakeholders.

At Eastman, we believe there are always solutions to the challenges the world faces. In fact, our innovations are driven with a specific goal in mind — to help solve the world’s greatest challenges by creating the most sustainable materials. Our strategy is founded in our commitment to the principles of the United Nations Global Compact, where our purpose, leadership and actions continue to guide us toward carbon neutrality, circularity, and caring for society. This “triple challenge,” and our expertise in material science provide the world’s largest industries — like packaging, automotive, and architecture — with high-quality sustainable solutions that address those complex global issues we collectively face. We will continue partnering up and down our value chains to advance sustainable solutions to address some of the world’s biggest challenges.
With the purpose of enhancing the quality of life in a material way, Eastman works with customers to deliver innovative products and solutions while maintaining a commitment to safety and sustainability. The Company’s innovation-driven growth model takes advantage of world-class technology platforms, deep customer engagement, and differentiated application development to grow its leading positions in attractive end markets such as transportation, building and construction, and consumables.
Eastman at a Glance

Who is Eastman?
Business Segments:
Advanced Materials
Additives & Functional Products
Chemical Intermediates
Fibers	100+ Years of innovation	$9.2 Billion revenue in 2023	14,000 global team members	100+ Countries where customers are served

Global Headquarters
Kingsport, Tennessee, USA

8	2024 Proxy Statement

About the company
Eastman Growth Strategy

Our innovation-driven growth model is succeeding

Our model has delivered results and we have demonstrated our portfolio can grow above our underlying markets with products that have higher margins and drive strong mix upgrade.

Circular economy is a new vector of growth

We have an opportunity to deliver attractive growth by addressing the plastic waste crisis and reducing our impact on climate change at the same time through our molecular recycling technologies. In late 2023, Eastman completed construction and began commissioning and start-up activities for our new molecular recycling facility in Kingsport, Tennessee. We also have announced two additional projects – one to be located in France, and another facility to be located in the United States.

Strengthening execution to convert growth to value

We continue to make investments with the goal of driving the top line and translating it to the bottom line, including an integrated business planning system that will enable us to support growth while keeping inventory levels low. We are also transforming our operations by modernizing and digitizing our capabilities to improve our reliability and cost competitiveness.

Sustainability is integrated into how we win

We have the responsibility and opportunity to join others to help address climate change, lead mainstream circularity as an economic model, and help build a more inclusive and equitable world.

Power of cash flow and the balance sheet

We have developed a record of strong cash flow in almost every environment, returning cash to our stockholders, and otherwise putting cash to work in a disciplined manner.

2024 Proxy Statement	9

About the company
How we Innovate
Beyond these innovative recycling technologies, Eastman is pursuing specific opportunities to leverage our innovation-driven growth model for continued greater than end-market growth by both sustaining the Company’s leadership in existing markets and expanding into new markets.
Eastman uses an innovation-driven growth model which consists of leveraging world-class, scalable technology platforms, delivering differentiated application development capabilities, and relentlessly engaging the market.

Unique, innovation-driven growth model delivers consistent, sustainable value	Significant integration and scale enable innovation, reliability, and cost advantage Advantaged growth and execution capability and culture Aggressive and disciplined portfolio management

We are also changing our business and operations to improve our cost structure, increase investment in growth, and strengthen execution capabilities, including specific initiatives to transform operations, work processes and systems, and business structure alignment, scale, and integration.

10	2024 Proxy Statement

About the company
Integrating sustainability into Eastman’s growth strategy
Eastman continues to fully integrate sustainability into the Company’s market-differentiated growth strategy. Our strategy is to transform tomorrow by revolutionizing the materials that shape it today — innovating sustainable solutions to enhance the quality of life in a material way. We have a compelling and ambitious strategy to leverage our innovation-driven growth model to develop sustainable innovations that address the challenges of climate change, plastic waste, and a growing population. We have made bold commitments to mitigate climate change (including committing to be carbon neutral by 2050), and our technology platforms and several of our key product lines are linked to sustainable macro trends enabling market-driven solutions. Our corporate strategy is designed to drive organic growth while also driving our positive impact on society.
Growth Platforms
Innovation that converts market complexity into sustainable value

Business	Growth Product Platforms	Circular	Caring for Society	Climate

Advanced Materials	Specialty Plastics Circular Economy Solutions (Renew)
Next Generation Copolyester Innovation
SaflexTM EV Platform
Window Film
Additives & Functional Products	TetrashieldTM High Performance Polyester Coatings
EastaPureTM Semiconductor Materials
Biodegradable Personal Care Microbeads
Fibers	NaiaTM Filament (Circular Textiles and Renew)
Corporate	AventaTM Biodegradable Polymers
Sustainable Infrastructure (Decarbonization)
Enabling a circular economy — creating a new vector of growth for Eastman
The global waste plastic crisis and climate change are two of the greatest challenges of our time, and the world desperately needs a materials revolution that will help address both. Brands are facing growing climate and environmental scrutiny from consumers, end users, non-governmental organizations, investors, and other stakeholders, resulting in companies setting aggressive goals to include recycled content in products. Each year, more than 300 million tons of plastic are produced globally and only about 15% is recycled today. Estimates are that roughly 25% is incinerated, 40% is landfilled, and 20% leaks into the environment — including our oceans.
Eastman seeks to be a leader in shifting from a linear economy (take, make, consume, waste) to a circular economy (make, use, reuse, remake, recycle). We are committed to revolutionizing our materials to give them a longer life and richer purpose using our two advanced circular recycling technologies — carbon renewal and polyester renewal. A circular economy focuses on making the most of the world’s resources — minimizing waste and maximizing value by providing end-of-life solutions to reduce, reuse, and recycle products and materials that typically end up in landfills and our waterways.

2024 Proxy Statement	11

About the company
Making the Future of Recycling a Reality Today
Molecular plastics recycling facility in Kingsport, Tennessee
In late 2023, Eastman completed construction and began commissioning and start-up activities for its new molecular recycling facility in Kingsport, Tennessee. This ground-breaking facility is expected to provide a unique, sustainable growth opportunity for Eastman given the demand for recycled material. Other key competitive attributes of this facility include the flexibility of our technology to use a variety of polyester waste plastic as a feedstock, the attractive greenhouse gas (“GHG”) footprint relative to deriving the monomers from fossil feedstocks, and importantly, the expected price premium that consumers are willing to pay. The feedstock for this facility will be hard-to-recycle polyester waste plastic.
Plans for two additional molecular plastics recycling facilities
On January 17, 2022, French President Emmanuel Macron and Eastman CEO Mark Costa jointly announced Eastman’s plan to invest up to $1 billion in a material-to-material molecular recycling facility in France that would use Eastman’s polyester renewal technology to annually recycle up to 110,000 metric tons of hard-to-recycle waste plastic that is currently being incinerated. The site will be designed so that, in a second phase, the amount of waste plastic used as a feedstock can be doubled in size to approximately 200,000 metric tons in a capital-efficient manner. Many global brands are leading the way by signing letters of intent for multi-year supply agreements from this facility.
In 2022, we entered into a definitive agreement with PepsiCo, which will be a baseload customer for a planned third molecular recycling facility that will be located in the United States. The first phase of this project will use approximately 110,000 metric tons of polyester waste plastic as feedstock annually. This site also will be designed so that in a second phase, the amount of waste plastic used as a feedstock can be doubled in size to approximately 200,000 metric tons in a capital-efficient manner. The polymers will be used by PepsiCo and other customers for packaging and textiles applications.

12	2024 Proxy Statement

About the company
Empowering our Employees to Build a World-Class Innovative Culture
Our commitments to I&D extend to the highest levels of our Company. In 2023, we published our third annual I&D Report, which is available on our website (www.eastman.com), to provide greater transparency in this important area. We believe that, to meet today’s most pressing needs, we must inspire innovative ideas by making every team member feel valued and empowered to do their best work.

FOUR STRATEGIC PILLARS
While Eastman is a materials innovator, our true purpose is to enhance the quality of life in material ways, and we pursue that goal with intentionality, accountability, and outcome-based metrics. To that end, our I&D strategy is centered on four strategic pillars, each with target objectives designed to build an inclusive, diverse, high-performing organization. In 2023, we carried out a range of initiatives to advance these pillars.

1	Mitigate unconscious bias

We strive to build inclusive leadership behaviors at all levels so every team member can bring their full, authentic self to work and contribute fully. To do so, we use experiential workshops, educational resources, and scorecards that equip leaders and their teams to recognize and mitigate the impact of unconscious biases. These initiatives provide a strong foundation for increasing engagement, driving results, and promoting innovation.

2	Foster an inclusive culture

True inclusion requires intentional actions that enable every team member to operate authentically at their best. To create an inclusive environment, we invest in Eastman Resource Groups (ERGs), learning opportunities, and systems and processes that promote allyship and encourage full engagement. Our goal is to ensure everyone who works at Eastman feels valued for what they bring to the business and fully accepted for who they are.

3	Build inclusive teams

Innovative recruiting and hiring practices help us source and attract a broader pool of talent, opening pathways for the people we need. To that end, we have strengthened our sourcing strategies, selection processes, and benefit programs to attract diverse talent, bring underrepresented groups to above industry levels, and meet the needs of a diverse world. These efforts include expanding our work with external partners, educating hiring managers on unintended barriers, and inviting candidates before they join the Company to build relationships with members of ERGs.

4	Accelerate diversity in leadership

Eastman offers a range of personal and professional development opportunities to support the career aspirations of all team members. To address gaps in leadership representation, we prepare underrepresented colleagues for leadership roles through targeted development programs and inclusive talent review processes. We also provide tools and resources to boost leaders’ personal inclusiveness and the inclusivity of their teams.

2024 Proxy Statement	13

About the company
2023 Financial Highlights
The Company reported 2023 sales revenue of $9.2 billion, earnings before interest and taxes (“EBIT”) of $1.3 billion, and net earnings attributable to Eastman of $894 million. Diluted earnings per share (“EPS”) were $7.40. Net cash provided by operating activities was approximately $1.4 billion. Excluding non-core and unusual items, adjusted EBIT was approximately $1.1 billion, and adjusted diluted EPS was $6.40. See Annex A of this proxy statement for reconciliation of financial measures under accounting principles generally accepted in the United States (“GAAP”) to non-GAAP financial measures, description of excluded items, and related information.
The global Eastman team did an outstanding job navigating through a very difficult operating environment that included logistics and supply chain challenges, rapid and broad-based inflation, and a strengthening U.S. dollar, as well as a weak global economy and geopolitical uncertainties. Even in this dynamic macro environment, we continued to deliver compelling revenue and earnings growth, advanced our innovation programs and transformational initiatives, strengthened our business portfolio, and achieved milestones toward our ambitious sustainability goals.
Here are a few of our highlights from the year:
•Generated approximately $1.4 billion of cash from operations in 2023;
•Returned approximately $525 million to our stockholders through: (i) dividends, which we increased for the 14th consecutive year, and (ii) share repurchases;
•Completed construction and began commissioning and start-up activities for our molecular recycling facility in Kingsport, Tennessee and achieved key milestones for the two other planned polyester recycling facilities; and
•Closed the sale of Texas City, Texas Operations and received more than $415 million of cash at closing.
Operating Cash Flow (in millions)

EBIT and Adjusted EBIT (in millions)

EBIT	Adjusted EBIT

14	2024 Proxy Statement

About the company
Sustainability Highlights
At Eastman, sustainability is at the heart of our corporate strategy. We use a sustainability materiality assessment to identify areas of focus and refine our commitments. Prioritization and effective management of these issues and opportunities are integrated into our strategy, business models, risk management, and governance to drive continued progress. The results are considered in determination of the information included in our public disclosures. We continue to engage our stakeholders to refine our initiatives. Eastman publishes a Sustainability Report, A Better Circle, which can be found in the Sustainability section of the Company’s website.
Our goals

Mitigating climate change	Target Year

•Reduce our Scope 1 and 2 greenhouse gas emissions by one-third by 2030 to achieve carbon neutrality by 2050*	2030
•100% of NAR and EU purchased electricity will be renewable by 2030	2030
* Results are reduction since baseline year

Mainstreaming circularity

•Recycle more than 500 million pounds (225,000 MT) of plastic waste annually by 2030 via molecular recycling technologies, with a commitment to recycle 250 million pounds (110,000 MT) annually by 2025	2025

Caring for society

•100% of growth R&D spend aligns with sustainable macro trends to create materials that improve the quality of life for people around the world	2030
•Achieve gender parity in alignment with our commitment to Paradigm for Parity®	2030
•Be a leader for U.S. racial equity within our industry sector	2030

2024 Proxy Statement	15

We are asking our stockholders of record on March 12, 2024, to vote on the following matters at our 2024 annual meeting of stockholders to be held on May 2, 2024. Please see the section entitled “Additional Information About the Annual Meeting” for details on how to vote and the vote required to approve these matters.

Proposal	Board recommendation

Proposal 1: Election of Directors
Stockholders are being asked to vote on the election of ten directors to serve until the 2025 Annual Meeting of Stockholders. The terms of office of all current directors will expire at the 2024 Annual Meeting, and each of those directors, other than Edward L. Doheny II and Charles K. Stevens III, both of whom will be retiring as of the date of the Annual Meeting, has been nominated for re-election for a one year term.
PAGE 17

Proposal 2: Ratification of appointment of independent registered public accounting firm
The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024. Stockholders are being asked to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP.
PAGE 45

Proposal 3: Advisory approval of executive compensation
Stockholders have the right to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers (“NEOs”) as disclosed pursuant to the compensation disclosure rules of the SEC. This advisory vote is commonly referred to as the “say-on-pay” vote.

This summary highlights important information you will find in this proxy statement. As it is only a summary, please review the complete proxy statement before you vote, including the section “Additional Information About the Annual Meeting” for information on how to attend, submit questions, and vote during the Annual Meeting.

16	2024 Proxy Statement

ITEM 1 Election of Directors

Stockholders are being asked to vote on the election of ten directors to serve until the 2025 Annual Meeting of Stockholders and their successors are duly elected and qualified. The terms of office of all current directors will expire at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”), and each of those directors, other than Edward L. Doheny II and Charles K. Stevens III, both of whom will be retiring as of the date of the Annual Meeting, has been nominated for re-election for a one-year term. Given these retirements, the size of the Board will be reduced to ten directors as of the date of the Annual Meeting. If any nominee is unable or unwilling to serve (which we do not anticipate), the persons designated as proxies will vote your shares for the remaining nominees and for another nominee proposed by the Board of Directors (the “Board”) or, as an alternative, the Board could reduce the number of directors to be elected at the Annual Meeting.
Majority vote standard for Election of Directors. The Company’s amended and restated bylaws (the “Bylaws”) provide that directors are elected by a majority of votes cast by stockholders. If a nominee who is serving as a director is not re-elected by a majority of votes cast at a meeting, under Delaware law, the director would continue to serve on the Board as a “holdover director.” However, under the director election provision of our Bylaws, any incumbent director who is a holdover director whose successor has not been elected by stockholders would be required to offer to resign from the Board. The Nominating and Corporate Governance Committee would then make a recommendation to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board would act on the recommendation and publicly disclose its decision and rationale within 90 days from the date the election results are certified. The director who tenders his or her resignation would not participate in the Board’s decision. Under Delaware law, if a nominee who was not already serving as a director is not elected by a majority of votes cast by stockholders at an annual meeting, such nominee would not become a director.

The nominees have been recommended to the Board by the Nominating and Corporate Governance Committee of the Board. The Board recommends that you vote “FOR” the election of each of the ten nominees as described under “Director Nominees.”

2024 Proxy Statement	17

Item 1 Election of Directors
The Board of Directors
The Board is elected by the stockholders to oversee management and to ensure that the long-term interests of the stockholders are being served. The primary role of the Board is to maximize stockholder value over the long-term. Eastman’s business is conducted by its employees, managers, and officers, under the direction of the Chief Executive Officer and with the oversight of the Board.
Board composition and refreshment
Under the Corporate Governance Guidelines, the desired attributes of individual directors are:

  Integrity, honesty, and demonstrated adherence to high ethical standards;
  Business acumen, experience with business administration processes and principles, and the ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company;
  The ability to express opinions, raise difficult questions, and make informed, independent judgments;
  Knowledge, experience, and skills in at least one specialty area, for example:

 The ability to devote sufficient time to prepare for and attend Board meetings (the Company's Corporate Governance Guidelines assume that service on up to one other public company board of directors for any director who is the chief executive officer of a public company and up to three other public company boards of directors if a director is not the chief executive officer of a public company will not impair a director’s service on the Board);
  Willingness and ability to work with other members of the Board in an open and constructive manner;
  The ability to communicate clearly and persuasively; and
  Diversity with respect to other characteristics, which may include, at any time, gender, race and ethnicity, geographic origin, sexual orientation, gender identity, or personal, educational, and professional experience and thought.

•Accounting or finance, •Corporate management, •Marketing, •Manufacturing, •Technology / cybersecurity, •Information systems,	•Risk management, •International business, •Sustainability / ESG, or •Legal, governmental, or environmental policies compliance expertise;

Recent Board Leadership Changes in 2023

•New Lead Director •New Compensation and Management Development Committee Chair •New Environmental, Safety and Sustainability Committee Chair •New Nominating and Corporate Governance Committee Chair

Skills enhanced in the past 6 years
Cybersecurity	Supply Chain Logistics	Risk Management	Financial Reporting

18	2024 Proxy Statement

Item 1 Election of Directors
Director nominations
The Nominating and Corporate Governance (“NCG”) Committee is responsible for reviewing and recommending to the Board potential directors who possess the skills, knowledge, and understanding necessary to be valued members of the Board in order to assist in successfully performing its role in corporate oversight and governance. The NCG Committee considers not only an individual director’s or possible nominee’s qualities, performance, and professional responsibilities, but also the then-current composition of the Board and the challenges and needs of the Board as a whole in an effort to ensure that the Board is comprised of a diverse group of members who, individually and collectively, best serve the needs of the Company and its stockholders. In general, and in giving due consideration to the composition of the Board, the desired attributes of individual directors, including those of any nominees of stockholders, are as described under “Board composition and refreshment.”
The NCG Committee will consider persons nominated by stockholders and recommend to the full Board whether such nominee should be included with the Board’s nominees for election by stockholders. Our Bylaws contain provisions that address the process (including the required information and deadlines) by which a stockholder or group of stockholders may nominate an individual for consideration by the NCG Committee to stand for election at an annual meeting of stockholders.
In addition, the proxy access provision in our Bylaws provides that, under certain circumstances, a stockholder, or a group of up to 20 stockholders, may nominate and include director nominees constituting up to 20% of the number of directors then serving on the Board in the Company’s proxy materials, provided that: (i) such stockholder(s) own in aggregate 3% or more of our outstanding common stock continuously for at least three years as of the date the nomination is received by the Company; and (ii) the stockholder(s) and nominee(s) satisfy the disclosure and other requirements set forth in our Bylaws. In order to use this proxy access Bylaw provision, stockholders are required to hold shares until the date of the applicable annual meeting. For additional information on how stockholders may submit nominees for election to the Board, see “Additional Information about the Annual Meeting.” The Board and the NCG Committee have, from time to time, utilized the services of director search firms to assist in the identification of qualified potential director nominees.
Nomination process

1	Assess the Board’s needs

The NCG Committee annually reviews the composition and size of our Board, ensuring the directors possess the skills, knowledge, and understanding necessary for the Board to successfully perform its role in corporate governance. The Committee considers both the short-term and long-term strategies of the Company to determine what skills and experiences are required of the Board.

2	Identify candidates

If the NCG Committee determines that there is a need for a new candidate either in the event of an open seat or a skill gap, individuals may be identified through a variety of methods, including by our directors, management, stockholders and/or an independent search firm.

3	Review and evaluate candidates

The NCG Committee will consider not only an individual's qualities, performance, and professional responsibilities, but also the then current composition of the Board and the challenges and needs of the Board as a whole at that time.

4	Interview candidates

The NCG Committee and the CEO review candidate profiles to identify candidates' skills, experience, and background that best align with the Company's strategy and would add value to the Board. Candidates are initially interviewed by the NCG Committee Chair and the Lead Director and if selected to advance, with the NCG Committee members and CEO in-person. Due diligence is performed, including background and conflicts checks, review of director commitment levels, references from other directors and the independent search firm.

5	Recommend candidate to the Board

The NCG Committee recommends to the Board the candidate that best fits the needs of the Board. The Board reviews the recommendation and approves the candidate's appointment to the Board. Following Board approval, the new director will complete an onboarding process and will stand for election by stockholders at the next annual meeting.

2024 Proxy Statement	19

Item 1 Election of Directors
Board overview
The Board recognizes that its success hinges on its ability to meet a broad spectrum of challenges that the Company will encounter over the long-term. Different challenges demand not only a diverse set of perspectives, backgrounds, and skills, but also strong communication and collaboration among the whole Board. Our Board is committed to ensuring that it is well-equipped to oversee the Company’s business and effectively represent the interests of stockholders. Our Board regularly reviews its composition to ensure it includes directors with the experience, skills, and diversity necessary for effective, independent Board oversight. Our Board will continue to seek to add new directors to our Board, focusing on skills, experience, and diversity.
Our Board of Directors collectively possesses a range of key strategic skills, experiences, and attributes needed to enable effective oversight. Each year, the Board reviews the skills necessary to successfully discharge its oversight responsibilities and strives to maintain a well-rounded and diverse Board that balances the institutional knowledge of longer-tenured directors with the fresh perspectives brought by new directors. Information about our nominees is below.

David W. Raisbeck, 74
Retired Vice Chairman
of Cargill Inc.
Director Since: 2000

Renée J. Hornbaker, 71
Retired Exec VP & CFO
of Stream Energy
Director Since: 2003

Humberto P. Alfonso, 66
Retired Exec VP & CFO
of Information Services Group
Director Since: 2011

Brett D. Begemann, 63
Retired COO of Crop Science
Division at Bayer AG
Director Since: 2011
Lead Director Since: May 2023

Julie F. Holder, 71
Retired Sr VP of
The Dow Chemical Company
Director Since: 2011

0-6 Years
6-12 Years
12+ Years

Linnie M. Haynesworth, 66
Retired Sector Vice President and General
Manager of Northrup Grumman Corporation
Director Since: 2023

Eric L. Butler, 63
Retired EVP and CAO of
Union Pacific Corporation
Director Since: 2022

Kim Ann Mink, 64
Retired President and CEO
of Innophos Holdings, Inc.
Director Since: 2018

James J. O'Brien, 69
Retired Chairman and CEO
of Ashland Inc.
Director Since: 2016

Mark J. Costa, 58
CEO and Board Chair of Eastman
Chemical Company
Director Since: 2013

* Current directors, Edward L. Doheny II and Charles K. Stevens III will serve through the Annual Meeting but are not standing for re-election.

Independence	Diversity of skills, experience, gender and ethnicity, and thought	Age

60%
Overall Board Diversity
40%
Gender Diversity
30%
Racial / Ethnic Diversity

20	2024 Proxy Statement

Item 1 Election of Directors
Nominee skills and qualifications
The non-employee directors together possess a diverse inventory of relevant skills and experience, but all of the non-employee directors have experience in corporate management and strategy as well as international business experience. The Company believes the Board is equipped by its composition and culture to effectively oversee key risks and challenges the Company faces. The NCG Committee and the Board use the following matrix in their review of each director’s skills and qualifications.

Experience and Qualifications

International / Emerging Markets. Facilitates an understanding of diverse business environments and economic conditions associated with our global business.

Accounting / Financial Reporting. Builds the skills necessary to oversee and help facilitate accurate, transparent and reliable financial reporting and development of effective internal controls.

Information Technology/Cybersecurity. Provides critical insight into information technology systems and solutions and risks associated with technology and cybersecurity matters.

ERM / Risk Management. Enables directors to understand, effectively anticipate and oversee the most significant risks facing the Company.

Human Capital / Talent Management. Develops organizational perspective on effective approaches to attracting, training, developing and retaining a diverse workforce.

Logistics / Global Supply Chain. Fosters an understanding of the importance of global supply chain management on manufacturing and distribution capabilities.

Chemicals Industry. Builds a foundation for understanding the complexity of the Company’s products, competitive environment and regulatory challenges.

R&D / Innovation. Assists in understanding the complexities and costs of developing and bringing new products to market.

Manufacturing / Operations Safety. Experience with complex, global manufacturing operations helps drive processes to ensure the safety of our employees and communities in which we operate.

Government / Regulatory. Familiarity with highly regulated industries provides critical insight into navigating the challenges of operating in complex global political and regulatory environments.

Mergers & Acquisitions / Capital Markets. Experience with capital markets, capital allocation and complex strategic transactions aids in the development and implementation of strategic objectives.

Sustainability / Environment. Facilitates an understanding of environmental challenges and solutions necessary to design and execute a long-term strategy focused on a circular economy.

Executive Leadership. Enables an understanding of the numerous challenges, opportunities and risks associated with managing a large- scale, global organization.	CFO	COO	CAO	CEO	SVP	SVP	CFO	CEO	CEO	VICE CHAIR

2024 Proxy Statement	21

Item 1 Election of Directors
Director nominees

Humberto P. Alfonso Retired Executive Vice President & Chief Financial Officer, Information Services Group

Director: Since January 2011 Age: 66 Committees: •Audit (Chair) •Environmental, Safety and Sustainability •Finance
Experience and skills: International / Emerging Markets | Accounting / Financial Reporting | ERM / Risk Management | Logistics / Global Supply Chain | Mergers & Acquisitions / Capital Markets

Skills and expertise:
Mr. Alfonso’s experience includes various senior financial positions held during his career that provide a solid platform for his service to lead the Audit Committee’s oversight of the Company’s financial reporting process and its internal and disclosure controls and of the work of the independent registered public accounting firm. In addition, Mr. Alfonso’s substantial senior level management experience brings significant operational insight to the Board.
Background:
•Information Services Group, a global technology research and advisory firm
◦2021 – 2023 (retired): Executive Vice President and Chief Financial Officer
•Yowie Group Ltd., a confectionary company
◦2017 – 2018: Director
◦2016 – 2018: Chief Executive Officer, Global
•The Hershey Company, a chocolate and cocoa products company
◦2013 – 2015 (retired): President, International

◦2011 - 2013: Executive Vice President, Chief Financial Officer, and Chief Administrative Officer
◦2007 - 2011: Senior Vice President and Chief Financial Officer
◦2006 - 2007: Vice President, Finance and Planning, North American Commercial Group
◦2006 (joined Hershey) - 2006: Vice President, Finance and Planning, U.S. Commercial Group
•Cadbury Schweppes, a multi-national confectionary company
◦held a variety of finance positions
◦2005 - 2006: Executive Vice President Finance and Chief Financial Officer of Cadbury Schweppes Americas Beverages
◦2003 - 2005: Vice President Finance, Global Supply Chain
•Pfizer, Inc., a biopharmaceutical company
◦held a number of senior financial positions
Other Current Public Company Directorships
•The Kraft Heinz Company

Brett D. Begemann Retired Chief Operating Officer of Crop Science Division of Bayer AG

Director: Since February 2011
Lead Director: Since May 2023
Age: 63
Committees:
•Compensation and Management Development
•Environmental, Safety and Sustainability
•Finance
•Nominating and Corporate Governance

Experience and skills: International / Emerging Markets | ERM / Risk Management | Logistics / Global Supply Chain | Chemicals Industry | Manufacturing / Operations Safety | Government / Regulatory

Skills and expertise:
Mr. Begemann’s substantial and varied experience as an executive of an international public company brings to the Board a significant depth of knowledge in global biotechnology and chemicals businesses. His wide-ranging experience and knowledge allow him to contribute to the Board and its Committees significant insight into a number of functional areas critical to Eastman.
Background:
•Bayer AG, a German global life sciences company
◦2018 - 2021 (retired): Chief Operating Officer for the Crop Science Division, with core competencies in the areas of health care and agriculture

•Monsanto Company, an agrochemical company
◦2013 - 2018 (acquired by Bayer AG): President and Chief Operating Officer, responsible for worldwide sales and operations, corporate affairs, and global business organization
◦2012 - 2013: President and Chief Commercial Officer
◦2009 - 2012: Executive Vice President and Chief Commercial Officer
◦2007 - 2009: Executive Vice President, Global Commercial
◦1983 - 2007: served in the company’s sales and marketing organization

22	2024 Proxy Statement

Item 1 Election of Directors

Eric L. Butler Retired Executive Vice President and Chief Administrative Officer of Union Pacific Corporation

Director: Since August 2022 Age: 63 Committees: •Audit •Environmental, Safety and Sustainability •Finance

Experience and skills:
International / Emerging Markets | Accounting / Financial Reporting | ERM / Risk Management | Human Capital / Talent Management | Logistics / Global Supply Chain | Manufacturing / Operations Safety | Mergers & Acquisitions / Capital Markets

Skills and expertise:
Mr. Butler’s substantial senior level management experience, including his previous position as a chief administrative officer, and his background in sales and marketing, supply chain logistics, procurement and purchasing and industrial engineering enable him to bring significant operational insight to the Board. In addition, he also has experience leading human resources, labor relations, and corporate governance functions. Mr. Butler’s extensive experience in the freight transportation industry allows him to provide the Board with unique perspectives on developing a safety-first business culture, customer service, and risk management.
Background:
•Aswani-Butler Investment Associates, a private equity investment firm
◦Founder and CEO
•Union Pacific Corporation (“Union Pacific”), one of the largest freight rail providers in North America

◦during his 32-year career, he led a wide variety of company functions and initiatives, including marketing and sales, purchasing and supply chain, financial planning and analysis, strategic planning, human resources, industrial engineering and transportation research
◦2016 - 2018 (retired): Executive Vice President and Chief Administrative Officer
◦2012 - 2016: Executive Vice President, Sales and Marketing and Chief Marketing Officer
•Federal Reserve Bank of Kansas City, Omaha Branch
◦2013 – 2019: Board appointee
◦2018 – 2020: Chair of the Board
Other Current Public Company Directorships
•NiSource, Inc.
•West Fraser Timber Co. Ltd
Certifications / Continuing Director Education
•Deloitte Audit Committee symposium

Mark J. Costa Chief Executive Officer and Board of Directors Chair of Eastman Chemical Company

Director: Since May 2013 Age: 58 Committees: •None

Experience and skills:
International / Emerging Markets | ERM / Risk Management | Human Capital / Talent Management | Logistics / Global Supply Chain | Chemicals Industry | R&D / Innovation | Manufacturing / Operations Safety | Government / Regulatory | Mergers & Acquisitions / Capital Markets | Sustainability / Environment

Skills and expertise:
Since he joined the Company, Mr. Costa has led a variety of business, marketing, functional, and strategic areas and initiatives. Mr. Costa has senior management, corporate transformation and portfolio management, and business and marketing capability experience and expertise from both his years with the Company and previously as a consultant.
We believe the perspective of the Chief Executive Officer of the Company is critical for the Board in order to effectively oversee the affairs of the Company and its strategy for growth. Mr. Costa’s unique knowledge of the opportunities and challenges associated with our business and familiarity with the Company, as well as of the chemical industry and various market participants, make him uniquely qualified to lead and advise the Board as Chair.

Background:
•Eastman Chemical Company
◦2014 – Present: Chief Executive Officer
◦2014 – Present: Board of Directors Chair
◦2013 –2014: President
◦2009 - 2012: Executive Vice President, Specialty Polymers, Coatings and Adhesives, and Chief Marketing Officer
◦2008 - 2009: Executive Vice President, Polymers Business Group and Chief Marketing Officer
◦2006 – 2008: Senior Vice President, Corporate Strategy and Marketing
•Monitor Group, a global management consulting firm
◦1988 – 2006: Senior Partner; played a crucial role in developing Monitor’s techniques in corporate transformations and portfolio management and designing client business and marketing capability building programs
Other Current Public Company Directorships
• International Flavors & Fragrances Inc.

2024 Proxy Statement	23

Item 1 Election of Directors

Linnie M. Haynesworth Retired Sector Vice President and General Manager of Northrup Grumman Corporation

Director: Since February 2023 Age: 66 Committees: •Audit •Environmental, Safety and Sustainability •Finance
Experience and skills: International / Emerging Markets | Information Technology / Cybersecurity | ERM / Risk Management | Logistics / Global Supply Chain | Government / Regulatory

Skills and expertise:
Ms. Haynesworth provides the Eastman Board expertise in technology integration, cybersecurity governance, enterprise strategy, risk management, large complex system development and disruptive technology integration. She formerly served on the board of directors of the Intelligence and National Security Alliance and the Northern Virginia Technology Council.
Background:
•Northrop Grumman Corporation (“NGC”), and aerospace and defense technology company
◦2016 – 2019 (retired): Mission Systems Sector Vice President and General Manager of the Cyber and Intelligence Mission Solutions Division; had executive responsibility for the overall growth and program activities for the division’s business portfolio, including full spectrum cyber, multi-enterprise data management and integration, as well as mission enabling intelligence, surveillance and reconnaissance (ISR) solutions supporting domestic and international customers

◦2013 - 2016: Sector Vice President and General Manager of the ISR Division within the former Information Systems sector; led NGC’s Federal and Defense Technologies Division
•United States Department of Defense
◦2021 - Present: Member of the Defense Business Board
Other Current Public Company Directorships
•Automatic Data Processing, Inc.
•Micron Technology, Inc.
•Truist Financial Corporation
Certifications / Continuing Director Education
•Certificate in Cybersecurity Oversight

Julie F. Holder Retired Senior Vice President of The Dow Chemical Company

Director: Since November 2011 Age: 71 Committees: •Compensation and Management Development •Environmental, Safety and Sustainability •Finance •Nominating and Corporate Governance (Chair)
Experience and skills: International / Emerging Markets | ERM / Risk Management |Human Capital / Talent Management | Chemicals Industry | Government / Regulatory | Sustainability / Environment

Skills and expertise:
Ms. Holder brings to the Board substantial corporate management experience as well as expertise in international sales and marketing and the chemicals industry through her various senior management positions at The Dow Chemical Company (“Dow”). Ms. Holder’s long history at Dow provides her substantial chemical industry experience across a broad range of functional areas and allows her to offer management and operational insight to the Board with an in-depth understanding of the opportunities and challenges associated with our business.
Background:
•JFH Insights LLC, a consulting firm (primarily dedicated to leadership coaching for high potential women executives)
◦2009 – Present: Chief Executive Officer; develops and teaches executive education courses designed to help women be more successful in their careers and help senior leadership build a more inclusive corporate culture

•The Dow Chemical Company, a diversified, worldwide manufacturer and supplier of products used primarily as raw materials in the manufacture of customer products and services
◦2007 – 2009 (retired): Senior Vice President, Chief Marketing, Sales and Reputation Officer, U.S. Area Executive Oversight
◦2006 – 2007: Vice President, Human Resources, Public Affairs and Diversity and Inclusion, Latin America Executive Oversight
◦1975 - 2006: various positions with increasing seniority
•W. R. Grace & Co., a global supplier of catalysts and engineered materials
◦2016 – 2021 (acquired by Standard Industries Holdings Inc. and no longer publicly-traded): Board of Directors member
Certifications / Continuing Director Education
•Diligent Climate Leadership Certification

24	2024 Proxy Statement

Item 1 Election of Directors

Renée J. Hornbaker Retired Executive Vice President and Chief Financial Officer of Stream Energy

Director: Since September 2003 Age: 71 Committees: •Compensation and Management Development •Environmental, Safety and Sustainability •Finance (Chair) •Nominating and Corporate Governance

Experience and skills:
International / Emerging Markets | Accounting / Financial Reporting | Information Technology / Cybersecurity | ERM / Risk Management | Manufacturing / Operations Safety | Mergers & Acquisitions / Capital Markets

Skills and expertise:
Ms. Hornbaker’s expertise in a variety of financial and accounting roles, experience in business development, strategy and technology, and service with large global businesses make her a valuable member of the Board. Ms. Hornbaker’s previous service as a chief financial officer and as a senior manager at an accounting firm provide a solid platform for her to advise and consult with the Board on financial and audit-related matters.
Background:
•Storey & Gates LLC, a consulting firm providing business advisory services including executive coaching and board governance training for boards
◦2018 – Present: Chief Executive Officer
•Stream Energy, a retail energy, wireless, and protective services provider
◦2017 – 2019 (sold): Board of Directors member, Board Chair and Compensation Committee Chair
◦2015 – 2017: Chief Financial Officer
•Shared Technologies, Inc., a provider of converged voice and data networking solutions
◦2006 – 2011: Chief Financial Officer

•CompuCom Systems, Inc., an information technology services provider
◦2005 – 2006: Consultant to the Chief Executive Officer
•Flowserve Corporation, a global provider of industrial flow management products and services
◦1997 - 2004: Vice President and Chief Financial Officer
◦1997 – 1998: Vice President, Chief Information and Development Officer
Other Current Public Company Directorships
•Berry Corporation
Certifications / Continuing Director Education
•Certified Public Accountant
•NACD Director Certified
•NACD Board Leadership Fellow
•NACD Cybersecurity Oversight
•NACD Climate Oversight
•KPMG Board Leadership Conference

Kim Ann Mink Retired President and Chief Executive Officer of Innophos Holdings, Inc.

Director: Since July 2018 Age: 64 Committees: •Audit •Environmental, Safety and Sustainability (Chair) •Finance

Experience and skills:
International / Emerging Markets | Accounting / Financial Reporting | ERM / Risk Management | Chemicals Industry | R&D / Innovation | Government / Regulatory | Mergers & Acquisitions / Capital Markets

Skills and expertise:
Dr. Mink provides valuable guidance to the Board with her extensive background and past experience as an executive in the specialty chemical industry and as a chief executive officer overseeing business and developing growth initiatives. Dr. Mink brings specialty materials experience and technical expertise to the Board. Dr. Mink’s proven leadership and deep understanding of key end markets enhance the Board’s innovation-driven growth strategy.
Background:
•Innophos Holdings, Inc., a leading international producer of performance-critical and nutritional functional ingredients, with applications in food, health, nutrition and industrial specialties markets
◦2015 - 2020 (sold to a private equity firm): President and Chief Executive Officer
◦2016 - 2020: Director
◦2017 - February 2020: Chair of the Board

•The Dow Chemical Company
◦2012 - 2015: Business President, Elastomers, Electrical and Telecommunications
◦2009 – 2012: Global General Manager, Performance Materials; President and Chief Executive Officer of ANGUS Chemical Co. (then a subsidiary of Dow)
•Rohm and Haas Company, a chemical manufacturing company (acquired by Dow)
◦1988 - 2009: held roles of increasing responsibility for more than 20 years, including corporate vice president and general manager for the Ion Exchange Resins business
Other Current Public Company Directorships
•Avient Corporation
•Air Liquide

2024 Proxy Statement	25

Item 1 Election of Directors

James J. O’Brien Retired Chairman of the Board and Chief Executive Officer of Ashland Inc.

Director: Since February 2016 Age: 69 Committees: •Compensation and Management Development (Chair) •Environmental, Safety and Sustainability •Finance •Nominating and Corporate Governance

Experience and skills:
International / Emerging Markets | Accounting / Financial Reporting | ERM / Risk Management | Chemicals Industry | Manufacturing / Operations Safety | Government / Regulatory | Mergers & Acquisitions / Capital Markets

Skills and expertise:
Mr. O’Brien brings to the Board extensive knowledge of the chemical industry and substantial experience as a former executive of an international public company that allows him to offer management insight and understanding of industry challenges to the Board. Under his leadership, Ashland was transformed to a global specialty chemical company. His significant experience serving on other public company boards provides valuable insight.

Background:
•Ashland Inc., a leading global specialty chemical company
◦2002 - 2014: Chairman of the Board and Chief Executive Officer
◦2001 - 2002: President and Chief Operating Officer; Senior Vice President and Group Operating Officer
◦1976 (joined Ashland) - 2000: served in various positions with increasing responsibility and seniority
•Humana Inc., a health insurance company
◦2006 – 2023: Board of Directors member
Other Current Public Company Directorships
•Albemarle Corporation

David W. Raisbeck Retired Vice Chairman of Cargill, Incorporated

Director: Since December 2000 Age: 74 Committees: •Compensation and Management Development •Environmental, Safety and Sustainability •Finance •Nominating and Corporate Governance

Experience and skills:
International / Emerging Markets | ERM / Risk Management | Human Capital / Talent Management | Logistics / Global Supply Chain | Chemicals Industry | Manufacturing / Operations Safety | Mergers & Acquisitions / Capital Markets

Skills and expertise:
Mr. Raisbeck’s depth of experience in the areas of trading and risks related to commodities and raw materials is valuable to our Board and its Finance Committee. Given his professional experience, Mr. Raisbeck has unique capabilities and insight with respect to the managing of risk exposure and execution of financing transactions. His substantial experience serving on the boards of directors of other companies and his varied corporate management experience allows us to leverage his expertise with respect to appropriate oversight and related actions utilized in the Board environment.
Background:
•Cargill, Incorporated, an agricultural trading and processing company
◦1999 – 2008 (retired): Vice Chairman

◦1994 – 2009: Director
◦2005 – 2009: Director of CarVal, a distressed asset management company owned by Cargill, and of Black River Asset Management, a hedge fund owned by Cargill
◦1996 - 1999 Executive Supervisor, Human Resources
◦1995 - 1999: Executive Vice President and President, Trading Sector
◦1993 – 1995: President of Cargill’s Trading Sector
◦1988 – 1993: President of Financial Markets Division
◦1971 (joined) – 1987: held a variety of merchandising and management positions focused primarily in the commodity and financial trading businesses

26	2024 Proxy Statement

Item 1 Election of Directors
Director independence
The Board and its NCG Committee have reviewed the standards of independence for directors established by applicable laws and regulations, including the listing standards of the New York Stock Exchange, and by the Company’s Corporate Governance Guidelines, and have reviewed and evaluated the relationships of directors with the Company and its management. Based upon this review and evaluation, the Board has determined that none of the non-employee members of the Board (that is, all directors but Mr. Costa) has or had a relationship with the Company or its management that would interfere with such director’s exercise of independent judgment, and that each non-employee member of the Board is an independent director. In addition, each non-employee member of the Board meets the heightened independence standards for our Audit, Compensation and Management Development, and NCG Committees. In making these determinations, the NCG Committee and the Board reviewed and evaluated all direct and indirect transactions and relationships between the Company and the non-employee directors and their affiliates and immediate family members.

Under the New York Stock Exchange listing standards and Eastman’s Corporate Governance Guidelines, an “independent” director is one who has “no direct or indirect material relationship with the Company or its management” and who:
  has not been employed by the Company or any of its subsidiaries or affiliates, and who has no immediate family member who has been an executive officer of the Company, within the previous three years (in addition, if a director has been employed by the Company prior to the last three years, the Board will determine in its business judgment whether the director’s past or continuing relationship to the Company and its management would interfere with such director’s exercise of independent judgment);
 has not received, and whose immediate family member has not received, during any 12-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and Committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);
  as to the Company’s internal or external auditor, is not, and whose immediate family member is not, a partner; is not employed by; has not been, and whose immediate family member has not been, within the last three years, and is not currently, a partner or employee and personally worked on the Company’s audit;
  is not and has not in the past three years been employed, and whose immediate family member is not and has not in the past three years been employed, as an executive officer of another company where any of the Company’s present executives at the same time serve or served on that company’s compensation committee;
  is not an employee of, and whose immediate family member is not an executive officer of, another company that has made payments to, or received payments from, the Company for property or services in an amount that exceeds, in any of the last three fiscal years, the greater of $1 million or 2% of such other company’s consolidated gross revenues;
  has no personal services contract with the Company, any subsidiary or affiliate of the Company or any executive officer;
  does not have any other business relationship with the Company or any of its subsidiaries or affiliates (other than service as a director) that the Company would be required to disclose in proxy statements or in annual reports on Form 10-K filed with the SEC;
  is not an executive officer of another company that is indebted to the Company or to which the Company is indebted and the total amount of either company’s indebtedness to the other is more than 1% of the total consolidated assets of the company that he or she serves as an executive officer;
  is not an officer, director, or trustee of a charitable organization to which discretionary charitable contributions to the organization by the Company or an affiliate are more than 1% of that organization’s total annual charitable receipts or $100,000, whichever is less; and
  is not a director, executive officer, partner, or greater than 10% equity holder of an entity that provides advisory, consulting, or professional services to the Company, any of its affiliates, or any executive officer.

2024 Proxy Statement	27

Item 1 Election of Directors
Corporate Governance
Corporate governance highlights
Our commitment to good corporate governance is evidenced by the following practices:

Board structure and governance	Sustainability

•Active Board oversight of risk
•Lead Director and strong Committee chair roles with clearly articulated responsibilities
•9 out of 10 director nominees are independent
•Mandatory director retirement age
•Annual Board and Committee self-evaluation process, including individual director evaluations
•Executive sessions at each Board meeting led by the Lead Director without the CEO or other management present

•Long-standing commitment to sustainability and other ESG matters
•Board oversight of human capital management and culture, including I&D
•Comprehensive Sustainability Report in alignment with GRI, SASB, and TCFD frameworks
•Established climate strategy and 2030 Commitments, including green house gas emissions reduction targets
•I&D Report
•Annual independent third-party assessment of pay equity

Stockholder rights and engagement	Stock ownership

•Annual election of directors •Majority voting for directors •Stockholder proxy access •Active and responsive stockholder engagement process •No stockholder rights plan •No supermajority voting provisions
•Stock ownership guidelines of 5x base salary for CEO
•Stock ownership guidelines of 5x annual retainer fee for non-employee directors
•Stock ownership guidelines of 2.5x base salary for our other executive officers
•No hedging or pledging of Company stock by directors, executive officers, and or employees
•Executive Incentive Pay Clawback Policy

28	2024 Proxy Statement

Item 1 Election of Directors
Board leadership structure

\	Mark J. Costa Board Chair	Brett D. Begemann Lead Director

The Chair of the Board provides leadership and works with the Board to define its structure and activities in the fulfillment of its responsibilities. The Company believes that the members of the Board possess considerable experience and unique knowledge of the challenges and opportunities the Company may face from time to time, and therefore are in the best position to evaluate the needs of the Company and how best to organize the capabilities of our directors and senior executives to meet those needs at any time. As a result, the Company believes that the decision as to whom should serve as Board Chair and as Chief Executive Officer, and whether the offices should be combined or separated, is properly the responsibility of the Board, to be exercised from time to time in appropriate consideration of then-existing facts and circumstances. Our Corporate Governance Guidelines provide the Board the flexibility to determine whether or not the separation or combination of the Board Chair and Chief Executive Officer offices is in the best interests of the Company.
Chief Executive Officer and Director Mark J. Costa has served as Board Chair since 2014. The Board has determined that this is the most efficient manner to facilitate effective communication between management and the Board and provide strong and consistent leadership as well as a unified voice for the Company. In addition, the Board believes that combining the roles of Board Chair and Chief Executive Officer helps ensure that the Chief Executive Officer understands and can effectively and efficiently manage the implementation of the recommendations and decisions of the Board.

In order to ensure effective, independent leadership on the Board and appropriate oversight of management, Eastman’s Bylaws and Corporate Governance Guidelines require an independent Lead Director when the same person holds the Chief Executive Officer and Board Chair positions or if the Board Chair is not otherwise independent. The Lead Director’s responsibilities, which are described in more detail in the Company’s Corporate Governance Guidelines, include:
•calling, setting agendas for, and presiding over executive sessions of the non-employee, independent directors at each regularly scheduled meeting of the Board, or at such other times as the non-employee, independent directors may determine and briefing the Board Chair on any issues arising from the non-management executive sessions, as appropriate;
•calling special meetings of the full Board or the non-employee, independent directors;
•presiding over Board meetings in the absence of the Board Chair;
•collaborating and consulting with the Board Chair and Chief Executive Officer, the Corporate Secretary, and other senior management concerning and approving or directing the approval of agendas, schedules, and materials for Board meetings;
•acting as a liaison between the independent directors and the Board Chair; and
•being available with the Board Chair for consultation and direct communication with stockholders.
Brett D. Begemann has served as Lead Director since May 2023.

2024 Proxy Statement	29

Item 1 Election of Directors
Board committees
The Board has an Audit Committee, a Compensation and Management Development Committee, a Nominating and Corporate Governance Committee, an Environmental, Safety and Sustainability Committee, and a Finance Committee. All committee members are non-employee, independent directors.
In addition to the Lead Director providing independent leadership of the Board, certain key Company functions have completely independent Board oversight. As described below, the Finance Committee and the Environmental, Safety and Sustainability Committee each consists of all the non-employee, independent directors and is chaired by an independent director. Under this hybrid leadership structure with two Board “committees of the whole,” the Company’s finance functions and health, safety, environmental, security, and sustainability functions are overseen by all of the independent directors under independent director leadership. In 2023, the Board appointed a new Lead Director, as well as new chairs of the Compensation and Management Development Committee, the Environmental, Safety and Sustainability Committee, and the Nominating and Corporate Governance Committee.
We believe that the foregoing structure, policies, and practices, when combined with the Company’s other governance policies, procedures, and practices described below, provide appropriate oversight, discussion, and evaluation of decisions and direction from the Board.

Audit Committee

Members: Humberto P. Alfonso (Chair) Eric L. Butler Edward L. Doheny II* Linnie M. Haynesworth Kim Ann Mink Charles K. Stevens III* Meetings in 2023: 9 *Retiring effective May 2, 2024
Duties and Responsibilities
The purpose of the Audit Committee is to assist the Board in fulfilling the Board’s oversight responsibilities relating to:
•the integrity of the financial statements of the Company and the Company’s system of internal controls over financial reporting and disclosure controls and procedures;
•the Company’s management of and compliance with legal and regulatory requirements;
•the independence and performance of the Company’s internal auditors;
•the qualifications, independence, and performance of the Company’s independent registered public accounting firm;
•the retention and termination of the Company’s independent registered public accounting firm, including the approval of fees and other terms of their engagement and the approval of non-audit relationships with the independent registered public accounting firm; and
•risk assessment and risk management, including cybersecurity risks.
The Board has determined that each member of the Audit Committee is “independent” and “financially literate,” and that Mr. Alfonso is an “audit committee financial expert” under applicable provisions of the New York Stock Exchange’s listing standards and the Exchange Act.
A copy of the charter is available on the “Investors — Governance” section of the Company’s website.

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Item 1 Election of Directors

Compensation and Management Development Committee

Members: James J. O’Brien (Chair) Brett D. Begemann Julie F. Holder Renée J. Hornbaker David W. Raisbeck Meetings in 2023: 7
Duties and Responsibilities
The purpose of the Compensation and Management Development Committee (the “Compensation Committee”) is to:
•establish, administer and oversee the Company’s policies, programs, and procedures for evaluating, developing, and compensating the Company’s executive officers, including oversight of management succession and risk assessment of compensation programs and practices;
•oversee the Company’s efforts to attract, develop, and retain talent, including review of I&D initiatives, talent development, succession planning, employee engagement, culture and retention programs;
•oversee the Company’s management development and compensation and benefits philosophy and strategy; and
•determine the compensation of the Company’s executive officers, review management’s executive compensation disclosures, approve adoption of cash and equity-based incentive compensation plans, and oversee management’s administration of the Company’s benefits plans.
The Compensation Committee has exclusive authority to grant stock-based incentive awards under the 2021 Omnibus Stock Compensation Plan and has delegated to the Board Chair and Chief Executive Officer authority to make certain limited stock-based compensation awards to employees other than executive officers. The Compensation Committee receives input from Company management on compensation and benefits matters, and considers such input in establishing and overseeing management’s compensation programs and in determining executive compensation.
The Board has determined that each member of the Compensation Committee is “independent” under applicable provisions of the New York Stock Exchange’s listing standards.
A copy of the charter is available on the “Investors — Governance” section of the Company’s website.
For additional description of the Compensation Committee’s oversight of workforce and senior management development and its processes and procedures for consideration and determination of executive compensation, including the role of management in recommending compensation, see “Executive Compensation — Compensation Discussion and Analysis.”

2024 Proxy Statement	31

Item 1 Election of Directors

Nominating and Corporate Governance Committee

Members: Julie F. Holder (Chair) Brett D. Begemann Renée J. Hornbaker James J. O’Brien David W. Raisbeck Meetings in 2023: 4
Duties and Responsibilities
The purpose of the Nominating and Corporate Governance Committee is to:
•identify individuals qualified to become Board members;
•recommend to the Board candidates to fill Board vacancies and newly-created director positions;
•recommend to the Board whether incumbent directors should be nominated for re-election to the Board upon the expiration of their terms;
•review, develop, and recommend to the Board corporate governance principles and practices, and regularly review and evaluate corporate governance guidelines, principles, and practices in light of evolving trends and developments;
•review and make recommendations to the Board regarding director compensation (see “Director Compensation”);
•oversee the Board’s evaluations; and
•recommend committee structures, membership, and chairs and, if the Board Chair is not an independent director, the independent director to serve as Lead Director.
The Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under applicable provisions of the New York Stock Exchange’s listing standards.
A copy of the charter is available on the “Investors — Governance” section of the Company’s website.

Environmental, Safety and Sustainability Committee

Members:
Kim Ann Mink (Chair)
Humberto P. Alfonso
Brett D. Begemann
Eric L. Butler
Edward L. Doheny II
Linnie M. Haynesworth
Julie F. Holder
Renée J. Hornbaker
James J. O’Brien
David W. Raisbeck
Charles K. Stevens III
Meetings in 2023: 2

*Retiring effective May 2, 2024

Duties and Responsibilities
The purpose of the Environmental, Safety and Sustainability Committee is to review with management and, where appropriate, make recommendations to the Board regarding:
•the Company’s policies and practices concerning health, safety, environmental, security, and sustainability;
•the Company’s sustainability strategy, including decarbonization, GHG emission reduction goals and related climate disclosures; and
•philanthropy, public policy, and political activities matters.
A copy of the charter is available on the “Investors — Governance” section of the Company’s website.

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Item 1 Election of Directors

Finance Committee

Members:
Renée J. Hornbaker (Chair)
Humberto P. Alfonso
Brett D. Begemann
Eric L. Butler
Edward L. Doheny II*
Linnie M. Haynesworth
Julie F. Holder
Kim Ann Mink
James J. O’Brien
David W. Raisbeck
Charles K. Stevens III*
Meetings in 2023: 4

*Retiring effective May 2, 2024

Duties and Responsibilities
The purpose of the Finance Committee is to review with management and, where appropriate, make recommendations to the Board regarding:
•the Company’s financial position and financing activities, including consideration of the Company’s financing plans and strategies;
•cost of capital;
•significant corporate transactions (including acquisitions, divestitures, and joint ventures);
•capital expenditures;
•financial status of the Company’s defined benefit pension plans;
•payment of dividends and issuance and repurchase of stock; and
•use of financial instruments, commodity purchasing, insurance, and other hedging arrangements and strategies to manage exposure to financial and market risks.
A copy of the charter is available on the “Investors — Governance” section of the Company’s website.

Key areas of board oversight
Corporate strategy and business performance
With the leadership of the Board Chair and Chief Executive Officer, the Board actively oversees development, implementation, and results of executive management’s corporate growth and business strategy, including the current innovation-driven growth model. Corporate strategy and business and financial results, expectations, prospects, and opportunities are reviewed and discussed with the Chief Executive Officer and senior management throughout the year at each Board meeting and at meetings of the Audit, Compensation and Management Development, Finance, and Environmental, Safety and Sustainability Committees, including in separate private (or “executive”) sessions with the Chief Executive Officer and other individual executive and senior managers.
Succession planning
The Board oversees workforce and senior management development primarily through its Compensation Committee. In its oversight of senior management evaluation, development and compensation, as well as its evaluation of executive officer performance and determination of executive compensation, the Compensation Committee regularly reviews with management and the Board employee composition, talent, diversity, and senior management development and succession plans, and the Board regularly reviews management and employee I&D programs and initiatives. In addition, the Chief Executive Officer regularly reviews and discusses privately with the Board short-term and long-term executive succession plans, and the Lead Director and the Chair of the Compensation Committee at least annually privately review Chief Executive Officer and senior management succession plans with the independent directors.

2024 Proxy Statement	33

Item 1 Election of Directors
Risk oversight
A fundamental part of risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. During the Company’s risk management review process, risk is assessed throughout our entire business, and is reported to a management corporate risk committee comprised of members of our various business units and control functions. Risks that are identified as “high-level” risks are reported to the Audit Committee and thereafter assigned, as appropriate, to various Board’s Committees, or to the Board as a whole, for further review, analysis, and development of appropriate plans for management and mitigation.

Board

•The Board maintains oversight responsibility for the management of the Company’s risks, and oversees an enterprise-wide approach to risk management, designed to provide a holistic view of organizational objectives, including strategic objectives, to improve long-term organizational performance, to prioritize and manage identified risks, and to enhance stockholder value.
•The full Board reviews with management its process for managing enterprise risk.
•While the Board maintains the ultimate oversight responsibility for risk management and for oversight of certain specific risks, each of the various Committees of the Board have been assigned responsibility for risk management oversight of specific identified areas.

Compensation Committee	Finance Committee	Environmental, Safety and Sustainability Committee

•The Compensation Committee endeavors to develop a program of incentives that encourage an appropriate level of risk-taking behavior consistent with the Company’s long-term business strategy and also reviews the employee development as part of the Company’s succession planning process.

•The Finance Committee has oversight responsibility related to the Company’s financial position and financing activities, including such areas as capital structure, raw material and energy costs, availability, and price volatility and hedging, large capital projects, pension obligations and funding, and acquisitions, divestitures, and joint ventures.

•The Environmental, Safety and Sustainability Committee assists the Board in fulfilling its oversight responsibility with respect to health, safety, environmental, security, public policy and political activities, and the Company’s sustainability strategy, GHG emission reduction goals and related climate disclosures.

Audit Committee	The Nominating and Corporate Governance Committee

•The Audit Committee is charged with overseeing our risk assessment and management process each year to:
(i)ensure that management has instituted processes to identify major risks and has developed plans to manage such risks; and
(ii)review with management the most significant risks identified and management’s plans for addressing and mitigating the potential effects of such risks.
•The Audit Committee maintains responsibility for overseeing risks related to the Company’s financial reporting, audit process, internal controls over financial reporting and disclosure controls and procedures.

•The Nominating and Corporate Governance Committee conducts an annual assessment of nominees to our Board and is charged with developing and recommending to the Board corporate governance principles and policies and Board Committees structure, leadership, and membership, including those related to, affecting, or concerning the Board’s and its Committees’ risk oversight.

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Item 1 Election of Directors

Cybersecurity Risk Oversight
The Board is also responsible for the oversight of cybersecurity risk, mitigation strategies and the overall resiliency of the Company’s technology infrastructure. As part of their risk oversight responsibilities, the Board and Audit Committee periodically review third-party assessments of information security standards, any incidents that could have a material impact on the Company’s network, and potential cybersecurity risk disclosures. In 2023, the Board continued to broaden the director skill sets with the addition of a director who has extensive background and experience in cybersecurity governance. The Company has a dedicated Chief Information Officer (“CIO”) and an Information Security Director who are supported by a team of cybersecurity professionals that are responsible for leading the Company-wide cybersecurity program and risk mitigation efforts. The Company's internal audit team provides independent assurance on the overall operations of the Company's cybersecurity program. The Company also engages multiple external parties to conduct cybersecurity maturity and risk assessments. The Company ensures that all employees, including part-time and temporary employees, undergo cybersecurity training and compliance programs at least annually.

Human Capital and Company Culture
The Board believes that effective attraction, development, and retention of our employees (or “human capital”), including workforce and management development, inclusion and diversity initiatives, succession planning, corporate culture, and compensation and benefits, are vital to the success of Eastman’s innovation-driven growth strategy. The Board regularly evaluates Eastman’s culture and monitors leadership quality, employee morale, and talent development through one-on-one meetings with key senior managers, senior manager presentations at Board and Committees meetings, and other meetings before and after Board and Committees meetings. Additional detail around human capital management can be found under “Human Capital” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”).
Inclusion and Diversity
In 2023, we focused on building a more racially and ethnically diverse talent pool by increasing investments in diversity sourcing, requiring diverse candidate slates, and strengthening partnerships with universities, and racially/ethnically diverse campus organizations. We believe that creating an inclusive and diverse work environment is not only the right thing to do, but it also increases our competitiveness in a global economy and optimizes business performance. In addition, we are committed to fostering inclusive leadership behaviors at all levels within our organization. To address gaps in leadership representation, we prepare underrepresented colleagues for leadership roles through tailored development programs and inclusive talent review processes. Our goal is to create an environment where every team member can bring their authentic selves to work and make meaningful contributions.

2024 Proxy Statement	35

Item 1 Election of Directors
Workplace safety
Management continues to drive workplace safety improvements by focusing on leadership's commitment to personal safety, process safety and asset integrity. These actions, which are outlined below, continue to drive critical personal and process safety performance improvements:
•An executive-led process safety governance committee provided regular updates to the Board;
•Increased expectations and opportunities for leaders at every level to spend more time “in the field” with our manufacturing and maintenance teams;
•Recommitted to personal accountability for all Eastman employees through our basic safety expectations;
•Reinforced operational excellence and procedure discipline through improved, standardized programs and enhanced training for leaders and front-line team members;
•Addressed all identified actions needed to mitigate the most significant process safety risks across our global sites; and
•Committed more capital resources to fund additional high-value safety projects.

•2023 OSHA Recordable injury rate decreased by nearly 31% relative to 2022 performance.
•2023 Tier 1 process safety incidents decreased by 57% relative to 2022 performance.
•Year-over-year, serious injuries & fatalities were reduced by 66%.
•Year-over-year, Days Away from Work injuries were reduced by 55%.

Sustainability
Board of directors
At the highest level, the Board provides oversight to our growth strategy, which is founded in a model of innovating for a sustainable future. Chaired by Dr. Kim Ann Mink, the Environmental, Safety and Sustainability Committee is a Board Committee of all the independent directors that oversees our sustainability strategy, initiatives, and performance. Eastman’s Chief Sustainability Officer meets regularly with the Environmental, Safety and Sustainability Committee to review sustainability initiatives and progress.

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Item 1 Election of Directors
Sustainability council and executive oversight
Eastman’s Sustainability Council is composed of executive team members and senior leaders to drive alignment of our commitments across the enterprise and address emerging opportunities. Eastman’s Chief Executive Officer and Board Chair has executive responsibility for the Company’s strategy and performance, including sustainability performance as it aligns to the corporate strategy. Sustainability goals are included in our Chief Executive Officer’s annual personal performance commitments, including environmental performance and safety.
Eastman’s three sustainability sub-councils and their working groups proactively identify emerging issues, assess options, and make recommendations. The membership of the sub-councils is strategically selected for organizational representation and subject matter expertise to catalyze action on important issues.

Board of Directors
Executive Team
ONGOING STAKEHOLDER ENGAGEMENT
INTERNAL GOVERNANCE OF SUSTAINABILITY ISSUES AND OPPORTUNITIES
MOST MATERIAL ESG ISSUES AND OPPORTUNITIES
Enhancing the quality of life in a material way
People & Society Sub-Council
Relationships with employees, suppliers, clients and communities
Sustainability Council
Standards for company leadership, risk controls and shareholder rights
Design Environment and Natural Resources Sub-Council
Conservation and protection of the natural environment

The Company’s sustainability program, and its relationship to our strategy for innovative growth, is described in our annual Sustainability Report, “A Better Circle,” which can be found in the Sustainability section of the Company’s website.

2024 Proxy Statement	37

Item 1 Election of Directors
Board practices, processes, and policies
Board meetings and attendance
The Board held eight meetings during 2023. Each Board meeting included one or more “executive sessions” led by the Lead Director without the Chief Executive Officer or other management present. Each director attended at least 85% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all Committees of the Board on which he or she served. The Board meets immediately before each annual meeting of stockholders, and the directors in attendance at such Board meeting attend the annual meeting of stockholders. All directors then serving on the Board attended the 2023 virtual Annual Meeting of Stockholders.
Board and Committee performance evaluations
Board and Committee evaluations play an important role in ensuring that the Board and its Committees’ function effectively and in the best interest of our stockholders. Each year, the Board and its Committees evaluate their performance against the requirements of the Corporate Governance Guidelines and the applicable Committee charter. The self-evaluation process seeks to identify specific areas, if any, that need improvement or strengthening in order to increase the effectiveness of the Board, its members and its Committees. The Lead Director and the Chair of the NCG Committee annually review and agree on the evaluation process. The Board periodically conducts a formal peer assessment with an external third-party facilitator. The Board last conducted these external assessments in 2019 and 2022. In 2022, the assessment was designed to ensure that the Board possesses the independence, diversity, skills and expertise to provide strong and effective oversight and ensure that the Board functions effectively and in the best interest of our stockholders. The assessment was conducted by an independent external facilitator who encouraged participants to be introspective about themselves, their fellow Board members, and the operations of the Board and its Committees.

1	Process Initiated
The Lead Director and the Chair of the NCG Committee initiated the evaluation process with the assistance of an independent third-party.

2	Survey

Each director completed an electronic survey with survey questions centered around five core areas of responsibility and oversight: (i) Board composition; (ii) talent oversight and CEO succession; (iii) Board processes and operations; (iv) strategy oversight; and (v) risk management.

3	Interviews
The facilitator conducted individual interviews with each director eliciting candid feedback from the participants in an unrestrained and congenial setting.

4	Findings

The facilitator compiled all the quantitative and qualitative information, benchmarked the Board against national standards and research and provided a thorough and comprehensive written narrative report. The results of the assessment were reviewed with the Lead Director, Chair of the NCG Committee and Board Chair.

5	Feedback Incorporated

The Lead Director shared the results with the full Board and reviewed recommended actions aligning on improvement opportunities for implementation. As a final step, the facilitator then conducted one-on-one conversations with each individual director.

Individual directors are evaluated by the Lead Director and the NCG Committee as part of consideration for nomination for election or re-election.

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Item 1 Election of Directors
Outside the Boardroom
As part of the Company’s efforts to ensure directors have the necessary resources to fulfill their responsibilities to stakeholders, the Company provides continuing education opportunities for directors to stay informed on trends and developments relevant to Eastman and our industry. Directors also periodically participate in visits to Eastman operating facilities, which provides opportunities to observe Company culture and develop a deeper understanding of the complexities of the Company’s manufacturing operations. Directors also regularly interact with non-executive management employees outside of the boardroom as part of the Board’s ongoing succession planning process. In addition, directors receive valuable input from stockholders that helps inform the Board's strategic planning efforts.

Talent Development	Stockholder Engagement

The Board believes that talent management and employee development are vital to the success of Eastman’s innovation-driven growth strategy. Accordingly, the Board regularly monitors leadership quality, employee morale, and talent development through one-on-one meetings with key senior managers, senior management presentations at Board and Committees meetings, and other meetings before and after Board and Committees meetings.	The Board values input from stockholders on all matters related to Eastman. The Board receives periodic updates from management on stockholder engagement efforts that provide further insight to stockholder interests and concerns. To create opportunities for directors to receive feedback from the Company’s stockholders, directors may engage directly with stockholders of the Company from time to time.

Director Orientation	Continuing Education

All new directors take part in a director orientation, which includes written material and presentations, individual meetings with fellow directors and key leaders and employees, to familiarize such directors with, among other things, the Company’s business, strategic plans, significant financial, accounting and risk management issues, compliance programs, Code of Business Conduct and Ethics, corporate governance guidelines, principal officers, independent auditors and advisors and securities trading and reporting.

The Board encourages all directors to stay abreast of developing trends for directors by attending director development programs and conferences that relate to director fiduciary duties, corporate governance topics or other topics relevant to the work of the Board. The Company compensates directors for attendance at such courses and pays the reasonable expenses thereof.

Transactions with directors, executive officers, and related persons
At least annually, the Board reviews and evaluates all current and recent transactions involving the Company in which non-employee directors and their affiliates (including immediate family members and other firms, corporations, or entities with which the director has a relationship) have or had a direct or indirect interest. The Board also reviews any such transactions and relationships in which executive officers of the Company or members of their immediate families have or had an interest. Written Company policies require approval by the Board (in the case of the Chief Executive Officer) or senior management (in the case of all other employees) of each Company transaction in which an employee has a direct or indirect financial or other personal interest, and restrict reporting relationships between immediate family member employees.
In the most recent review, the Board considered purchases and sales of products and services in the ordinary course of business to and from companies of which non-employee directors are or were officers. Each such transaction was below the thresholds of the categorical standards listed above and determined by the Board not to be a material transaction or relationship.

2024 Proxy Statement	39

Item 1 Election of Directors
The Board also reviewed employment by the Company of three immediate family members of executive officers. Two immediate family members (husband and brother-in-law) of Michelle R. Stewart, the Company’s Vice President, Chief Accounting Officer and Corporate Controller (principal accounting officer) are employed by Eastman. The spouse of Travis Smith, Senior Vice President, Additives and Functional Products, is also employed by the Company. Each of these three individuals is employed in non-executive officer positions and each received total compensation for 2023 of less than $250,000. The terms of the employment of Ms. Stewart’s and Mr. Smith’s immediate family members, including compensation and benefits, were in all respects according to standard Company employment policies and practices applicable to professional employees with comparable qualifications and responsibilities and holding similar positions. None of these three individuals works in the same internal organization, nor are they in the line of management, of their respective family member executive. In each case, neither Ms. Stewart nor Mr. Smith made, and will not make, any hiring, compensation, promotion, or evaluation decisions regarding their family members. Consistent with our related person transaction policy as described above, our NCG Committee and Board reviewed this matter.
Board Corporate Governance Guidelines and Committee Charters; Code of Business Conduct and Ethics
The NCG Committee of the Board periodically reviews and assesses the Board’s Corporate Governance Guidelines and governance practices, and each Committee reviews and assesses its charter, and recommends any changes to the Board. We make available free of charge, through the “Investors — Governance” section of the Eastman website, the Board’s Corporate Governance Guidelines, the charters of each of the Committees of the Board, and the Codes of Business Conduct and Ethics for our directors, officers, and employees. Such materials are also available in print upon written request of any stockholder to Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-0431, Attention: Investor Relations.
Communications to the Board of Directors and investor engagement
The Board believes that communication and engagement with the Company’s stockholders and other interested parties is an important component of the Company’s corporate governance practices. We have adopted a Board Stockholder Communication and Engagement Policy to facilitate communication between stockholders and other interested parties and the Board. Stockholders and other interested parties may send communications to the Board, any individual director, or the independent directors as a group in writing by mail or email to: Board of Directors, Eastman Chemical Company, c/o Corporate Secretary, P.O. Box 1976, Kingsport, Tennessee 37662-1976, email: corpsecy@eastman.com and leaddirector@eastman.com. Stockholders should indicate in the “ATTN:” line of the envelope or the subject line of the email, as applicable, whether the communication is directed to the Board, an individual director, or the independent directors as a group. The Board Stockholder Communication and Engagement Policy is available on the “Investors — Governance” section of the Company’s website.
In addition, to create opportunities for directors and management to listen to the views of the Company’s stockholders and to provide an explanation of the Company’s publicly available material information, from time to time, directors and certain senior members of management meet with stockholders of the Company.

40	2024 Proxy Statement

Compensation Philosophy
Director compensation is determined by the Board based upon the recommendation of the NCG Committee and its compensation consultant. The Board uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve as directors. In setting the compensation of non-employee directors, the NCG Committee and the Board consider the significant amount of time that the Board and its Committees are expected to expend, the skills, knowledge, and understanding needed for service on the Board, and the types and amounts of director pay of similar public companies (including the compensation peer companies discussed in “Executive Compensation — Compensation Discussion and Analysis” later in this proxy statement). Cash retainers and event fees, as described below, are paid in two semi-annual payments.
The NCG Committee and the Board annually review non-employee director compensation, and the Board, upon the recommendation of the NCG Committee, has from time to time changed the amounts and forms of director compensation to make the value of total non-employee director compensation consistent with competitive peer data. The NCG Governance Committee in late 2022 concluded that non-employee director total pay was in line with external market comparisons, and accordingly, the Board made no changes to non-employee director compensation for 2023.
2023 Director Compensation

Cash Retainer
Cash fees for 2023 were paid according to the following schedule:
Non-Employee Director Annual Retainer	$120,000
Lead Director Retainer	$40,000
Chair Retainer — Audit Committee	$25,000
Chair Retainer — Compensation and Management Development Committee	$20,000
Chair Retainer — Nominating and Corporate Governance Committee	$15,000
Chair Retainer — Finance Committee
Chair Retainer — Environmental, Safety and Sustainability Committee
“Event” Fee (Per Event)*	$1,500
Restricted Stock Awards
Non-Employee Director Annual Award	$110,000
Director (one-time award upon initial election to the Board)	$10,000
•Event fees are paid in connection with significant time spent outside Board or Committee meetings for director training, interviewing director candidates, meeting with Company management, meeting with external auditors, meeting with investors and management, or other meetings or activities as directed by the Board or one of its Committees.

2024 Proxy Statement	41

Director compensation
Each non-employee director receives an annual award of restricted shares of common stock having a fair market value equal to $110,000 (with the number of restricted shares awarded rounded up in the case of fractional shares) made on the date of the Annual Meeting of Stockholders, which vests if the director is still serving as a director immediately prior to the election of directors at the next annual meeting of stockholders.
In addition, upon initial election to the Board, a director receives a one-time award of restricted shares having a fair value equal to $10,000 (with the number of restricted shares awarded rounded up in the case of fractional shares).
Such awards are made under the Director Stock Compensation Subplan (the “DSCS”) of the 2021 Omnibus Stock Compensation Plan (the “Omnibus Plan”). The restricted shares are not transferable (except by will or the laws of descent and distribution or as described below) and are subject to forfeiture until the earliest of:
(i)the next Annual Meeting of Stockholders in the case of the annual awards or the one-year anniversary of the one-time awards (provided the grantee is still a director);
(ii)death, disability, or resignation due to attaining retirement age or another approved reason during the restricted period; or
(iii)departure from the Board at the end of the term of service to which elected (in the case of the annual awards) or failure to be re-elected as a director during the one-year term after the grant (in the case of the one-time awards).
During the restricted period, the director has all of the rights of a stockholder with respect to the restricted shares (other than the right to transfer the shares), including voting and dividend rights. The DSCS contains provisions regarding the treatment of restricted shares in the event of a “change in control” (as defined in the DSCS, generally circumstances in which the Company is acquired by another entity or its controlling ownership is changed). In such an event, all outstanding restricted shares would immediately vest and become transferable, and would be valued and cashed out on the basis of the change in control price as soon as practicable, but in no event more than 90 days after the change in control. However, the Nominating and Corporate Governance Committee has the discretion to determine that any such immediate vesting of restricted shares under the DSCS should not occur for a change in control event, in which case the restricted shares will not become fully vested when that event occurs.
2024 Director Compensation
In late 2023, as a result of its annual review of non-employee director compensation, the Board increased the annual director retainer, the annual Lead Director retainer, and the value of the annual restricted stock award effective January 1, 2024, to more closely align with the competitive peer company data. In 2024, the annual director retainer fee will increase to $125,000, the annual Lead Director retainer fee will increase to $45,000, and the value of the annual restricted stock award will increase to $120,000.
Directors’ Deferred Compensation Plan
The Directors’ Deferred Compensation Plan (the “DDCP”) is an unfunded, nonqualified, deferred compensation plan under which each non-employee director may elect to defer compensation received as a director until he or she ceases to serve as a director. Prior to the start of each year, non-employee directors may make an irrevocable, annual election to defer compensation for services to be rendered the following year. Compensation that may be deferred includes: (i) all or a portion of cash compensation for service as a director, including retainer and event fees and/or (ii) the annual restricted stock award for service as a director.
If a director elects to defer the annual restricted stock award, the value of the award is first converted to an unvested deferred cash equivalent amount in the director's Eastman phantom stock account of the DDCP, which is subject to forfeiture until it vests, after which it remains deferred until the end of service as a director.
In addition, $60,000 of each non-employee director's annual cash retainer is automatically deferred into the director’s Eastman phantom stock account of the DDCP. Directors may elect to credit deferred compensation accounts in the DDCP to individual hypothetical investment alternatives, including Eastman phantom stock. Upon completion of service as a director, the value of the director’s DDCP account is paid, in cash, in a single lump sum or in up to ten annual installments as elected in advance by the director.
For 2023, there were no preferential or above-market earnings on amounts in individual hypothetical investment accounts (defined as appreciation in value and dividend equivalents earned at a rate higher than appreciation in value and dividends on the underlying common stock or interest on amounts deferred at a rate exceeding 120% of the federal long-term rate).
Eastman does not have a director pension plan.

42	2024 Proxy Statement

Director compensation
Director Compensation Table
The following table provides information concerning compensation paid to the Company’s non-employee directors for 2023. The only director who is an employee of the Company (Mr. Costa, our CEO) received no additional compensation for his service on the Board.

Name		Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

	Humberto P. Alfonso Audit Committee Chair	$145,000	$110,061	$60,000	$315,061

	Brett D. Begemann Lead Independent Director	$156,667	$110,061	$60,000	$326,728

	Eric L. Butler	$123,000	$110,061	$60,000	$293,061

	Edward L. Doheny II	$120,000	$110,061	$60,000	$290,061

	Linnie M. Haynesworth	$111,729	$120,073	$54,365	$286,167

	Julie F. Holder Nominating and Corporate Governance Committee Chair	$146,500	$110,061	$60,000	$316,561

	Renée J. Hornbaker Finance Committee Chair	$141,000	$110,061	$60,000	$311,061

	Kim A. Mink Environmental, Safety and Sustainability Committee Chair	$131,500	$110,061	$60,000	$301,561

	James J. O’Brien Compensation and Management Development Committee Chair	$140,834	$110,061	$60,000	$310,895

	David W. Raisbeck	$140,000	$110,061	$60,000	$310,061

	Charles K. Stevens III	$120,000	$110,061	$60,000	$290,061

(1)Compensation in this column consists of director retainer fees and, where applicable, Lead Director or Committee Chair retainer fees, as well as event fees paid in 2023 to Mr. Butler ($3,000), Ms. Haynesworth ($3,000), Ms. Holder ($9,000), Ms. Hornbaker ($6,000), and Dr. Mink ($1,500).

2024 Proxy Statement	43

Director compensation
(2)Represents the grant date fair value, computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (Stock Compensation). See note 18 to the Company’s consolidated financial statements in the Annual Report to Stockholders for 2023, mailed and delivered electronically with this proxy statement, for a description of the assumptions made in the valuation of stock awards under FASB ASC Topic 718.
Messrs. Alfonso, Begemann, and Doheny and Ms. Hornbaker, and Dr. Mink each elected to receive the annual restricted stock award as deferred phantom stock units pursuant to the DDCP.
Ms. Haynesworth held 1,507 restricted shares, and Messrs. Butler, O’Brien, Raisbeck and Stevens and Ms. Holder each held 1,396 restricted shares as of December 31, 2023. Ms. Hornbaker, Dr. Mink and Messrs. Alfonso, Begemann, and Doheny, each held 1,396 unvested phantom stock units received in lieu of the annual restricted stock award.
(3)Amount of annual retainer not included in the “Fees Earned or Paid in Cash” column that was automatically deferred into the director’s Eastman phantom stock investment account of the DDCP. The value of non-employee director perquisites and personal benefits that have an incremental cost to the Company (personal liability insurance and Company-provided insurance for non-employee director travel) are not reported for 2023 since the total amount per individual was less than $10,000.

44	2024 Proxy Statement

ITEM 2 Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024. In making this appointment, the Audit Committee has determined that the retention of PwC continues to be in the best interests of Eastman and its stockholders. PwC has served as the Company’s independent auditor since 1993. The Audit Committee believes PwC’s tenure as the Company’s independent registered public accounting firm has provided the firm with a deep understanding of the Company's business. PwC's tenure and knowledge of the Company's business has served to enhance the audit processes and overall audit quality, which are aided by:
•Robust auditor independence controls;
•Deep Company and industry knowledge; and
•Annual evaluation of independence, performance, and qualifications.
The stockholders are being asked to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. If the stockholders fail to ratify this appointment, the Audit Committee may, but is not required to, reconsider whether to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
A representative of PwC is expected to attend the Annual Meeting and will have the opportunity to make a statement on behalf of the firm if he desires to do so. The representative is also expected to be available to respond to appropriate questions from stockholders.

The Board of Directors recommends that you vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as Eastman’s independent registered public accounting firm for the year ending December 31, 2024.

2024 Proxy Statement	45

Item 2 Ratification of appointment of independent registered public accounting firm
Independence of PricewaterhouseCoopers LLP
To ensure continued auditor independence, the Audit Committee considered factors that continue to support PwC’s independence, such as oversight by the Public Company Accounting Oversight Board (“PCAOB”) through audit, quality, ethics, and independence standards and audit inspections, and PCAOB requirements for audit partner rotation. Under the auditor independence rules, PwC reviews its independence each year and delivers to the Audit Committee a letter addressing matters prescribed under those rules.
Regular rotation of primary engagement partner
In accordance with applicable rules on partner rotation, PwC’s lead partner for our audit was changed in 2021, while PwC’s engagement quality review partner for our audit was most recently changed in 2023. The Audit Committee is involved in considering the selection of PwC’s primary engagement partner when there is a rotation, which typically occurs every five years.
PwC served as the Company’s independent registered public accounting firm for the years ended December 31, 2022 and 2023, and has billed the Company the following amounts for fees and related expenses for professional services rendered during 2022 and 2023:

(IN THOUSANDS)	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023
Audit Fees and Expenses(1)	$5,455	$5,599
Audit-Related Fees and Expenses(2)	95	85
Tax Fees and Expenses(3)	3,808	2,231
All Other Fees and Expenses(4)	195	270
Total	$9,553	$8,185
(1)Audit fees and expenses represent fees and expenses for professional services rendered for the audits of the consolidated financial statements of the Company (including the audit of internal controls over financial reporting), review of financial statements included in quarterly reports, statutory and subsidiary audits, issuance of comfort letters, and assistance with review of documents filed with the SEC.
(2)Audit-related fees and expenses consist primarily of assurance and related services, including audit and related procedures for possible mergers, acquisitions, and divestitures, and consultations concerning application of and compliance with financial accounting and reporting standards. In addition, certain of the Company’s employee benefit plans were billed for fees and related expenses of $65,000 for audits of their plan financial statements by PricewaterhouseCoopers LLP during 2022 and 2023.
(3)Tax fees and expenses consist primarily of services related to domestic and international tax planning, tax compliance, including preparation of tax returns and claims for refunds, tax advice, assistance with respect to tax audits, and requests for rulings for technical advice from tax authorities.
(4)All other fees and expenses principally include ESG attestation services, research tools and software access licenses.
As described below under “Report of the Audit Committee,” all audit and non-audit services provided to the Company by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee or by the Chair of the Audit Committee pursuant to delegated authority.

46	2024 Proxy Statement

Item 2 Ratification of appointment of independent registered public accounting firm
Report of the Audit Committee
On behalf of the Board, the Audit Committee oversees the Company’s financial reporting process and its internal control over financial reporting and related disclosure controls and procedures, areas for which management has the primary responsibility. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States and for issuing its report on the Company’s internal control over financial reporting. All audit and non-audit services provided to the Company by the independent registered public accounting firm are pre-approved by the Audit Committee or by the Chair of the Audit Committee pursuant to delegated authority, and the Audit Committee considers the compatibility of such non-audit services with the accounting firm’s independence. At the beginning of the year, the Audit Committee reviewed and approved all known audit and non-audit services and fees to be provided by and paid to PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. During the year, specific audit and non-audit services or fees not previously approved by the Audit Committee were approved in advance by the Audit Committee or by the Chair of the Audit Committee pursuant to delegated authority.
The Audit Committee evaluates the performance of the independent registered public accounting firm, including the senior audit engagement team, each year and determines whether to reengage the current independent registered public accounting firm or consider other independent registered public accounting firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the firm, the firm’s global capabilities, and the firm’s technical expertise, tenure as the Company’s independent registered public accounting firm, and knowledge of the Company’s global operations and industry. Based on this evaluation, the Audit Committee decided to retain PricewaterhouseCoopers LLP to serve as independent registered public accounting firm for the year ending December 31, 2024. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee has continued its long-standing practice of recommending that the Board ask stockholders to ratify the appointment of the independent registered public accounting firm at the Annual Meeting (see “Item 2 — Ratification of Appointment of Independent Registered Public Accounting Firm”).
The Audit Committee had nine meetings during 2023, five of which were regular meetings that included separate private (or “executive”) sessions of the Audit Committee with the Company’s independent registered public accounting firm and with Company management, including the Director of Corporate Audit Services, the Chief Legal Officer, the Chief Financial Officer, the Chief Accounting Officer and Corporate Controller, the Director of Global Business Conduct, the Chief Information Officer, and other financial and legal management employees. These executive sessions included discussion of specific financial management, legal, accounting, auditing, internal controls and disclosure controls, corporate compliance, and risk management matters. As part of its oversight of the Company’s risk management process, the Audit Committee reviewed and discussed management’s risk assessment and risk management program, including individual areas of risk and the overall risk management process. See “Risk Oversight” earlier in this proxy statement. The Audit Committee also met with the Chief Legal Officer and the Director of Global Business Conduct to discuss the effectiveness of the Company’s compliance program and received regular corporate compliance program status reports and updates.
Four of the Audit Committee’s meetings included a review of the Company’s planned public disclosures of quarterly financial results. These meetings included review with management and the independent registered public accounting firm of the financial statements and management’s discussion and analysis of financial condition and results of operations disclosures in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filings prior to filing with the SEC and of matters relating to the Company’s internal control over financial reporting and disclosure controls and procedures for such filings.
Numerous other informal meetings and communications among the Chair of the Audit Committee, various Audit Committee members, PricewaterhouseCoopers LLP, the Director of Corporate Audit Services, the Chief Information Officer, and other members of the Company’s management also occurred. The agenda for each of the Audit Committee’s meetings is established by the Chair of the Audit Committee.
Throughout the year, the Audit Committee reviewed with the Company’s financial management, PricewaterhouseCoopers LLP, and the Director of Corporate Audit Services the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and the independent registered public accounting firm of the Company’s internal controls over financial reporting, and the quality of the Company’s financial reporting.

2024 Proxy Statement	47

Item 2 Ratification of appointment of independent registered public accounting firm
Management has reviewed and discussed with the Audit Committee the audited financial statements and related disclosures in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. This review and discussion included the quality of accounting principles, the reasonableness of the significant accounting judgments and estimates, the clarity of disclosures in and concerning the financial statements, and the internal controls and disclosure controls and procedures that support management’s accounting and disclosure judgments and the certifications of the Chief Executive Officer and the Chief Financial Officer that the financial statements of the Company fairly present, in all material respects, the financial condition, results of operations, and cash flows of the Company.
In its meetings with representatives of PricewaterhouseCoopers LLP, the Audit Committee asked them to address, and discussed their responses to, questions relevant to the Audit Committee’s oversight. These discussions included significant accounting judgments or estimates made by management in preparing the financial statements, fair presentation to investors in the financial statements of the Company’s financial position and performance in accordance with generally accepted accounting principles and SEC disclosure requirements, and implementation of internal controls and internal audit procedures that are appropriate for the Company.
The Audit Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee has received from PricewaterhouseCoopers LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with them their independence from the Company and its management. In addition, the Audit Committee has received written materials addressing PricewaterhouseCoopers LLP's internal quality control procedures.
In reliance on these reviews and discussions and the reports of PricewaterhouseCoopers LLP, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC.
Audit Committee
Humberto P. Alfonso (Chair)
Eric L. Butler
Edward L. Doheny II
Linnie M. Haynesworth
Kim Ann Mink
Charles K. Stevens III

48	2024 Proxy Statement

ITEM 3 Advisory Approval of Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides stockholders with the right to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s NEOs as disclosed pursuant to the compensation disclosure rules of the SEC. This advisory vote is commonly referred to as the “say-on-pay” vote. In the Company’s advisory say-on-pay vote at the 2023 Annual Meeting of Stockholders, 91.8% of votes cast were “for” approval of the executive compensation. The Compensation Committee considers the outcome of this vote in its establishment and oversight of the compensation of the executive officers, as further discussed in “Executive Compensation — Compensation Discussion and Analysis.” The Compensation Committee also considers input from investors as it designs and makes decisions with respect to the Company's executive compensation programs as described in “Executive Compensation — Compensation Discussion and Analysis —Investor Engagement and Say-on-Pay Vote Results.”
The Company’s strategy for business and financial growth from sustainable innovation, market engagement, and differentiated technologies and applications development leverages the capabilities of our employees to innovate and execute our growth strategy while remaining committed to maintaining a strong financial position with appropriate financial flexibility and liquidity. Our pay-for-performance compensation philosophy supports this strategy by stressing the importance of corporate and individual performance (i) in meeting strategic and business goals for growth, (ii) creating value through innovation, and (iii) driving financial strength and flexibility, while remaining able to meet changing employee, business, and market conditions. Our executive compensation program is designed to attract and retain a talented and creative team of executives who will provide disciplined leadership for the Company’s success in dynamic, competitive markets. The Company seeks to accomplish this by motivating executives with an appropriate mix of compensation elements to drive value for all stakeholders. Please read the “Executive Compensation — Compensation Discussion and Analysis” section of this proxy statement for additional details about our executive compensation philosophy and programs, including information about the compensation of our NEOs for 2023, as detailed in the tables and narrative.
The say-on-pay vote gives stockholders the opportunity to indicate their views on the compensation of our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, objectives, and practices described in this proxy statement.
Stockholders are being asked to approve the compensation of the NEOs as disclosed in the “Executive Compensation” section of this proxy statement, including the Compensation Discussion and Analysis, compensation tables, and related narrative disclosure. Because this vote is advisory, it will not be binding on the Compensation and Management Development Committee (the “Compensation Committee”), the Board, or the Company. However, the Compensation Committee and the Board value the opinions of the Company’s stockholders, and the Compensation Committee will consider the outcome of the vote in its establishment and oversight of the compensation of the executive officers.

The Board recommends that you vote “FOR” the advisory approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement.

2024 Proxy Statement	49

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) provides context for the executive compensation information detailed in the tables and narrative in the following sections of this proxy statement. The Compensation Committee establishes and oversees the administration of the policies, programs, and procedures for evaluating, developing, and compensating our executive officers. What follows is a summary of compensation philosophy and objectives for executive officers, the relationship of corporate performance to executive compensation, and the basis for the compensation of executive officers. This CD&A provides compensation information for our named executive officers (“NEOs”) listed below.

Name	Years of Credited Service	Position

Mark J. Costa	18	Chief Executive Officer

William T. McLain, Jr.	23	Executive Vice President and Chief Financial Officer

Brad A. Lich	22	Executive Vice President and Chief Commercial Officer

Stephen G. Crawford	40	Executive Vice President, Manufacturing and Chief Sustainability Officer

B. Travis Smith	31	Senior Vice President, Additives & Functional Products

50	2024 Proxy Statement

Executive compensation
Executive Summary
2023 Highlights

In 2023, the Company placed an emphasis on improving operating cash flow, operating processes and safety performance, cost management, as well as the completion and start-up of our new molecular recycling facility in Kingsport, Tennessee. For 2023, Eastman generated revenue of $9.2 billion, earnings before interest and taxes (“EBIT”) of $1.3 billion, adjusted EBIT of approximately $1.1 billion, and operating cash flow (“OCF”) of approximately $1.4 billion. The Company returned approximately $525 million to stockholders through dividends and share repurchases in 2023. In addition, the Company’s innovation and market development platform enabled the Company to close more than $600 million of new business in 2023.
In addition to the new molecular recycling facility in Kingsport, Tennessee, the Company continues to make progress on two additional material-to-material molecular recycling facilities. A planned second molecular recycling facility in Normandy, France is expected to use Eastman’s polyester renewal technology to recycle up to 110,000 metric tons annually of hard-to-recycle plastic waste. The Company is also planning to build a third molecular recycling facility, which will be located in the United States. The advancement of these three projects reinforces our commitment towards making a significant contribution to the plastic waste and climate crises.

Generated operating cash flow of approximately $1.4 billion in 2023

Returned approximately $525 million to stockholders through dividends and share repurchases.

Reduced costs by approximately $200 million

Completed construction of groundbreaking methanolysis facility in Kingsport, Tennessee that is the centerpiece of the Company's innovative molecular recycling solution that builds on our strategy to enable a circular economy.

Strong Pay and Performance Alignment
The Compensation Committee believes that a significant portion of our executives’ total compensation should be “at risk” and performance-based. Consistent with this pay-for-performance philosophy and compensation program design, 100% of the incentive compensation approved by the Compensation Committee for the NEOs was performance-based and at-risk. At-risk, performance-based compensation is only earned if the threshold level of targeted business and individual performance is met. The Compensation Committee believes it is also important to establish an appropriate balance between the short-term and long-term focus of executives, and in the types of performance incented and risks encouraged, as well as to align their interests with those of stockholders, by providing a meaningful portion of their compensation in the form of equity-based pay.

2024 Proxy Statement	51

Executive compensation
2023 CEO Earned or Accrued Compensation
We have included the tabular disclosure below to provide additional transparency around the compensation earned or accrued by the CEO in 2023, and the important distinctions from the disclosures required in the “Summary Compensation Table.” The difference in values for total compensation is solely attributable to the different valuation methodologies for the 2023 Performance Share Awards and the 2023 Option Grant. The 2023 CEO Earned or Accrued Pay is designed to reflect the value of the 2023 Performance Shares based on performance against financial targets to-date and year-end stock price, and the Option Grant is designed to show the difference between the exercise price and stock price as of year-end. The “Summary Compensation Table” reflects values for the 2023 Performance Share Awards and Option Grant based on accounting and actuarial financial models to estimate the grant date fair value of the awards. The table below shows the compensation earned by or accrued for the CEO for 2023, and the estimated worth of the performance shares and stock options granted in 2023, based on the differences between the grant date price and the stock price as of year-end. The year-end share price was $89.82 and the grant date share price of the performance shares was $89.23 and the exercise price of the options was $83.84.

	2023 CEO Earned or Accrued Pay[1]	Summary Compensation Table
Actual Base Salary Paid	$1,360,810	$1,360,810
Actual Non-Equity Incentive Plan Paid	$1,597,050	$1,597,050
2023 Performance Share Awards[2]	$8,071,944	$11,208,310
2023 Option Grant[2,3]	$682,426	$2,472,937
Change in Pension Value and Nonqualified Deferred Compensation Earnings	$543,510	$543,510
All Other Compensation	$415,273	$415,273
Total	$12,671,013	$17,597,890
(1)The “Total” amount that is reported in the “Summary Compensation Table” for the CEO (and each NEO) is a combination of actual amounts paid or earned for the year (base salary, annual incentive pay awards, Company contributions to defined contribution plans, and perquisites and personal benefits) and estimated values of appreciation, payouts, and payments in future years utilizing accounting and actuarial financial models to estimate possible future payments, all calculated in accordance with SEC rules. For the 2023 CEO earned or accrued pay, (a) the amount listed for the 2023 Performance Share Awards is the estimated worth of possible future payout of performance shares awarded in 2023, as described in footnote 2, and (b) the amount listed for the 2023 Option Grant is the difference in the per share option exercise price and the closing price on December 29, 2023, as described in footnote 3.
(2)The estimated worth of the 2023 Performance Share Awards is based on target performance of such award through 2023, and assuming a market value equal to the closing price of the Company’s common stock on the New York Stock Exchange on December 29, 2023, the last trading day of 2023, which was $89.82.
(3)The amount listed for the 2023 Option Grant is the difference in the per share option exercise price, which is $83.84 per share, and the closing price of the Company’s common stock on the New York Stock Exchange on December 29, 2023, the last trading day of 2023, which was $89.82.

Salary	Non-Equity Incentive Award	Performance Shares
Options	Change in Pension value	All Other Compensation

52	2024 Proxy Statement

Executive compensation
Eastman Compensation Objectives, Philosophy and Program
Our Compensation Objectives. In designing the Company’s compensation program, the Compensation Committee’s primary objectives are to:

leverage all major components of compensation to provide total target executive compensation levels that compete well in the marketplace;	attract and retain highly-qualified executives by providing incentive opportunities for the attainment of the Company’s strategic business objectives and to achieve superior performance;
   provide appropriate short-term and long-term incentives to reward the attainment of short-term and long-term corporate and individual objectives consistent with corporate growth strategy and objectives;
		ensure performance targets are appropriately challenging and properly aligned with business strategy and stockholder interests; and	maintain balance in the types of corporate and individual performance incented and the levels and types of risks managers are encouraged to evaluate and take.
Our Pay-for-Performance Compensation Philosophy
The Company’s strategy for growth from innovation, market development, and differentiated technologies leverages the capabilities of our employees while remaining committed to maintaining strong financial flexibility and liquidity to drive value for stakeholders. Our pay-for-performance͏ compensation philosophy supports this strategy by stressing the importance of pay for:

Performance	Value Creation	Market Strength

Corporate and individual performance in meeting strategic and business goals for growth	Innovation that converts market complexity into sustainable value	Financial strength and flexibility, while remaining able to meet changing employee, business, and market conditions

The Compensation Committee has designed the executive compensation program to provide a strong linkage between executive compensation and the Company's performance and each executive's individual performance using rigorous goal setting. Eastman recognizes employee contributions to business and financial performance through competitive total pay. For all employees, including executives, incentives and rewards are dependent on contributions to business objectives and successes. This includes:

Quantified Performance	Inclusion and Diversity	Environment, Health and Safety	Stakeholder Interest

Quantified corporate financial and business performance	Eastman’s commitment to building and maintaining an inclusive and diverse workplace	Promoting a strong culture of safety and sustainability	Creating long-term value for all stakeholders

2024 Proxy Statement	53

Executive compensation
Pay for Performance Alignment
As with past years, the Compensation Committee designed and implemented incentive compensation programs that support the Company’s long-term growth strategy and align payouts with Company performance. The Compensation Committee’s payout decisions with respect to the 2023 annual cash incentive compensation program and the 2021 - 2023 performance share awards, as detailed in the following pages, reflect a strong alignment between pay and performance based on performance against established goals and share price change.
Compensation Best Practices
Our compensation program incorporates the following practices and features:

What we do	What we don’t do

  Oversight and decisions by a Compensation Committee comprised solely of independent directors with significant executive compensation and management experience who understand drivers of long-term corporate performance.
   Use an independent compensation consultant to the Compensation Committee with no conflicts of interest.
   Annual assessment by the Compensation Committee of potential risks associated with the compensation program.
   Benchmark executive pay and overall program design and use competitive peer company data in making decisions about all components of pay.
   Significant portion of pay based on corporate and individual performance.
   Robust stock ownership expectations.
   Executive pay recoupment (or “clawback”) policy.
   “Double trigger” change-in-control vesting of outstanding stock-based pay awards.
   Regular dialogue with investors and proxy advisory firms about executive pay program and practices.

    Target a specific percentile of competitive peer company pay to set executive pay.
    Reprice or change performance targets for stock options or other long-term stock-based incentive awards after those awards are granted without stockholder approval.
    Include value of equity awards in pension benefit calculations.
   Allow pledging or hedging of Company stock by our executive officers.
   “Gross-up” taxes for any imputed income on limited executive perquisites.
   “Gross-up” tax payments, or accelerate equity vesting without termination following change-in-control, under limited change-in-control severance arrangements.

54	2024 Proxy Statement

Executive compensation
Investor Engagement and Say-on-Pay Vote Results

Eastman has a history of actively engaging with our stockholders. We believe that strong corporate governance should include consistent dialogue with investors. We solicit feedback on our corporate governance, executive compensation programs, disclosure practices, and environmental and social impact programs and goals. Investor feedback is shared with our Compensation Committee.
As described in “Item 3 — Advisory Approval of Executive Compensation”, at the 2024 Annual Meeting, stockholders will again have the opportunity to indicate their views on the compensation of our NEOs by an advisory “say-on-pay” vote. At the Company’s 2023 Annual Meeting of Stockholders, 91.8% of the votes cast on the say-on-pay proposal were voted in favor of the proposal. The Compensation Committee considered the annual say-on-pay vote in its subsequent compensation design decisions.
During our investor engagement in 2023, we received limited communications of concerns related to our current executive compensation program and practices. After considering the result of the say-on-pay vote and subsequent investor communications, the Compensation Committee did not make any significant changes in the structure of the Company’s executive compensation program for 2023.
The Compensation Committee will continue to consider the results of future say-on-pay proposals and other investor input, and other appropriate executive compensation and corporate governance developments, when making compensation decisions for our executive officers.

At the Eastman 2023 Annual Meeting of Stockholders, the annual say-on pay vote was approved by stockholders with a 91.8% vote in favor of the proposal.

2024 Proxy Statement	55

Executive compensation
2023 Compensation Overview
Compensation mix
The Compensation Committee believes that our mix of executive compensation components strikes an appropriate balance between the short- and long-term incentives for performance and risk-taking. Eastman believes this mix aligns the interests of executive officers with those of other stockholders. For 2023, 92% of total target CEO compensation and 84% of total target compensation of the other NEOs was at-risk and dependent on corporate and individual performance and relative total stockholder return.

CEO Pay mix	Other NEOs Pay mix

66%
PERFORMANCE SHARES***
8%
BASE SALARY
12%
CASH INCENTIVE*
14%
STOCK OPTIONS**
92%
of CEO compensation
was performance-based

57%
PERFORMANCE
SHARES***
16%
BASE
SALARY
15%
CASH
INCENTIVE*
12%
STOCK
OPTIONS**

84%
Average of other NEOs compensation
was performance-based

*          Target cash payment for 2023 corporate and individual performance.
**        Grant date fair value of stock options granted in 2023. See Note 1 to the Summary Compensation Table below.
***  Grant date accounting valuation of shares of Eastman common stock underlying performance shares awarded for the 2023-2025 performance period. See Note 1 to the Summary Compensation Table below.
How Total Compensation Pay Levels Are Determined. For executive officers, targeted total cash compensation and long-term incentive compensation are intended to be competitive with comparable pay levels for similar positions when target levels of corporate, business, and functional organization, and individual performance are achieved. The targeted levels of total compensation take into account information provided by Aon's Human Capital Solutions Practice, a division of Aon plc (“Aon”), as independent compensation consultant, and from publicly available information. For 2023, a significant portion of each executive officer’s total target compensation was variable, as shown above. Depending upon Company, business, functional unit, and individual performance, executive officers could receive more or less than their target amount.
As requested by the Compensation Committee, Aon provided benchmarking analyses of the total cash compensation for executives with similar positions at the comparable companies. Aon also advised the Compensation Committee of general market cash compensation practices and trends. In determining each executive officer’s targeted total cash compensation, the Compensation Committee considered this benchmarking data and applied its judgment in considering the competitive market for executive talent, comparative pay levels of other executive officers, relative cash compensation of other jobs in the Company, and differences between the Company’s executive positions and those of the comparator companies, but did not benchmark specific compensation elements or total compensation to any specific percentile relative to the peer companies or the broader U.S. market. For 2023, the Compensation Committee set the targeted cash pay for executives taking into account not only competitive market data, but also factors such as Company, business, and individual performance, scope of responsibilities, critical needs and skill sets, leadership potential, and succession planning.

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Executive compensation
As described below, our executive compensation program has been designed so that a significant portion of compensation is based on performance measures that we believe are most relevant to our business strategy and significant to investors, including cumulative total stockholder return (“TSR”) and return on capital for multi-year periods, annual adjusted EBIT, OCF, and multi-year stock price appreciation.
Each year, the Compensation Committee, with the assistance of its independent compensation consultant, compares the relative mix of compensation components with those of selected peer companies. The Compensation Committee does not have a fixed method for determining how the total mix of an executive officer’s total compensation should be allocated among short- and long-term compensation components. Instead, the Compensation Committee uses a flexible approach to compensation to help us better achieve our business objectives from year to year and to attract and retain executive talent.
Role of the Compensation Committee
The Compensation Committee reviewed the overall compensation of the Chief Executive Officer and the other executive officers and determined each component of executive compensation for 2023, as described below. As part of this review, the Compensation Committee:
•reviewed the design, terms, and value of each type of compensation and benefit for each executive officer, including salary, annual incentive pay opportunities and long-term stock-based compensation awards, perquisites and personal benefits, deferred accounts, and retirement plans and determined that the amounts, individually and in the aggregate, were appropriate and in line with external market and internal comparisons;
•considered the estimated value of outstanding unvested, unexercised, and unrealized stock-based awards in its review of the types and values of each executive officer’s compensation; and
•determined the design, terms, amount, and forms of compensation considering:
•Company and individual performance;
•compensation relative to that for similar positions in other companies;
•the mix of short- and long-term compensation, and total compensation, relative to other Eastman executive officers and employees;
•whether the features of each form of compensation are appropriately balanced in terms of the types of corporate and individual performance being incented, the levels and types of risk they encourage managers to evaluate and take, and whether the compensation encourages managers to take unnecessary risks;
•background information and recommendations from the Company’s management compensation organization and from the independent compensation consultant engaged by the Compensation Committee; and
•the recommendations of the Chief Executive Officer regarding pay for the other executive officers (the CEO does not participate in discussions or decisions regarding his compensation).
Peer Group
The Compensation Committee believes that performance should be the primary basis on which compensation decisions are made. In December 2022, the Compensation Committee reviewed its compensation benchmarking peer group with assistance from Aon, and made no changes for 2023. The Compensation Committee used the following criteria in considering the compensation peer group (the “Peer Group”):
•size, including revenue, operating income, total assets, market capitalization, and enterprise value;
•global manufacturing focus;
•similar innovation-driven strategies;
•companies with which we compete for executive talent; and
•companies with a similar global workforce.

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Executive compensation
For 2023, the Compensation Committee compared total annual cash compensation opportunity (base salary and target incentive pay opportunity) design, terms, and levels and the design, terms, value, and mix of long-term stock-based incentive pay opportunity levels for the Company’s executive officers with previous year compensation of those of the following companies:

•Air Products and Chemicals, Inc. •Ashland Global Holdings Inc. •Ball Corporation •Celanese Corporation •Danaher Corporation •Dover Corporation	•DuPont de Nemours •Eaton Corporation Plc •Ecolab Inc. •FMC Corporation •The Goodyear Tire and Rubber Company •Mosaic Company	•Parker-Hannifin Corporation •PPG Industries Inc. •Sealed Air Corporation •Rockwell Automation, Inc. •The Sherwin-Williams Company •Trane Technologies Plc

In October 2023, the Compensation Committee updated the compensation peer group to: (i) add Albemarle Corporation, Axalta Coatings Systems Ltd., Corteva, Inc., International Flavors and Fragrances Inc., and RPM International Inc.; and (ii) remove Danaher Corporation, The Goodyear Tire and Rubber Company, Mosaic Company, and Rockwell Automation, Inc. The Compensation Committee used the updated Peer Group for compensation decisions for 2024.
Role of the Compensation Consultant
The Compensation Committee has directly engaged Aon as its independent compensation consultant. Aon reports to, and receives its direction from, the Compensation Committee, and a representative of Aon attends each meeting of the Compensation Committee as its advisor. Aon provides the Compensation Committee with third-party survey information used in setting short- and long-term compensation levels, perspective on emerging compensation issues and trends, and expertise in incentive compensation structure, terms, and design. Aon also provides such services to the NCG Committee for its recommendations to the Board regarding non-employee director compensation. Any other services provided by Aon and its affiliates to Eastman are approved by the Compensation Committee. Company management also uses the services of several other outside firms for compensation analysis, third-party surveys, and management pay research and analysis. None of these other firms provide any consulting services to the Compensation Committee or to the NCG Committee.
In reviewing Aon’s performance in 2023 and considering its continued engagement for 2024, the Compensation Committee evaluated Aon’s independence from Company management and any conflicts of interest in accordance with applicable New York Stock Exchange listing requirements. The Compensation Committee considered Aon’s provision of other services to the Company, the fees paid by the Company to Aon as a percentage of the firm’s total revenue, Aon’s policies and procedures to prevent conflicts of interest, and the confirmation by Aon that it and its representatives have no business or personal relationships with any member of the Compensation Committee, do not own any stock of the Company, and have no business or personal relationships with any executive officer of the Company. The Compensation Committee concluded that Aon is independent of the Compensation Committee and of Company management and has no conflicts of interest in its performance of services to the Compensation Committee.

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Executive compensation
Elements of our Executive Compensation Program
2023 NEO compensation

Mark J. Costa Chief Executive Officer	2023 Target compensation: $17,093,747

William T. McLain, Jr. Executive Vice President and Chief Financial Officer	2023 Target compensation: $4,985,132

Brad A. Lich Executive Vice President and Chief Commercial Officer	2023 Target compensation: $5,679,829

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Executive compensation

Stephen G. Crawford Executive Vice President, Manufacturing and Chief Sustainability Officer	2023 Target compensation: $4,361,029

B. Travis Smith Senior Vice President , Additives & Functional Products	2023 Target compensation: $3,403,755

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Executive compensation
Primary components of our executive compensation program
Our management compensation program has three primary components — annual base salary, annual cash incentive compensation opportunity, and long-term stock-based incentive compensation opportunity. The Compensation Committee, with input from management and the Compensation Committee’s independent compensation consultant, designs, administers, and assesses the effectiveness of all executive compensation elements considering the market and our overall compensation philosophy and objectives. The Compensation Committee’s assessment includes a review of the value of each element of pay and of total pay on a recognized and realizable basis. The table below describes each principal element of executive pay, how the Compensation Committee determines the amount or size of such compensation, and the primary compensation objectives applicable to each type of pay.

Component	Vesting or Performance Period	How Pay is Determined	Why We Pay Each Component

Annual Base Salary	Ongoing	Comparable pay for similar jobs at comparator companies Scope of responsibilities Work experience Comparable pay of other Eastman executives and for other Eastman jobs Individual performance	Recognize job responsibilities and contributions Attract and retain executive talent

Annual Incentive Compensation Opportunity	1 year	Target awards are set as a percent of salary based on competitive data for similar jobs Payouts based on business and individual performance compared to pre-set expectations and targets	Motivate attainment of short-term business objectives and individual performance commitments consistent with long-term strategic plans

Long-Term Incentive Compensation Opportunity	3 years (performance shares and restricted stock units performance period and option vesting period) and 10 years (option exercise period)
Target awards are a targeted dollar value based on competitive data; individual awards based on business and individual performance, contribution, and long-term potential
Payouts and appreciation based on long-term capital returns and stock price appreciation
Motivate attainment of long-term corporate performance resulting in stock price appreciation Encourage ownership mindset by aligning interests with stockholders Attract and retain executive talent

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Executive compensation
Base salary
In early 2023, after reviewing market competitive pay levels and the targeted total cash compensation of the executive officers, the Compensation Committee concluded that base salary increases were appropriate for executive officers, increasing NEO base salaries from 3.0% to 7.5%. In addition to external comparisons, the Compensation Committee considered the cash compensation levels of each executive officer relative to that of each other executive officer. The base salary amounts reported in the “Salary” column of the “Summary Compensation Table” were determined by the Compensation Committee based on the Compensation Committee’s target total cash compensation decisions for 2023.
Annual incentive pay
For executives, the annual incentive plan is known as the Unit Performance Plan (“UPP”). Under the UPP, the Compensation Committee sets a cash payout pool target amount at the beginning of each year, with the total available payout ranging from 0% to 200% of the target amount depending on the Company’s financial performance. Although the payout pool calculated is based on actual corporate financial performance against the pre-set target measures, the Compensation Committee reserves discretion to adjust the total payout pool amount to reflect overall corporate performance, business and financial conditions, and other corporate objectives. The Committee did not make any adjustments to the total payout pool for 2023. The total UPP award pool is determined after the end of the performance year as the aggregate of the UPP payouts for each participant if the individual’s organizational and individual performance were at target levels, multiplied by a “performance factor” determined by calculated actual corporate performance compared to the pre-set performance goals, subject to adjustment for overall corporate performance and business and financial conditions.
How the UPP works

At the start of the year	}	Throughout the year	}	After year end

Compensation Committee establishes corporate performance measures and targets and individual executive performance goals		Compensation Committee tracks corporate and individual performance; considers appropriate adjustments to GAAP corporate performance measures		Compensation Committee determines corporate performance and any adjustments to calculated payout pool amount; Compensation Committee and management evaluate individual performance, and payout pool funded and individual awards distributed

2023 UPP Target Opportunities for NEOs. Consistent with our compensation objectives, as employees assume greater responsibilities, more of their pay is linked to corporate and individual performance. Variable UPP cash pay targets (expressed as a percentage of base salary) are established at the beginning of the performance year based on job responsibilities, relative targets for other Company positions, and comparable company practices. For the NEOs, the target annual UPP incentive opportunities for 2023 were as follows:

Name	Title	Target UPP Opportunity as % of Base Salary*
Mark J. Costa	Chief Executive Officer	150%
William T. McLain, Jr.	Executive Vice President and Chief Financial Officer	100%
Brad A. Lich	Executive Vice President and Chief Commercial Officer	100%
Stephen G. Crawford	Executive Vice President, Manufacturing and Chief Sustainability Officer	85%
B. Travis Smith	Senior Vice President, Additives & Functional Products	85%
*There were no changes in the NEO's target UPP opportunities as a percentage of base salary for 2023.

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2023 UPP Company Performance Measures. The Compensation Committee set the performance metrics, and related weightings and targets, for our 2023 executive compensation program in February 2023. The Compensation Committee believes that the performance targets it established were rigorous, while providing meaningful motivational value to our executives. The performance targets for 2023 emphasized the importance of our earnings performance and cash generation focusing on managing our manufacturing, selling, administrative, and general costs, and the importance of bringing in future new business. Our compensation programs were designed to allow Eastman to achieve these performance targets by meeting or exceeding challenging goals that will help ensure we are well-positioned for the future.
At the beginning of 2023, following an evaluation of the alignment of the Company’s incentive pay program and compensation philosophy with the Company’s business, products, and strategy for growth, the Compensation Committee determined that the 2023 UPP corporate performance and the corresponding payout pool should be measured by adjusted EBIT (75%), the Company’s primary measure of operating performance, and by operating cash flow (25%). After evaluating macroeconomic developments and related impacts on customer inventory cycles, the Company shifted its priorities to focusing more on inventory reductions and cash flow generation to allow us to continue to advance our strategic initiatives. In order to more appropriately align the incentives under the UPP with these updated priorities, the Committee changed the weighting for the 2023 UPP mid-year to be equally-weighted between adjusted EBIT and operating cash flow (“OCF”). No changes were made to the goals themselves.
•Adjusted EBIT under the 2023 UPP is GAAP earnings before interest and taxes as adjusted by the Compensation Committee for certain costs, charges, and income items that were not included in the Company’s targeted financial performance under management’s annual business plan as approved by the Board in early 2023 (the “annual business plan”) and that were excluded from EBIT in the non-GAAP financial measures disclosed by the Company in its public disclosures of financial results as non-core or unusual items in its Quarterly Reports on Form 10-Q and Annual Report on Form 10-K SEC filings. See Annex A of this proxy statement for reconciliation of financial measures under accounting principles generally accepted in the United States (“GAAP”) to non-GAAP financial measures, description of excluded items, and related information. The selection of adjusted EBIT as a measure of 2023 corporate performance was intended to focus management level employees on both top-line revenues and bottom-line earnings and to allow measurement of UPP performance throughout the year based upon reported Company quarterly financial results.
•OCF under the 2023 UPP is GAAP cash provided by operating activities. OCF reflects the cash generated in the current year that enables the Company to invest in innovation in the core businesses and inorganic growth through acquisitions, and allows measurement of performance throughout the year based upon reported Company quarterly financial results. In establishing the 2023 UPP adjusted EBIT and OCF performance targets in early 2023, the Compensation Committee considered the targeted 2023 financial and strategic performance under the annual business plan. The Committee also added a safety metric modifier that provided for possible upward (+10.0%) or downward (-5.0%) adjustments to the UPP payouts based on performance against prior year results.
UPP Payout Process. Each year, the Compensation Committee evaluates the Company’s performance against the UPP performance measures established in February. Based on this evaluation, the Compensation Committee considers approval of an overall payout pool for the UPP. The Compensation Committee then determines the portions of the overall UPP award pool, if any, to be allocated to the CEO and other NEOs as a group. In determining UPP payouts for the CEO and other NEOs, the Compensation Committee also considers the individual performance commitments of each executive.
The CEO, in consultation with the other executive officers, then determines the allocation of the overall UPP award pool, if any, to the various organizations within the Company for payouts to other management-level employees. The allocation is then typically based on their assessment of the performance of each organization relative to objectives established at the beginning of the performance year. Once each organization’s portion of the overall award pool is determined, management within each organization then allocates the organization’s portion of the Company award pool for individual payouts, based upon individual performance against the financial, organizational, and strategic performance objectives and expectations established at the beginning of the performance year.

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Executive compensation
2023 UPP Company Performance Targets. For 2023, the adjusted EBIT target was $1.30 billion and the OCF target was $1.40 billion. The 2023 UPP threshold, target, and maximum adjusted EBIT and OCF targets and corresponding payout multiples, actual adjusted EBIT and OCF, and resulting payout multiples for the portion of the UPP award pool applicable to executive officers are shown below. For 2023, the UPP payout would be: (i) increased by 10% if the OSHA Recordable Incident Rate per Year was less than 0.40; (ii) decreased by 5% if the OSHA Recordable Incident Rate per Year was greater than 0.60; and (iii) unchanged if the OSHA Recordable Incident Rate per Year was greater than 0.40 and less than 0.60.

2023 Adjusted earnings before interest and taxes (50%)	0.78% of Target Performance

2023 Operating cash flow (50%)

The weighted adjusted EBIT factor = 0.61*0.50 = 0.305 and the weighted adjusted OCF factor = 0.95*0.50 = 0.475. Thus, the total payout factor for the 2023 UPP is 0.305(adjusted EBIT) + 0.475(OCF) = 0.78 (78%) for the payout pool.
2023 UPP Payouts. For 2023, the Company's adjusted non-GAAP EBIT and OCF were $1.097 billion and $1.374 billion, respectively. The calculation of adjusted EBIT under the UPP for 2023 excluded from GAAP EBIT non-core items including asset impairments and restructuring charges and related accelerated depreciation costs, gain on divested business, mark-to-market pension and other post-retirement benefit plans net loss, environmental and other costs and insurance proceeds, resulting from a January 31, 2022 operational incident at the Kingsport site as a result of a steam line failure (“steam line incident”). The total adjustments (including the gain) decreased the calculated EBIT under the UPP by $205 million and resulted in a calculated UPP “performance factor” of 78% of the target. Based on the 2023 OSHA Recordable Incident Rate per year of 0.42, there was no adjustment based on the safety performance measure. Based on the Company’s performance against pre-established financial measures for 2023, the Compensation Committee approved a payout pool of 0.78% for the 2023 UPP. The chart below shows the percentages of target UPP payouts to executives for each of the last five years.
Percentage of UPP target executive payouts 2019-2023

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As part of the Compensation Committee payout process, it also reviewed and evaluated the individual performance commitments and achievements for the CEO and other NEOs for 2023. The individual achievements versus commitment could result in UPP payouts above or below the overall payout pool percentage for the NEOs. Below is a summary of the achievements against the individual performance goals, the UPP payout percentage, the target, and actual payouts for each NEO for 2023.

NEO	Accomplishments	UPP Payout
Mark J. Costa
•Provided critical leadership in driving the Company’s initiatives to improve overall safety performance and building a culture with employee safety as a foundation of the Company’s operational strategy, which efforts resulted in significant year-over-year safety performance improvements in 2023.
•Maintained the Company's strategic focus on innovation, which resulted in more than $600 million of new multi-year business wins from market development and innovations.
•Managed challenges related to weak demand and aggressive customer de-stocking in 2023, and placed a strategic emphasis on cash flow generation, which efforts contributed to the Company delivering operating cash flow of approximately $1.4 billion for 2023.
UPP Payout as Percent of Target: 78% Target Payout: $2,047,500 Actual Payout: $1,597,050
William T. McLain, Jr.
•Helped lead organizational efforts across the Finance organization to generate strong operating cash flow of approximately $1.4 billion, which was approximately $400 million higher than 2022.
•Provided key leadership in the successful and efficient divestiture of the Company’s Texas City, Texas operations for approximately $490 million, while maintaining operational flexibility.
•Demonstrated strong cost management leadership across teams that helped achieve an overall cost savings of approximately $200 million.
UPP Payout as Percent of Target: 86% Target Payout: $800,000 Actual Payout: $686,400
Brad A. Lich
•Demonstrated the strength of the Eastman innovation driven growth model by delivering $765 million in earnings in Advanced Materials and Fibers segments while navigating a challenging demand environment in certain end markets in 2023.
•Provided essential leadership in delivering margin improvements in key end markets that helped offset demand weakness.
•Effectively led inventory management efforts that helped the Company achieve its operating cash flow goal for 2023
UPP Payout as Percent of Target: 78% Target Payout: $830,000 Actual Payout: $647,400
Stephen G. Crawford
•Provided leadership and set expectations for an operations team that delivered significant improvements in safety performance in 2023, with best-ever performance in the personal and process safety metrics.
•Despite project-related challenges, led the completion of construction, commissioning and start-up activities for the Company’s new molecular recycling facility in Kingsport, Tennessee.
•Led an operations’ team that significantly improved global manufacturing facility reliability.
UPP Payout as Percent of Target: 78% Target Payout: $578,000 Actual Payout: $450,840
B. Travis Smith
•Led an Additives & Functional Products (“AFP”) segment team that continued to progress top growth programs in milestone realization and customer engagement despite the difficult external environment.
•Delivered on full year cost management commitments and led AFP segment team that delivered significant contributions to cash in 2023, exceeding internal targets, through aggressive inventory reductions.
•Provided essential leadership to drive disciplined price management to help offset weak demand and deliver on cost reduction commitments.
UPP Payout as Percent of Target: 78% Target Payout: $527,000 Actual Payout: $411,060

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Executive compensation
2024 Unit Performance Plan
In early 2024, the Compensation Committee evaluated the alignment of the current design of our UPP short-term incentive pay program. Following this evaluation, the Compensation Committee approved our annual cash incentive pay structure so that 2024 corporate performance and the corresponding payout pool will be measured by adjusted EBIT (40%), OCF (40%) and strategic measures (20%) comprised of new business generation, safety, and inclusion goals.
Long-term incentive compensation
The Committee utilizes equity-based compensation as a key component of the Company’s overall executive compensation program to link executive pay to the Company’s long-term performance and align their interests with those of other stockholders. Important elements of the executive equity-based compensation program include:

Stock Options	Granted under the Company’s Omnibus Plan, stock options create a direct link between compensation of key Company managers and long-term performance of the Company through appreciation of stock price.

Performance Shares	Awarded under the Omnibus Plan to provide an incentive for key managers to earn stock awards by meeting specified multi-year business or individual performance goals.

Other Stock-Based Incentive Pay	Under the Omnibus Plan, the Compensation Committee may also award additional stock-based compensation (with or without restrictions), including restricted stock units, performance units, stock appreciation rights, and additional stock options with performance-based or other conditions to vesting.

Stock Ownership Expectations
Established for executive officers to encourage long-term stock ownership and the holding of shares awarded under the Omnibus Plan or acquired upon exercise of options. Over a five-year period, executive officers are expected to accumulate stock with a value of two and one-half times their annual base salary (five times base salary for the Chief Executive Officer) in Company stock and stock equivalents. See “Information about Stock Ownership.” All executive officers have met or are on schedule to meet their ownership expectations.

Under the Company’s long-term incentive compensation program, executive officers receive stock option grants and performance share awards to directly link future compensation to stockholder and capital returns and as a retention incentive. For 2023, the Compensation Committee approved a long-term incentive compensation program under which the payouts are 100% at-risk. For 2023, the program is comprised of 75% performance shares and 25% stock options.
How Stock-Based Incentive Pay Levels Are Determined. The Compensation Committee establishes the annual value and mix of total stock-based incentive pay opportunities by considering recommendations based on long-term compensation survey data for the comparator companies listed under “Review of 2023 Executive Compensation.” As requested by the Compensation Committee, Aon, the Committee's independent compensation consultant, provides benchmarking analysis of total target compensation and long-term stock-based compensation information, and also advises the Compensation Committee of general market stock-based incentive compensation practices and trends.
The Compensation Committee also regularly reviews with Aon the potential realizable value of each NEO’s outstanding unvested, unexercised, and unrealized stock-based awards compared to similar pay of executives at the comparable companies in determining stock-based incentive pay opportunity levels.
For 2023, stock options and performance shares were awarded at a target opportunity level intended to align total stock-based compensation with the mid-range of comparable stock-based compensation of the Peer Group. The grant date values of these awards that are reported in the “Summary Compensation Table” and “2023 Grants of Plan-Based Awards” table are accounting valuations that are calculated as of the effective grant date. Actual payouts for performance shares are determined by actual performance at the end of the three-year performance period.

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Stock Options. In February 2023, the Compensation Committee approved stock options for each of the NEOs comprising approximately 25% of the value of their respective long-term incentive compensation awards. The Compensation Committee grants time-vested stock options with an exercise price equal to the market price of the underlying stock on the grant date. In determining the size and terms of option awards, the Compensation Committee used the services of Aon to derive values of options using a variation of the Black-Scholes option-pricing model. In addition, Aon advises the Compensation Committee on the design of retention features of option grants. The computation of the value of option awards is determined based on FASB ASC Topic 718 and reported in the “2023 Grants of Plan-Based Awards” table below.
Long-Term Performance Shares. In February 2023, the Compensation Committee approved the grant of performance shares for each of the NEOs, which comprised approximately 75% of the value of their respective long-term incentive compensation awards. Performance shares are paid out in the form of Eastman common stock based on the Company’s multi-year performance on the following two measures:
•a return on capital target established at the beginning of the three-year performance period; and
•the Company’s TSR (change in stock price plus dividends declared during the performance period, assuming reinvestment of dividends) relative to a peer group of industrial companies as measured over a three-year period.
If earned, awards are paid after the end of the performance period in unrestricted shares of Eastman common stock. Consistent with recent and ongoing changes to the Company’s business, products, and strategy for growth, the Compensation Committee designed the 2023 performance shares with greater weight on relative TSR and less weight on return on capital.
With respect to the TSR metric, the comparison companies for the 2023 - 2025 performance share awards include the group of companies within the S&P 500 “Materials Sector” that are classified by Standard & Poor’s as chemical companies, excluding the Chemours Company and Rayonier Advanced Materials and including Celanese Corporation, Westlake Chemical Corporation, and Huntsman Corporation (the “Comparison Companies”). The S&P “Materials Sector” index is an index of industrial companies selected from the S&P “Super Composite 1500” Index.
In addition to the return on capital and relative TSR metrics for the 2023 - 2025 performance share awards, the Compensation Committee approved a performance modifier (“Modifier”) based on the attainment of certain ESG and I&D Goals. The Compensation Committee will determine the achievement of the ESG and I&D Goals, the relative weighting of the goals, and the resulting performance modifier.

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Executive compensation
Long-term compensation targets
For the 2023 - 2025 performance period, the Compensation Committee approved a target for return on capital of 8.76%, which was driven by the same factors that impacted the Company’s EBIT, as described above. The return on capital target is established considering corporate and strategic business plans and expectations for the performance period. Performance relative to the TSR target is determined by the Company’s quintile placement relative to the peer group of industrial companies at the end of the three-year performance period.
The Modifier impacts the performance outcomes for the Company’s performance shares based on improvements in certain diversity metrics and in reduction of GHG over the 2023 – 2025 performance period, and is assessed by the following 4 measures:

ESG Goals	Target
Climate Change — Decrease Actual GHG Emissions	Reduce by 17.1% to 25.2% or better from 2017 baseline target
Circularity — Millions of Pounds of Waste Plastic Recycled	215 — 250 million pounds or better in the aggregate by 2025
I&D Goals
U.S. Diversity Representation Total Professional (Business and Technical & Leadership) Population Goals	21% — 25% or better (People of Color)
Gender Representation Total Professional (Business and Technical & Leadership) Population	41% — 42% or better (Female)
The Compensation Committee will use its judgement in determining the Modifier to be applied to the 2023-2025 Performance Share Award, using the following guidelines:
•Target or better performance in all 4 measures = +10%
•Target or better performance in 3 of the 4 measures = +7.5%
•Target or better performance in 2 of the 4 measures = +5%
•Target or better performance in 1 of the 4 measures = +2.5%
•If all measures are below targeted performance, then the award will be reduced by (-5.0%).

2023-2025 performance share awards
The targeted number of 2023 - 2025 performance shares awarded to our NEOs is provided below in the “2023 Grants of Plan-Based Awards” table. The actual payout for each performance share award will be determined following the end of the three-year performance period based on the following matrix used to establish an award multiplier for the performance share target awards:

Eastman TSR Relative to Comparison Companies		Weighted Return on Capital
	≥ 7.26 to 8.00%	8.01 to 8.75%	8.76 to 9.50%	9.51 to 10.25%	10.26 to 11.50%	> 11.01%
0-19% (5th quintile)	—	—	—	0.20	0.30	0.40
20-39% (4th quintile)	—	0.20	0.40	0.60	0.80	0.90
40-49% (3rd quintile)	0.40	0.60	0.80	1.00	1.20	1.40
50-59% (3rd quintile)	0.60	0.80	1.00	1.30	1.50	1.70
60-79% (2nd quintile)	1.00	1.20	1.40	1.70	1.90	2.10
80-99% (1st quintile)	1.00	1.80	2.00	2.30	2.40	2.50
Return on capital performance is determined based on the arithmetic average for each of the years during the performance period of our average return on capital.
•“Return on capital” is our earnings from continuing operations, adjusted to exclude the same non-core or unusual items as are excluded from earnings in the Company’s non-GAAP financial measures, divided by the average capital employed, each as defined in the form of the 2023 - 2025 performance share award filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC. The resulting ratio is multiplied by 100 in order to convert it to a percentage.

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•TSR performance is determined based on our TSR during the performance period relative to the TSRs of the Comparison Companies during the performance period. Performance share TSR means total stockholder return as reflected by the sum of (i) change in stock price; plus (ii) dividends declared, assuming reinvestment of dividends, and expressed as a percentage return on a stockholder’s hypothetical investment. The change in stock price is measured as the difference between: (a) the average of the closing prices of a company’s common stock in the period beginning on the tenth trading day preceding the beginning of the performance period and ending on the tenth trading day of the performance period; and (b) the average of such closing prices for such stock in the period beginning on the tenth trading day preceding the end of the performance period and ending on the tenth trading day following the end of the performance period.
Although the actual payout of the performance share awards in 2023 will not be determinable until after the end of the performance period in 2025, a grant date fair value of such awards (which is an accounting valuation that is calculated as of the award date) is reported in the 2023 “Stock Awards” column of the “Summary Compensation Table.” The range of possible share payouts is reported in the “Estimated Future Payouts Under Equity Incentive Plan Awards” column of the “2023 Grants of Plan-Based Awards” table. These awards have challenging long-term targets for returns on capital. Actual possible payouts are aligned with our pay-for-performance philosophy. As required under GAAP, the accounting methodology for the valuation of performance shares in the compensation tables uses predictive financial models of Company performance, and results in a valuation that may be substantially different than the actual payouts.
2021-2023 Performance share payouts
In early 2024, the Compensation Committee reviewed performance results and approved a payout of shares to the executive officers under performance shares previously awarded for the 2021 - 2023 performance period. The payouts to the NEOs under the 2021 - 2023 performance shares are reported in the “Stock Awards” column of the “2023 Option Exercises and Stock Vested” table below. The following tables show the targets and the payout matrix for the 2021 - 2023 performance shares:

Performance Years	Target Return on Capital	Total Stockholder Return (“TSR”) Target Quintile
2021, 2022, and 2023	8.51%	3rd Quintile 50 — 59%

	Weighted Return on Capital
Eastman TSR Relative to Comparison Companies	≥ 6.51 to 7.50%	7.51 to 8.50%	8.51 to 9.50%	9.51 to 10.50%	10.51 to 11.50%	> 11.51%
0-19% (5th quintile)	0.00	0.00	0.00	0.20	0.30	0.40
20-39% (4th quintile)	0.00	0.20	0.40	0.60	0.80	0.90
40-49% (3rd quintile)	0.40	0.60	0.80	1.00	1.20	1.40
50-59% (3rd quintile)	0.60	0.80	1.00	1.30	1.50	1.70
60-79% (2nd quintile)	1.00	1.20	1.40	1.70	1.90	2.10
80-99% (1st quintile)	1.00	1.80	2.00	2.30	2.40	2.50
For the 2021 - 2023 performance share awards, the Committee approved payouts for the NEOs at 80% of target award levels (of a possible 250% of the target award) based on the Company’s three year (2021 - 2023) total stockholder ranking in the 4th quintile (20-39%) of Comparison Companies and the Company attaining an average return of 10.53% (compared to a target return goal of 8.51%). Measurement of return on capital under the performance shares was based on non-GAAP earnings excluding the same items as excluded in the non-GAAP financial measures disclosed by the Company for 2021, 2022 and 2023 (net (gain)/loss on divested businesses and transaction costs, mark-to-market pension and other post-retirement benefit plans net (gain)/loss, asset impairments and restructuring charges and related accelerated depreciation costs, early debt extinguishment costs, environmental and other costs, adjustments to contingent considerations, net steam line incident (insurance proceeds) costs, and adjustments from tax law changes). These adjustments increased the calculated earnings from continuing operations by $356 million in 2021 and $191 million in 2022 and decreased the calculated earnings from continuing operations by $(131) million in 2023, for the calculated payout multiple from 40% to 80%, aligning the payout with performance compared to the long-term forecast measure on which the target performance was based. See Annex A of this proxy statement for reconciliation of financial measures under accounting principles generally accepted in the United States (“GAAP”) to non-GAAP financial measures, description of excluded items, and related information.
The Compensation Committee’s exclusion of non-core and unusual items from its measure of return on capital for purposes of determining three-year performance share payouts is intended to motivate and reward accomplishment of strategic decisions and actions in execution of the strategy for long-term growth.

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Executive compensation
The performance share values in the pay tables reflect the robust performance expectations underlying the targeted performance. Over the last three performance cycles the actual performance share payouts have been:

Performance Share Award Cycle	2019-2021	2020-2022	2021-2023	Average Payout
Year of Payout	2022	2023	2024
Payout Percentage of Target	100%	100%	80%	93%
Other Compensation and Benefits. The Company’s executive officers also participate in benefits plans generally available to all other employees, including nonqualified supplemental retirement plans for U.S. employees with pay above Internal Revenue Code limits, and in a deferred compensation plan for management-level employees. These benefits are intended to keep us competitive in attracting and retaining executive and other management-level employees. See “Pension Benefits” and “2023 Nonqualified Deferred Compensation” in the “Compensation Tables” section below. We have also entered into limited change-in-control severance agreements with certain of our executive officers and provide a modest program of executive perquisites and personal benefits, which serve the specific purposes described in this CD&A and under “Compensation Tables — Summary Compensation Table,” “Executive perquisites and personal benefits,” and “Executive termination and change-in-control agreements” below.
Executive perquisites and personal benefits
The Company provides only limited perquisites to our NEOs, and those perquisites are designed to provide specific benefits. The Compensation Committee annually reviews the types and amounts of perquisites provided to executive officers and the tax treatment of those perquisites for both the Company and executive officers. Perquisites provided to executive officers for 2023 were:
•personal umbrella liability insurance coverage;
•home security system;
•non-business travel on corporate aircraft by executives, their families, and invited guests when seats are available and the aircraft is otherwise being used for Company business, including added destination of a flight when the plane is otherwise in reasonable proximity to the added destination;
•financial planning services; and
•supplemental long-term disability insurance for a portion of executives’ annual cash compensation not replaced in the event of their disability under the all-employee long-term disability insurance plan.
In addition, the Compensation Committee has determined that it is appropriate that the Chief Executive Officer use corporate aircraft whenever possible for both business and personal travel (and for his family when they are traveling with him). This is: (i) to allow travel time to be used productively for the Company, (ii) for security, health, and safety reasons (consistent with recommendations of a periodic, third-party Personal Vulnerability Security Assessment), and (iii) to ensure that Mr. Costa can be immediately available to respond to business priorities from any location around the world. This personal use is accounted for and reviewed by the Compensation Committee. In connection therewith, the NCG Committee authorized the Company to enter into an aircraft time sharing agreement (the “Agreement”) with Mr. Costa in 2023. Under the Agreement, Mr. Costa is permitted to utilize Company aircraft from time to time on an “as needed and as available” basis. For any personal flights operated under this Agreement, Mr. Costa will reimburse the Company for the aggregate incremental cost of his personal use of Company aircraft under the Agreement. All personal flights not reimbursed under the Agreement will be included in the “Summary Compensation Table” as a perquisite. See “Summary Compensation Table-All Other Compensation” for a summary of the aggregate incremental costs to the Company of Mr. Costa’s personal aircraft use in 2023.
There are no tax gross-up payments made by the Company for any imputed income to the executive officers on perquisites or personal benefits.

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Executive compensation
Executive termination and change-in-control agreements
The Company recognizes that the occurrence, or potential occurrence, of a change-in-control transaction can create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change-in-control transactions result in significant organizational changes, particularly at the senior executive level. Accordingly, the Company believes that severance protections in the context of a change-in-control transaction can play a valuable role in attracting and retaining key executive officers. In order to encourage our executive officers to remain focused on maximizing stockholder value when their prospects for continued employment following a transaction are often uncertain, we provide certain of our executive officers with severance benefits if their employment is terminated by the Company without “cause” or by the executive for “good reason” in connection with a change-in-control. Detailed information regarding these agreements and the benefits they provide is included in the “Termination and Change-in-Control Arrangements” section of this proxy statement.
The Compensation Committee evaluates the level of severance benefits payable to each executive officer, and considers these severance protections an important part of executives’ compensation and consistent with practices of peer companies. Consistent with recommendations from Aon and current market and peer company practices, the Compensation Committee has approved and the Company has entered into change-in-control severance agreements with the NEOs and certain other executive officers that provide for payments of no more than three-times base salary plus target annual variable cash pay opportunity for the Chief Executive Officer and two-times base salary plus target annual variable cash pay opportunity for other executive officers and which do not provide for any tax “gross up” payments to executives.
Compensation recoupment “clawback” policy
The Sarbanes-Oxley Act of 2002, Company policy, and provisions of the Dodd-Frank Act govern the process for reimbursement by executive officers of certain cash bonus or other incentive-based or equity-based compensation (sometimes referred to as “clawback”) received following public disclosure of an accounting restatement due to material noncompliance by the Company with any financial reporting requirements. In addition, certain outstanding awards under our Omnibus Long-Term Compensation Plans require reimbursement of certain amounts from awards following an accounting restatement due to material noncompliance by the Company with any financial reporting requirement.
In October 2023, the Compensation Committee adopted an executive clawback policy, which is compliant with the Dodd-Frank Act and requires that, if the Company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements, then any current and former executive officers (as defined in Rule 16a-1(f) of the Exchange Act) would be required to repay the amount of incentive-based compensation paid or granted to that executive within three years before the accounting restatement that was in excess of the amount that would have been paid or granted to that executive if the restated financial statements had originally been prepared and disclosed. In addition, the Company included a provision in the equity incentive award agreements for 2024 that provides for recoupment of compensation in the event of employee misconduct.
Analysis of executive compensation risk
The balance of short-term and long-term compensation as tools to drive individual behaviors and risk management is carefully considered in the design and administration of the Company’s overall employee compensation programs. While a significant portion of our executive compensation is performance-based, we do not believe that our philosophy or objectives encourage excessive risk-taking. The Compensation Committee has focused our management compensation program on aligning compensation with the long-term interests of Eastman and its stockholders, and has designed the elements of our executive compensation program to discourage management decisions that could pose inappropriate long-term risks to the Company and its stockholders.
•The compensation of our executive officers is not overly-weighted toward short-term incentives. For instance, our CEO’s and the other NEOs’ target annual cash compensation opportunities for 2023, as a percentage of total annual target compensation, ranged from 20% for the CEO to an average of 31% for all other NEOs. Annual cash incentive pay awards are capped at 200% of an executive’s target award opportunity to protect against disproportionately large short-term incentives, and the Compensation Committee has broad discretion in determining the amount of the variable cash payout to each executive based upon individual performance and other factors, including whether an executive has caused Eastman to take excessive risk.

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Executive compensation
•Our stock ownership expectations are for the CEO to hold Eastman stock and stock-equivalents having a value of at least five times base annual pay and for the other executive officers to hold Eastman stock and stock-equivalents having a value of at least two-and-one-half times their respective base annual pay. We also prohibit our executive officers from entering into arrangements designed to hedge their exposure to changes in the market price of Eastman stock or from pledging Eastman stock as security or collateral for loans or in margin brokerage accounts. See “Information about Stock Ownership — Stock Ownership of Directors and Executive Officers — Director and Executive Stock Ownership Expectations; No Hedging or Pledging of Company Stock.” These policies ensure that each executive will have a significant amount of personal wealth tied to the long-term performance of Eastman stock and that their interests will remain aligned with those of our stockholders.
•The largest portion of total target executive pay is long-term, stock-based incentive compensation that vests, if earned, over a period of years. The stock payout opportunity combined with a multi-year vesting period encourages our executives to focus on maximizing Eastman’s long-term performance. These awards are made annually, so executives will continue to have unvested awards that will provide value only if our business continues to be appropriately managed and performing over the long term.
•A significant portion of executives’ long-term incentive compensation opportunities consist of performance share awards. Performance share award payouts are tied to how Eastman performs on certain metrics identified by the Compensation Committee as appropriately driving long-term stockholder value over a three-year period. This approach focuses management on sustaining the Company’s long-term performance. These awards also have overlapping performance periods, thereby discouraging excessive risk-taking in the near-term because such behavior could jeopardize the potential long-term payouts under other awards. To further ensure that there is not an incentive for excessive risk-taking, the payout of these awards has been capped at 250% of target for each of the three-year performance periods.
•The variety of corporate and individual performance metrics evaluated by the Compensation Committee to determine various forms of long-term and short-term incentive pay (including EBIT, cash flow, OCF, return on capital, employee safety, and TSR relative to peer companies) is designed to minimize the risk that executives will focus excessive attention on a single area of performance or performance measure.
•Company policies and the plan under which our long-term stock-based incentive compensation awards are made require repayment of certain variable and incentive compensation amounts in the event of an accounting restatement due to material noncompliance by the Company with financial reporting requirements. See “Compensation Recoupment ‘Clawback’ Policy” above.
We believe that this combination of factors and features encourages our executives to manage our businesses and execute our strategy for growth in a prudent manner.
In 2023, Aon, the Compensation Committee’s independent compensation consultant, conducted a risk assessment of our compensation policies, programs, and practices, including executive compensation and broad-based compensation programs for all employees. Based on the results of Aon’s assessment, the Compensation Committee concluded that the Company’s compensation programs and practices are well aligned with corporate strategy, contain appropriate risk balancing and mitigation features, and are not structured in a way that should incent risk-taking that is reasonably likely to have a material adverse effect on the Company.

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Executive compensation
Compensation tables
The following Summary Compensation Table provides information concerning compensation of the individuals serving as Eastman’s Chief Executive Officer and Chief Financial Officer during 2023 and the Company’s three other most highly compensated executive officers who were serving as executive officers at December 31, 2023, who are collectively the “named executive officers” (“NEOs”).
Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards[1,2]	Option Awards[1]	Non-Equity Incentive Plan Compensation[3]	Change in Pension Value And Nonqualified Deferred Compensation Earnings[4]	All Other Compensation[5]	Total
Mark J. Costa CEO	2023	$1,360,810	$0	$11,208,310	$2,472,937	$1,597,050	$543,510	$415,273	$17,597,890
	2022	1,331,575	0	11,996,462	2,825,667	0	305,653	608,774	17,068,131
	2021	1,319,904	0	9,781,398	2,601,291	3,458,250	172,210	465,808	17,798,861
William T. McLain, Jr. EVP and CFO	2023	795,266	0	2,773,258	611,874	686,400	250,610	88,267	5,205,675
	2022	766,118	0	2,844,533	670,003	0	233,768	121,925	4,636,347
	2021	715,370	0	2,053,574	546,142	1,278,900	519,732	77,488	5,191,206
Brad A. Lich EVP and CCO	2023	827,160	0	3,293,234	726,595	647,400	294,210	63,256	5,851,855
	2022	800,655	0	2,844,533	670,003	0	56,417	126,585	4,498,193
	2021	765,322	0	4,486,011	661,119	1,271,000	60,547	99,138	7,343,137
Stephen G. Crawford EVP - Mfg. and Chief Sustainability Officer	2023	677,756	0	2,542,144	560,885	450,840	412,118	51,335	4,695,078
	2022	652,162	0	2,473,688	582,621	0	351,690	102,161	4,162,322
	2021	613,398	0	1,837,447	488,653	1,001,300	78,338	66,675	4,085,811
B. Travis Smith SVP - Additives & Functional Products	2023	615,689	0	1,848,839	407,916	411,060	171,295	44,353	3,499,152

(1)Grant date fair value of awards of performance shares (reported in the “Stock Awards” column) and options (reported in the “Option Awards” column) made in the year indicated, computed in accordance with FASB ASC Topic 718. The grant date fair values of performance share awards uses predictive financial models of the Company's relative stock price and financial performance, including assumptions of potential of achievement of relative TSR and return on capital targets underlying the awards, calculated in accordance with FASB ASC Topic 718 based on a multi-factor Monte Carlo simulation. See note 18 to the Company’s consolidated financial statements in the Annual Report to Stockholders for 2023 mailed and delivered electronically with this proxy statement for a description of the assumptions made in the valuation of 2023 stock awards under FASB ASC Topic 718. For more information about stock and option awards, see “2023 Grants of Plan-Based Awards” and “2023 Option Exercises and Stock Vested” tables.
(2)Value of contingent stock awards (“performance shares” and “restricted stock units”) with future payment subject to satisfaction of continued employment for specified time periods and the achievement of specified performance-based conditions. Performance share awards were made for performance periods beginning January 1, 2021 and ending December 31, 2023, beginning January 1, 2022 and ending December 31, 2024, and beginning January 1, 2023 and ending December 31, 2025, respectively. The potential maximum grant date value of the performance share awards assuming the highest level of performance, computed in accordance with FASB ASC Topic 718, were: Mr. Costa (2021 — $12,727,966, 2022 — $13,879,095, 2023 — $13,120,888); Mr. McLain (2021 — $2,672,196, 2022 — $3,290,919, 2023 — $3,246,482); Mr. Lich (2021 — $3,234,856, 2022 — $3,290,919, 2023 — $3,855,231); Mr. Crawford ( 2021 — $2,390,964, 2022 — $2,861,794, 2023 — $2,975,861 ); and Mr. Smith (2023 — $2,164,321 ).
(3)Cash payments made in the following year for performance in the year indicated under the UPP. As described in the “Compensation Discussion and Analysis” preceding these tables and in the “2023 Grants of Plan-Based Awards” table below, the UPP is the Company’s annual incentive pay program under which a portion of the total annual compensation of executive officers and other management-level employees is dependent upon corporate, organizational, and individual performance.

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Executive compensation
(4)“Change in Pension Value” is the aggregate change in actuarial present value of the NEO’s accumulated benefit under all defined benefit and actuarial retirement plans, which are the Company’s tax-qualified defined benefit pension plan (the Eastman Retirement Assistance Plan, or “ERAP”) and unfunded, nonqualified retirement plans supplemental to the ERAP that provide benefits in excess of those allowed under the ERAP (the Eastman Unfunded Retirement Income Plan, or “URIP”, and the Eastman Excess Retirement Income Plan, or “ERIP”). These changes in present value are not directly related to final payout potential, and can vary significantly year-over-year based on (i) promotions and corresponding changes in salary; (ii) other one-time adjustments to salary or other reasons; (iii) actual age versus predicted age at retirement; (iv) the interest (or “discount”) rate used to determine present value of benefit; and (v) other relevant factors. A decrease in the discount rate results in an increase in the present value of the accumulated benefit without any increase in the benefits payable to the NEOs at retirement and an increase in the discount rate has the opposite effect.
The aggregate increase in actuarial value of the pension plans is computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to the Company’s financial statements for 2023, 2022, and 2021. The actuarial present value calculations are based on prescribed Internal Revenue Service (“IRS”) mortality tables and assume individual compensation and service through December 31, 2023, December 31, 2022, and December 31, 2021, respectively, with benefit commencement at the normal retirement age of 65. Benefits were discounted using a 5.22% discount rate for the ERAP and 5.21% for the ERIP/URIP for the 2023 calculation, a 5.58% discount rate for both the ERAP and the ERIP/URIP for the 2022 calculation, and a 2.91% discount rate for the ERAP and a 2.87% discount rate for the ERIP/URIP for the 2021 calculation. See the “Pension Benefits” table for additional information about the NEOs' participation in and benefits under the pension plans.
“Nonqualified Deferred Compensation Earnings” refers to above-market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified, including such earnings on amounts in nonqualified defined contribution plans. The Company maintains the EDCP, an unfunded, nonqualified deferred compensation plan into which executive officers can defer compensation until retirement or termination from the Company. For 2023, 2022, and 2021, there were no preferential or above-market earnings on amounts in individual EDCP accounts (defined as appreciation in value and dividend equivalents earned at a rate higher than appreciation in value and dividends on common stock and interest on amounts deferred at a rate exceeding 120% of the federal long-term rate). See the “2023 Nonqualified Deferred Compensation” table for additional information about the NEOs’ EDCP accounts.
(5)The items of “All Other Compensation” reported for the NEOs for 2023 are identified and quantified below:
•Annual Company contributions to defined contribution plans. The amounts reported for 2023 are the total annual Company contributions to the accounts of Messrs. Costa ($67,711), McLain ($39,664), Lich ($41,164), Crawford ($33,731), and Smith ($30,731) in the Eastman Investment Plan, a 401(k) retirement plan, and in the EDCP. Contributions to the Eastman Investment Plan equaled $16,500 for each NEO, with the remaining Company contributions to their respective EDCP accounts. See the “2023 Nonqualified Deferred Compensation” table for additional information about Company contributions into the NEOs’ EDCP accounts. Annual Company contributions were based upon actual compensation paid during the calendar year.
•Perquisites and other personal benefits. The amounts reported for 2023 are the aggregate values, based on the incremental cost to the Company, of perquisites and personal benefits to the NEOs (described in “Compensation Discussion and Analysis — Executive Perquisites and Personal Benefits”) as quantified in the following table:
Perquisites and Other Personal Benefits

Name	Non-Business Use of Corporate Aircraft ($)	Personal Umbrella Liability Insurance ($)	Home Security System ($)	Financial Counseling ($)	Supplemental Long-Term Disability Insurance ($)
M. J. Costa	$290,169	$1,260	$42,482	$0	$13,651
W. T. McLain, Jr.	0	1,908	31,162	9,000	6,533
B. A. Lich	0	1,908	1,896	9,000	9,288
S. G. Crawford	0	1,260	1,370	9,000	5,974
B. T. Smith	0	1,908	0	9,000	2,714
The aggregate incremental cost to the Company for operating the corporate aircraft for non-business flights, including non-business added destination portions of business flights, is based upon calculation of direct operating costs including fuel, fuel additives, lubricants, maintenance, reserves for engine restoration and overhaul, landing and parking expenses, crew expenses, and miscellaneous supplies and catering (including for any “deadhead” segments of such flights when the aircraft flies empty before picking up or dropping off the executive). The aggregate incremental cost to the Company for flying additional passengers on business flights is a de minimis amount, and no amount is included for any such flights for purposes of determining “All Other Compensation.” The aggregate incremental costs to the Company of the umbrella liability insurance, the home security system, financial counseling and supplemental long-term disability insurance are the actual amounts paid by the Company.

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Executive compensation
The following table provides certain information regarding the 2023 award opportunities under the UPP and equity incentive awards made in 2023 to the individuals named in the “Summary Compensation Table.”
2023 Grants of Plan-Based Awards

Name	Approval Date(1)	Grant Date(2)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/Share)(6)	Grant Date Fair Value of Stock and Option Awards(7)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
M. J. Costa		1/1/2023	511,875	2,047,500	4,095,000
	2/13/2023	1/1/2023				19,258	89,868	222,532			$11,208,310
	2/13/2023	2/24/2023							114,118	$83.84	2,472,937
W.T. McLain, Jr.		1/1/2023	200,000	800,000	1,600,000
	2/13/2023	1/1/2023				4,764	22,236	55,061			2,773,258
	2/13/2023	2/24/2023							28,236	83.84	611,874
B. A. Lich		1/1/2023	207,500	830,000	1,660,000
	2/13/2023	1/1/2023				5,659	26,405	65,385			3,293,234
	2/13/2023	2/24/2023							33,530	83.84	726,595
S. G. Crawford		1/1/2023	144,500	578,000	1,156,000
	2/13/2023	1/1/2023				4,367	20,383	50,471			2,542,144
	2/13/2023	2/24/2023							25,883	83.84	560,885
B.T. Smith		1/1/2023	131,750	527,000	1,054,000
	2/13/2023	1/1/2023				3,177	14,824	36,707			1,848,839
	2/13/2023	2/24/2023							18,824	83.84	407,916
(1)The Compensation Committee made stock option grants and performance share awards for the 2023 - 2025 performance period in February 2023.
(2)Performance share awards for 2023 - 2025 were effective as of the beginning of the performance period on January 1, 2023. The UPP award opportunities relate to 2023 performance.
(3)Estimated possible payouts for 2023 under the UPP are as follows: the “Threshold” column reflects the 25% payout level if performance is at minimum of 40% of target levels. The “Target” column reflects the 100% payout level if performance is at 100% of target levels. The “Maximum” column reflects the 200% payout level if performance is at or above 115% of target levels for specified above-goal performance. Based on the Company’s performance against pre-established financial measures for 2023, the Compensation Committee approved a cash payout pool of 78% for the 2023 UPP. See “Compensation Discussion and Analysis” for a description of the UPP.
(4)Estimated future share payouts at threshold, target, and maximum levels for performance shares for the 2023 - 2025 performance period, assuming performance conditions are satisfied. See also “Compensation Discussion and Analysis” for a description of how performance share payouts are determined, “Outstanding Equity Awards at 2023 Year-End” table, and “Termination and Change-in-Control Arrangements.”
(5)Nonqualified stock options granted during 2023. Options granted in 2023 have an exercise price equal to the closing price on the New York Stock Exchange of the underlying common stock on the date of grant. The stock options vest and become exercisable in one-third increments on each of the first three anniversaries of the grant date, with acceleration of vesting if, following a “change in control”, (i) the grantee’s employment is terminated other than due to death, disability, cause, resignation, or retirement or (ii) the award cannot be continued or replaced with an award for another public company stock because Eastman common stock (or the stock of the successor company) ceases to be publicly traded in a national securities market. For more information about these “change in control” provisions, see “Omnibus Stock Compensation Plans” under “Termination and Change-in-Control Arrangements.” Stock options generally expire ten years from the date of grant. Upon termination by reason of death, disability, or retirement, the stock options remain exercisable for the lesser of five years following the date of termination or the expiration date. If an employee resigns, the stock options remain exercisable for the lesser of 90 days or the expiration date. Stock options not previously exercised are canceled and forfeited upon termination for cause. See “Summary Compensation Table,” “Outstanding Equity Awards at 2023 Year-End” and “2023 Option Exercises and Stock Vested” tables, and “Termination and Change-in-Control Arrangements.”
(6)Per-share exercise prices of the stock options granted in 2023. The exercise price is the closing price of common stock on the New York Stock Exchange on the grant date.
(7)Grant date fair value of each stock-based award was computed in accordance with FASB ASC Topic 718.

2024 Proxy Statement	75

Executive compensation
The following table provides information regarding outstanding option grants and stock awards as of December 31, 2023, held by individuals named in the “Summary Compensation Table.”
Outstanding Equity Awards at 2023 Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
M. J. Costa	57,580			$87.43	2/27/2024
	102,390			74.46	2/26/2025
	161,493			65.16	2/25/2026
	167,959			80.25	2/27/2027
	185,310			104.21	2/25/2028
	201,343			82.69	2/27/2029
	185,759			61.51	2/27/2030
	87,541	43,771(4)		109.26	2/25/2031
	33,555	67,110(5)		120.80	2/24/2032
	-	114,118(6)		83.84	2/23/2033
								127,007	$11,407,769
W. T. McLain, Jr.	1,963			74.46	2/26/2025
	3,013			65.16	2/25/2026
	3,618			80.25	2/27/2027
	11,850			80.25	2/27/2027
	5,167			104.21	2/25/2028
	5,513			82.69	2/27/2029
	29,025			61.51	2/27/2030
	18,379	9,190(4)		109.26	2/25/2031
	7,956	15,913(5)		120.80	2/24/2032
	-	28,236(6)		83.84	2/23/2033
								31,042	2,788,192
B.A. Lich	9,423			87.43	2/27/2024
	23,038			74.46	2/26/2025
	36,377			65.16	2/25/2026
	38,760			80.25	2/27/2027
	44,924			104.21	2/25/2028
	50,336			82.69	2/27/2029
	46,440			61.51	2/27/2030
	22,248	11,125(4)		109.26	2/25/2031	11,922(7)	1,070,834
	7,956	15,913(5)		120.80	2/24/2032
	-	33,530(6)		83.84	2/23/2033			35,211	3,162,652
S. G. Crawford	10,504			74.46	2/26/2025
	9,695			65.16	2/25/2026
	18,304			80.25	2/27/2027
	22,462			104.21	2/25/2028
	28,764			82.69	2/27/2029
	28,058			61.51	2/27/2030
	16,444	8,223(4)		109.26	2/25/2031
	6,918	13,838(5)		120.80	2/24/2032
	-	25,883(6)		83.84	2/23/2033
								28,041	2,518,643
B. T. Smith	2,639			87.43	2/27/2024
	7,520			104.21	2/25/2028
	2,862			82.69	2/27/2029
	10,289			72.92	10/14/2029
	4,794			61.51	2/27/2030
	3,738	1,870(4)		109.26	2/25/2031
	1,726	3,452(5)		120.80	2/24/2032
	-	18,824(6)		83.84	2/23/2033
								16,735	1,503,138

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Executive compensation
(1)Market value of shares of common stock payable under restricted stock units, based on the per share closing price of the common stock on the New York Stock Exchange on December 29, 2023, the last trading day of 2023.
(2)Number of shares of common stock to be paid under outstanding performance share awards, based upon the higher of threshold or actual performance through 2023, for 2022-2024 and 2023-2025 performance periods. See “Compensation Discussion and Analysis” for a description of how performance share payouts are determined. If earned, the awards will be paid after the end of the performance period in unrestricted shares of common stock (subject to proration if the executive’s employment is terminated during the performance period because of retirement, death, or disability, and to cancellation in the event of resignation or termination for cause).
(3)Value of shares of common stock to be paid under outstanding performance share awards, based upon higher of threshold or actual performance through 2023, for 2022-2024 and 2023-2025 performance periods, assuming a market value equal to the closing price of the Company’s common stock on the New York Stock Exchange on December 29, 2023. Any payments under these performance share awards will be determined based on actual performance through 2024 and 2025, respectively, and not on any interim measure of performance.
(4)Option became exercisable as to the remaining shares on February 26, 2024.
(5)Option became exercisable as to one-half of the shares on February 25, 2024, and becomes exercisable for remaining shares on February 25, 2025.
(6)Option became exercisable as to one-third of the shares on February 24, 2024, and becomes exercisable for remaining shares in equal amounts on February 24, 2025 and February 24, 2026.
(7)Restricted stock units, representing the right to receive unrestricted shares of common stock on March 1, 2024, the third anniversary of the initial award date, subject to continued employment (other than termination by reason of death or disability) and, in the case of Mr. Lich, satisfactory performance, as determined in the sole discretion of the Compensation Committee based upon the evaluation and recommendation of the Chief Executive Officer, in leadership of (a) financial performance of business segments for which he has executive management responsibility; (b) effective implementation of ongoing changes of businesses and operations to improve cost structure, increase investment in growth, and strengthen execution capabilities, including specific initiatives to transform operations, work processes and systems and business structure alignment, scale, and integration; (c) achievement of Circular Economy initiatives milestones; and (d) senior management leadership development and succession planning for business segments for which he has executive management responsibility. An amount equal to cash dividends paid during the period that the restricted stock units are outstanding and unvested with respect to shares underlying restricted stock units which vest is payable in cash on the vesting date of the restricted stock units.

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Executive compensation
The following table summarizes aggregate values realized upon exercise of options by, and payouts of vested stock for 2023 to, the individuals named in the “Summary Compensation Table.”
2023 Option Exercises and Stock Vested

	Options		Stock Awards(1)
Name	# of Shares Acquired on Exercise	$ Value Realized on Exercise	# of Shares Acquired on Vesting	$ Value Realized on Vesting
M. J. Costa	0	$0	52,535	$4,314,174
W. T. McLain, Jr.	0	0	11,030	905,784
B. A. Lich	0	0	13,352	1,096,466
S. G. Crawford	0	0	9,869	810,442
B. T. Smith	0	0	12,368	1,140,185
(1)Number of shares received by each NEO upon payout under 2021 - 2023 performance share award and by Mr. Lich upon vesting and payout of restricted stock units and the aggregate value of such shares of common stock (including dividend equivalents) based upon the per share closing price of the common stock on the New York Stock Exchange on the payout date.

The following table summarizes the portion of post-employment benefits payable to the individuals named in the “Summary Compensation Table” from Company pension plans as of December 31, 2023.
Pension Benefits

Name	Plan Name(1)(2)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(3)	Payments During Last Fiscal Year($)
M. J. Costa	ERAP	18	$320,687	$0
	ERIP/URIP	18	3,919,362	0
W.T. McLain, Jr.	ERAP	23	333,203	0
	ERIP/URIP	23	1,512,230	0
B. A. Lich	ERAP	22	399,521	0
	ERIP/URIP	22	2,045,186	0
S.G. Crawford	ERAP	40	809,171	0
	ERIP/URIP	40	2,324,751	0
B. T. Smith	ERAP	31	374,967	0
	ERIP/URIP	31	544,365	0
(1)The ERAP is a tax-qualified, non-contributory defined benefit pension plan that generally covers employees who became employed on or before December 31, 2006. A participant’s total ERAP benefit consists of his or her “Pre-2000 Benefit” and “Pension Equity Benefit,” as described below:
Pre-2000 Benefit. Prior to 2000, the ERAP used a traditional pension formula which gave each participant a life annuity commencing at age 65. A participant is eligible for an unreduced Pre-2000 Benefit when such participant’s aggregate age plus years of eligible service totals 85, or at age 65. At retirement, the actuarial present value of the future annual Pre-2000 Benefit payments may at the election of the participant be paid in a lump sum. Benefits earned during 1998 and 1999, upon the election of the participant, may be payable over five years. The Pre-2000 Benefits payable upon retirement are based upon the participant’s years of service with the Company and “average participating compensation,” which is the average of three years of those earnings described in the ERAP as “participating compensation.” “Participating compensation,” in the case of the NEOs, consists of salary, bonus, and non-equity incentive plan compensation, including an allowance in lieu of salary for authorized periods of absence, such as illness, vacation, and holidays. To the extent that any participant’s annual Pre-2000 Benefit exceeds the amount payable under the ERAP, such excess will be paid from one or more unfunded, supplementary plans.

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Pension Equity Benefit. Effective January 1, 2000, the Company redesigned the ERAP to use a pension equity formula. Under the pension equity formula, beginning January 1, 2000, a participant earns a certain percentage of final average earnings each year based upon age and total service with the Company. When a participant terminates employment, he or she is entitled to a pension amount, payable over five years. The amount may also be converted to various forms of annuities. To the extent that any participant’s Pension Equity Benefit exceeds the amount payable under the ERAP, such excess will be paid from one or more unfunded, supplementary plans.
(2)The Company maintains two unfunded, nonqualified plans, the URIP and the ERIP. The ERIP and the URIP will restore to participants in the ERAP benefits that cannot be paid under the ERAP because of applicable tax law limits, and benefits that are not accrued under the ERAP because of a voluntary deferral by the participant of compensation that would otherwise be counted for benefit calculation under the ERAP. The Company has established a “Rabbi Trust” to provide a degree of financial security for the participants’ unfunded account balances under the ERIP and URIP. See “Termination and Change-in-Control Arrangements — Benefit Security Trust.”
(3)Actuarial present value of the accumulated benefit, computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited financial statements for 2023. The actuarial present value calculation is based on the prescribed IRS mortality tables, and assumes individual compensation and service through December 31, 2023, with benefit commencement at normal retirement age of 65. Benefits are discounted to present value using a 5.22% discount rate for the ERAP and 5.21% for the ERIP/URIP.
The following table is a summary of participation by the individuals named in the “Summary Compensation Table” in the EDCP, an unfunded, nonqualified deferred compensation plan into which executive officers and other management-level employees can defer compensation until retirement or termination from the Company. Annual base salary and incentive cash compensation, stock and stock-based awards, which are payable in cash and allowed to be deferred, and special compensation payable in connection with the employee’s initial employment with the Company may be deferred into the EDCP. Compensation deferred into the EDCP is credited at the election of the employee to multiple hypothetical investment alternatives, including an Eastman stock fund. Amounts deferred into the Eastman stock account increase or decrease in value depending on the market price of Eastman common stock. When cash dividends are declared on Eastman common stock, each stock account receives a dividend equivalent, which is used to hypothetically “purchase” additional shares. Upon retirement or termination of employment, the value of a participant’s EDCP account is paid, in cash, in a single lump sum or in up to ten annual installments as elected in advance by the participant. The EDCP also provides for early withdrawal by a participant of amounts in his or her EDCP account in certain limited circumstances.
All amounts in the following table have been previously earned by the NEOs and reported by the Company as compensation in this proxy statement or in annual meeting proxy statements for previous years, and are not new or additional compensation to the NEOs.
2023 Nonqualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings (Loss) in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(3)
M. J. Costa	$0	$51,212	$26,428	$0	$1,434,541
W.T. McLain, Jr.	0	23,164	25,158	0	208,978
B. A. Lich	0	24,664	310,622	0	2,266,173
S.G. Crawford	0	17,231	48,234	0	1,517,248
B. T. Smith	16,362	14,231	29,883	0	210,760
(1)Annual Company contributions were made to the accounts of each NEO in the Eastman Investment Plan, a 401(k) retirement plan, and in the EDCP. Amounts shown are the amounts before provision for certain taxes contributed into the EDCP and represent amounts that could not be contributed into the 401(k) retirement plan of the individuals due to Internal Revenue Code restrictions. The total amount of the contributions for each NEO in the Eastman Investment Plan and the EDCP was 5% of their 2023 eligible compensation. In addition, for individuals who do not participate in the pension plan, a Company match of 50% of the amount of employee contribution up to 7% up to IRS limits is contributed. These contributions are included in the “Summary Compensation Table” in the “All Other Compensation” column.

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Executive compensation
(2)Aggregate amounts credited to participant EDCP accounts during 2023. No earnings on deferred amounts are included in the “Summary Compensation Table” in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column because there were no preferential or above-market earnings on any of the hypothetical investments. Quarterly dividend equivalents of 79 cents per hypothetical share for the first, second, and third quarters and of 81 cents per hypothetical share for the fourth quarter were credited to amounts in individual Eastman stock accounts.
(3)Balance in individual EDCP accounts as of December 31, 2023. The portions of the balances from annual Company contributions after provision for certain taxes ($1,281,176 for Mr. Costa, $183,521 for Mr. McLain, $464,650 for Mr. Lich, $280,713 for Mr. Crawford, and $98,555 for Mr. Smith) were reported as “All Other Compensation” in the “Summary Compensation Table” in this and applicable prior proxy statements; the portions of the balances from deferred salary ($609,665 for Mr. Crawford and $54,027 for Mr. Smith) were included in the amounts reported as “Salary” in the “Summary Compensation Table” in this and prior applicable proxy statements; the applicable portions of the balances from deferred annual incentive compensation and bonuses ($859,450 for Mr. Lich, $351,825 for Mr. Crawford, and $17,828 for Mr. Smith) were included in the amounts reported as “Non-Equity Incentive Plan Compensation” in the “Summary Compensation Table” in this and applicable prior proxy statements; the portions of the balances from deferred stock-based awards are not reported in the “Summary Compensation Table” in this or certain prior proxy statements but were previously reported as “Long-Term Incentive Plan Payouts” in the “Summary Compensation Table” in certain prior proxy statements. The portions of the balances from earnings on deferred amounts were not reported in the “Summary Compensation Table” in this proxy statement or in the proxy statements for previous years because there were no preferential or above-market earnings on any individual EDCP hypothetical investments. Amounts in the “Company Contributions in Last Year” column were paid in February 2024, and are not included in the aggregate balance as of December 31, 2023.
Termination and Change-in-Control Arrangements
The Company’s Change-in-Control Agreements with certain executive officers, including the individuals named in the “Summary Compensation Table,” and the Omnibus Long-Term Compensation Plans, provide for compensation and benefits in certain circumstances upon or following termination of the executive or a change-in-control of the Company. Circumstances that trigger compensation or provision of benefits related to termination or change in control, how such compensation and benefits are determined, and conditions or obligations applicable to the receipt of payments and benefits are described below.
Change-in-Control Agreements. The Company has entered into Change-in-Control Agreements (the “Agreements”) with the individuals named in the “Summary Compensation Table” and certain other executive officers of the Company. The Agreements provide for specified compensation and benefits following a “change-in-control” of the Company. A “change-in-control” is generally defined in the Agreements to include the following, subject to certain exceptions: (i) the acquisition by a person of 35% or more of the voting stock of the Company; (ii) the incumbent Board members (and subsequent directors approved by them) ceasing to constitute a majority of the Board; (iii) approval by the Company’s stockholders of a reorganization or merger unless, after such proposed transaction, the former stockholders of the Company will own more than 50% of the resulting corporation’s voting stock, no person will own 35% or more of the resulting corporation’s voting stock, and the incumbent Board members will continue to constitute at least a majority of the Board of the resulting corporation; or (iv) approval by the Company’s stockholders of a complete liquidation or dissolution of the Company.
Under the Agreements, in the event that a change-in-control of the Company occurs during the “change-in-control period,” the Company agrees to continue to employ the executive for a period of two years after the occurrence of such change-in-control (the “Employment Period”). The “change-in-control period” means the period commencing on December 1, 2023, and ending two years after such date; provided that on each anniversary of the Agreements, the “change-in-control” period is automatically extended so as to terminate two years after such anniversary, unless the Company provides timely notice to the executive that it will not extend the period.
During the Employment Period, the executive would be entitled to: (i) an annual base salary at a rate at least equal to the base salary in effect on the date of the change-in-control; (ii) an annual bonus at least equal to the executive’s target bonus opportunity for the last full fiscal year prior to the change-in-control; and (iii) continued participation in all incentive, savings, retirement, welfare benefit, and fringe benefit plans applicable to other peer executives of the Company on terms no less favorable than those in effect during the 120-day period preceding the change in control.
The Agreements also specify the payments and benefits to which an executive would be entitled upon a termination of employment during the Employment Period for specified reasons, including death, retirement, disability, termination by the Company with or without cause, and termination by the executive for or without good reason (as such terms are defined in the Agreements).

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Executive compensation
If an executive’s employment were to be terminated by the Company for any reason other than for cause or disability, or by the executive for good reason, during the Employment Period, the Company would be required to:
(i) pay to the executive a lump sum cash payment equal to his or her “accrued obligations” (unpaid base salary through the date of termination, a prorated target bonus for the year of termination, and any accrued vacation pay);
(ii) pay to the executive a lump sum severance payment equal to three-times (in the case of the Chief Executive Officer) or two-times (in the case of the other executives) the sum of his or her then-current annual base salary plus the amount of his or her target annual bonus for the year in which the termination occurs;
(iii) continue to provide all health and welfare benefits to the executive and his or her eligible dependents, subject to certain limitations, for 18 months following termination;
(iv) accelerate the vesting of the executive’s unvested benefits under the Company’s retirement plans, and pay to the executive a lump sum cash payment equal to the value of such unvested benefits; and
(v) pay or provide to the executive any other amounts or benefits to which he or she was entitled under any of the Company’s plans, programs, policies, practices, contracts, or agreements then in effect.
Upon the termination of an executive’s employment by reason of death, disability, or retirement, or upon a termination by the Company for cause or by the executive without good reason, the Agreements would terminate without further obligation of the Company other than the payment of base salary through the date of termination and any other amounts or benefits to which the executive was entitled under any of the Company’s plans, programs, policies, practices, contracts, or agreements then in effect.
“Cause” is defined in the Agreements as a material breach by the executive of any provision of his or her agreement; the conviction of the executive of any criminal act that the Board deems to constitute cause; a material breach by the executive of a published Company code of conduct or code of ethics; or conduct by the executive in his or her office with the Company that is grossly inappropriate and demonstrably likely to lead to material injury to the Company, as determined by the Board.
“Good reason” is defined in the Agreements as the assignment to the executive of any duties that are materially inconsistent with his or her position (including status, offices, titles, and reporting requirements), authority, duties, or responsibilities, or any other action by the Company, which results in a material diminution in such position, authority, duties, or responsibilities (excluding an isolated, insubstantial, and inadvertent action not taken in bad faith and which is remedied by the Company promptly after notice from the executive); a reduction by the Company in executive’s base salary or target annual bonus; any failure by the Company to comply with any provisions of his or her agreement (other than an isolated, insubstantial, and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after notice from the executive); the Company’s requiring the executive to be based at any office or location 50 miles or more from his or her current location; any failure by the Company to have a successor to the Company agree to assume the agreement; or a material breach by the Company of any other provision of the executive’s agreement.
The Agreements contain certain other typical provisions for agreements of this type, including a requirement that the executive not disclose any confidential information of the Company following termination of employment, and providing that the Company will reimburse the executive on a then-current basis for reasonable fees and expenses in seeking to enforce the Agreement (subject to repayment if his or her claims are determined to be frivolous or in bad faith).
Omnibus Stock Compensation Plans. The Omnibus Plan (like its predecessor plans, collectively referred to as the “Omnibus Plans”) provides for grants to employees of nonqualified and incentive stock options, stock appreciation rights, stock awards, performance shares, and other stock and stock-based awards (collectively, “awards”).
The Omnibus Plans contain provisions regarding the treatment of awards in the event of a “change-in-control” (as defined, generally involving circumstances in which the Company is acquired by another entity or its controlling ownership is changed). Upon a change-in-control, the rules described below will generally apply to awards granted under the Omnibus Plans.
However, the Compensation Committee has the discretion, notwithstanding any particular transaction constituting a change-in-control, either to determine that such transaction is of the type that does not warrant the described consequences with respect to awards (in which case such consequences would not occur) or to alter the way in which awards are treated from the consequences outlined in the Omnibus Plans.

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Executive compensation
In the event of a change-in-control (assuming the Compensation Committee has not exercised its discretion described above), if (i) a participant’s employment terminates within two years following the change-in-control, unless such termination is due to death, disability, cause, resignation (other than as a result of certain actions by the Company and any successor), or retirement or (ii) Eastman common stock (or the stock of any successor company received in exchange for Eastman common stock) is no longer publicly traded on a national securities market, participants will be entitled to the following treatment. All conditions, restrictions, and limitations in effect with respect to any unvested, unexercised, unpaid, or deferred awards will immediately lapse and no other terms or conditions will be applied. Any unexercised, unvested, unearned, or unpaid awards will automatically become 100% vested. For performance shares, the performance period will immediately terminate and, unless the Compensation Committee has already determined actual performance for the applicable performance period, the awards will be earned (pro rata for the number of completed performance periods months) based on (i) the target level of performance if the change in control occurs during the first half of the performance period or (ii) based on actual performance through the end of the last quarter prior to the change in control if the change in control occurs during the second half of the performance period.
In order to comply with Section 409A of the Internal Revenue Code, it may be necessary for the Company to delay payments until six months following the officer’s separation from service with the Company.
Potential Payments Under Termination and Change-in-Control Arrangements. The following table shows, for each of the NEOs employed at December 31, 2023, the payments and benefits that generally would have been provided under the Change-in-Control Agreements and the Omnibus Plans if the executive had been terminated without “cause” or had resigned for “good reason” on December 31, 2023, following a change-in-control (or, in the case of awards under the Omnibus Plans, Eastman common stock or the stock of its successor is no longer publicly traded on a national securities exchange following the change-in-control).

Form of Payment	M.J. Costa ($)	W.T. McLain, Jr. ($)	B. A. Lich ($)	S.G. Crawford ($)	B. T. Smith ($)
Cash severance(1)	$10,237,500	$3,200,000	$3,320,000	$2,516,000	$2,294,000
Value of unvested stock-based awards at target(2)	8,953,650	2,060,353	3,563,306	1,848,163	798,020
Health and welfare continuation(3)	43,148	33,809	38,109	37,477	32,749
Total Payments	$19,234,298	$5,294,162	$6,921,415	$4,401,640	$3,124,769
(1)Lump sum cash severance payment under the Change-in-Control Agreement equal to three times the sum of annual base salary and the target UPP payout for Mr. Costa and two times the sum of annual base salary and the target UPP payout for the other NEOs.
(2)Value of unvested awards at target, assuming the awards vest and are paid out under the Omnibus Plans following a change-in-control where there is a qualifying termination or the change in control results in Eastman common stock (or the stock of the successor) no longer being publicly traded on a national securities market. Awards are valued as of year-end 2023 based upon the closing price of Eastman common stock on the New York Stock Exchange on December 29, 2023.
(3)Value of continuation of health and welfare benefits for 18 months following termination under the Change-in-Control Agreement.
In addition to the payments described above, the NEOs would also receive the following payments for amounts already earned or vested as the result of participation in compensation or benefit plans on the same basis as other Company employees:
•value of outstanding vested stock-based awards (see the “Outstanding Equity Awards at 2023 Year-End” table),
•earned UPP payout (see “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column in the “2023 Grants of Plan-Based Awards” table),
•earned Company contribution to vested and unvested defined contribution plans (see “All Other Compensation” column in the “Summary Compensation Table”),
•account balance in the Eastman Investment Plan, a 401(k) retirement plan, and the employee stock ownership plan,
•account balance in the Executive Deferred Compensation Plan (see “Aggregate Balance at Last Year-End” column in the “2023 Nonqualified Deferred Compensation” table), and
•lump sum present value of pension under the Company’s qualified and non-qualified pension arrangements (see “Present Value of Accumulated Benefit” column in the “Pension Benefits” table).

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Executive compensation
Benefit Security Trust. The Company has established a Benefit Security Trust (sometimes referred to as the “Rabbi Trust”) to provide a degree of financial security for its unfunded obligations under the EDCP, the supplemental ERAP plans, and the Agreements with the Company’s executives. The assets of the Rabbi Trust would be subject to the claims of the Company’s creditors in the event of insolvency. Upon the occurrence of a “change-in-control” or a “potential change-in-control” (each as defined below), or if the Company fails to meet its payment obligations under the covered plans and Agreements, the Company would be required to transfer to the trustee cash or other liquid funds in an amount equal to the value of the Company’s obligations under the covered plans and Agreements. The Company has conveyed to the trustee rights to certain assets as partial security for the Company’s funding obligations under the Rabbi Trust.
A “change-in-control” for purposes of the Rabbi Trust is generally defined to include the following, subject to certain exceptions: (i) the acquisition by a person (other than the Company, certain affiliated entities, or certain institutional investors) of 19% or more of the voting stock of the Company; (ii) the incumbent Board members (and subsequent directors approved by them) ceasing to constitute a majority of the Board; (iii) approval by the Company’s stockholders of a reorganization or merger unless, after such proposed transaction, the former stockholders of the Company will own more than 75% of the resulting corporation’s voting stock; or (iv) approval by the Company’s stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of substantially all of the assets of the Company, other than to a subsidiary or in a spin-off transaction. A “potential change-in-control” will generally be deemed to have occurred if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a change-in-control; (ii) any person (including the Company) publicly announces an intention to take action which, if consummated, would constitute a change-in-control; or (iii) any person (other than the Company, certain affiliated entities, or certain institutional investors) becomes the beneficial owner of 10% or more of the combined voting power of the Company’s then-outstanding securities.
The Rabbi Trust is irrevocable until participants and their beneficiaries are no longer entitled to payments under the covered plans and Agreements, but may be amended or revoked by agreement of the trustee, the Company, and a committee of individual beneficiaries of the Rabbi Trust.

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Executive compensation
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis,” which appears earlier in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC and in this proxy statement.

Compensation and Management Development Committee
James J. O’Brien (Chair)
Brett D. Begemann
Julie F. Holder
Renée J. Hornbaker
David W. Raisbeck

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Executive compensation
Pay Ratio
In accordance with SEC rules, we are providing the ratio of the annual total compensation of the CEO to the median of the annual total compensation of our employees (other than the Chief Executive Officer (the “CEO”)). For 2023, the annual total compensation of the CEO was $17,597,890 and the median of the annual total compensation of all employees (other than the CEO) was $78,643; accordingly, the CEO’s annual total compensation was approximately 224 times that of the median of the annual total compensation of all employees. This calculated “pay ratio” is a reasonable estimate determined in a manner consistent with SEC pay ratio disclosure requirements. We refer to the employee who received the median of the annual total compensation of all employees as the “median employee.”
We used the following methodology to make the determinations for calculating the pay ratio:
•As of October 31, 2023, our employee population consisted of approximately 14,611 individuals (13,864 full-time and 747 other employees) working at our parent Company and consolidated subsidiaries, with 74% of these individuals located in the United States, 14% located in Europe (primarily Belgium, the Netherlands, and Germany), 8% located in Asia (primarily China, Malaysia, and Singapore) and 4% located in Latin America (primarily Mexico and Brazil).
•We selected October 31, 2023, as the date upon which we would identify the median employee to allow sufficient time to identify the median employee given the global scope of our operations.
•To identify the median employee from our employee population, we conducted an analysis of our population of employees.
•Given the distribution of our employee population, we use a variety of pay elements to structure the compensation arrangements of our employees including participation in several annual cash short-term incentive plans. For purposes of measuring the compensation of all employees to determine the median employee, we selected total cash compensation (base salary for salaried employees and wages for hourly employees plus the most recent actual cash incentive payment for both hourly and salaried employees) as a consistently applied compensation measure that reasonably reflects the annual compensation of our employees.
•In making this determination, we annualized the compensation of all permanent employees who were hired in 2023.
•Using this methodology, we determined that the median employee was a full-time, hourly, manufacturing operations employee with total compensation for 2023 consisting of wages, overtime pay, cash incentive payment, and annual Company contribution to defined contribution retirement plan determined and calculated in the same manner as compensation of the executive officers in the “Summary Compensation Table” earlier in this proxy statement.
•The annual total compensation of the CEO is the amount reported for 2023 in the “Total” column of the “Summary Compensation Table.”
The SEC’s rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

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Executive compensation
Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and our Non-PEO named executive officers (“Other NEOs”) and Company performance for the fiscal years listed below. The following tables and related disclosures provide information about: (i) the “total compensation” of our PEO and our Other NEOs as presented in the “Summary Compensation Table” on page 73, (ii) the “compensation actually paid” to our PEO and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules, (iii) certain financial performance measures, and (iv) the relationship of the compensation actually paid to those financial performance measures.
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of Company or individual performance. The Compensation Committee did not consider this pay versus performance disclosure below in making its pay decisions for any of the years shown. For discussion of how our Compensation Committee seeks to align pay with performance when making compensation decisions, please review the CD&A beginning on page 50.

					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for PEO (b)[1]	Compensation Actually Paid to PEO (c)[1,2]	Average Summary Compensation Table Total for Other NEOs (d)[1]	Average Compensation Actually Paid to Other NEOs (e)[1,2]	Total Shareholder Return (f)	Peer Group Total Shareholder Return (g)[3]	Net Income ($ millions) (h)	Adjusted EBIT ($ millions) (i)[4]
2023	$17,597,890	$16,978,885	$4,812,940	$4,655,315	$130	$146	$896	$1,097
2022	17,068,131	(12,049,295)	4,384,699	(1,407,170)	113	132	796	1,339
2021	17,798,861	33,704,535	5,398,736	8,450,911	163	149	867	1,635
2020	13,561,990	30,582,035	3,791,700	6,235,050	131	118	489	1,216
(1)Mark J. Costa was our PEO for each year presented. The individuals comprising the Other NEOs for each year presented are listed below.

2020	2021	2022	2023
Curtis E. Espeland	William T. McLain, Jr.	William T. McLain, Jr.	William T. McLain, Jr.
Brad A. Lich	Brad A. Lich	Brad A. Lich	Brad A. Lich
Lucian Boldea	Lucian Boldea	Stephen G. Crawford	Stephen G. Crawford
William T. McLain, Jr.	Stephen G. Crawford	Perry Stuckey III	B. Travis Smith
Kellye L. Walker
(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the “Summary Compensation Table” Total with exclusions and inclusions of certain amounts for the PEO and the Other NEOs as prescribed by SEC rules and as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards columns are the totals from the Stock Awards and Option Awards columns set forth in the “Summary Compensation Table.” Amounts in the Exclusion of Change in Pension Value column reflect the amounts attributable to the Change in Pension Value reported in the “Summary Compensation Table.” Amounts in the Inclusion of Pension Service Cost are based on the service cost for services rendered during the listed year.

86	2024 Proxy Statement

Executive compensation
The following table describes the adjustments, each of which is prescribed by SEC rule, to calculate the CAP amounts from the “Summary Compensation Table” amounts.

Year	Summary Compensation Table Total for Mark J. Costa ($)	Exclusion of Change in Pension Value for Mark J. Costa ($)	Exclusion of Stock Awards and Option Awards for Mark J. Costa ($)	Inclusion of Pension Service Cost for Mark J. Costa ($)	Inclusion of Equity Values for Mark J. Costa ($)	Compensation Actually Paid to Mark J. Costa ($)
2023	$17,597,890	$543,510	$13,681,247	$244,054	$13,361,698	$16,978,885

Year	Average Summary Compensation Table Total for Other NEOs ($)	Average Exclusion of Change in Pension Value for Other NEOs ($)	Average Exclusion of Stock Awards and Options Awards for Other NEOs ($)	Average Inclusion of Pension Service Cost for Other NEOs ($)	Average Inclusion of Equity Values for Other NEOs ($)	Average Compensation Actually Paid to Other NEOs ($)
2023	$4,812,940	$282,058	$3,191,187	$131,337	$3,184,283	$4,655,315
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Covered Fiscal Year That Remained Unvested as of Last Day of Covered Fiscal Year for Mark J. Costa ($)	Change in Fair Value from Last Day of Prior Fiscal Year to Last Day of Covered Fiscal Year of Unvested Equity Awards Granted in Any Prior Fiscal Year for Mark J. Costa ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Mark J. Costa ($)	Change in Fair Value from Last Day of Prior Fiscal Year to Vesting Date of Unvested Equity Awards Granted in Any Prior Fiscal Year that Vested During Covered Fiscal Year for Mark J. Costa ($)	Fair Value at Last Day of Prior Fiscal Year of Equity Awards Forfeited During Covered Fiscal Year for Mark J. Costa ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards During the Covered Fiscal Year Prior to the Vesting Date Not Otherwise Included for Mark J. Costa ($)	Total - Inclusion of Equity Values for Mark J. Costa ($)
2023	$14,043,473	($358,143)	$0	($323,632)	$0	$0	$13,361,698

Year	Average Year- End Fair Value of Equity Awards Granted During Covered Fiscal Year That Remained Unvested as of Last Day of Covered Fiscal Year for Other NEOs ($)	Average Change in Fair Value from Last Day of Prior Fiscal Year to Last Day of Covered Fiscal Year of Unvested Equity Awards Granted in Any Prior Fiscal Year for Other NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Other NEOs ($)	Average Change in Fair Value from Last Day of Prior Fiscal Year to Vesting Date of Unvested Equity Awards Granted in Any Prior Fiscal Year that Vested During Covered Fiscal Year for Other NEOs ($)	Average Fair Value at Last Day of Prior Fiscal Year of Equity Awards Forfeited During Covered Fiscal Year for Other NEOs ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards During the Covered Fiscal Year Prior to the Vesting Date Not Otherwise Included for Other NEOs ($)	Total - Average Inclusion of Equity Values for Other NEOs ($)
2023	$3,275,676	($41,433)	$0	($49,960)	$0	$0	$3,184,283
(3)The Peer Group TSR set forth in this table utilizes the Company’s peer group, the S&P 1500 Chemicals Industry Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2023. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the S&P 1500 Chemicals Industry Index. Historical stock performance is not necessarily indicative of future stock performance.
(4)We determined Adjusted EBIT, a Non-GAAP measure, to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Other NEOs in 2022 and 2023. This performance measure may not have been the most important financial performance measure for years 2021 and 2020, and we may determine a different financial performance measure to be the most important financial performance measure in future years. Adjusted EBIT is defined as set forth above under “Compensation Discussion and Analysis — Elements of Our Executive Compensation.” See Annex A of this proxy statement for a reconciliation of financial measures under accounting principles generally accepted in the United States (“GAAP”) to Adjusted EBIT, a description of excluded items, and related information.

2024 Proxy Statement	87

Executive compensation
Tabular list of most important financial performance measures
The following table presents the financial performance measures that the Company considered the most important in linking Compensation Actually Paid to our PEO and Other NEOs for 2023 to Company performance. The measures in this table are not ranked.

Adjusted Earnings Before Interest and Taxes (EBIT)
Operating Cash Flow
Relative Total Shareholder Return
Return on Invested Capital
Description of relationship between PEO and other NEOs compensation actually paid and Company TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Other NEOs, and the Company’s cumulative TSR over the four most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
40
30
20
10
0
-10
-20
Indexed TSR (FYE 2019 = $100)
180
150
120
90
60
30
0
100.00
131.49
118.22
162.50
148.89
131.59
113.16
146.19
129.65
30.6
6.2
33.7
8.5
-12.0
-1.4
16.9
4.6
2019
2020
2021
2022
2023
Fiscal Year
PEO Compensation Actually Paid
Average Other NEO Compensation Actually Paid
EMN TSR
S&P 1500 Chemicals Index TSR

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Executive compensation
Description of relationship between PEO and other NEO compensation actually paid and net income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Other NEOs, and our Net Income during the four most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
40
30
20
10
0
-10
-20
1200
1000
800
600
400
200
0
30.6
6.2
33.7
8.5
-12.0
-1.4
16.9
4.6
489
867
796
896
2020
2021
2022
2023
Fiscal Year
PEO Compensation Actually Paid
Average Other NEO Compensation Actually Paid
EMN Net Income

Description of relationship between PEO and other NEO compensation actually paid and Eastman chemical Company adjusted EBIT
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Other NEOs, and Eastman Chemical Adjusted EBIT during the four most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Adjusted EBIT
Compensation Actually Paid ($ Millions)
Adjusted EBIT ($ in Millions)
40
30
20
10
0
-10
-20
1800
1500
1200
900
600
300
0
1,216
1,635
1,339
1,097
30.6
6.2
33.7
8.5
-12.0
-1.4
16.9
4.6
2020
2021
2022
2023
Fiscal Year
PEO Compensation Actually Paid
Average Other NEO Compensation Actually Paid
Adjusted EBIT

2024 Proxy Statement	89

Stock ownership of directors and executive officers
Unless otherwise noted, the table below sets forth certain information regarding the beneficial ownership of Eastman common stock as of March 1, 2024, by each director (which includes each director nominee) and by each executive officer named in the “Summary Compensation Table” (under “Executive Compensation — Compensation Tables” earlier in this proxy statement, referred to as the “NEOs”) and by the directors and executive officers as a group.

Name	Number of Shares of Common Stock Beneficially Owned(1)(2)	Percent of Class
Mark J. Costa	1,639,393(3)	1.4%
William T. McLain, Jr.	200,530(4)	*
Brad A. Lich	372,678(5)	*
Stephen G. Crawford	264,597(6)	*
B. Travis Smith	52,821(7)	*
Humberto P. Alfonso	9,878	*
Brett D. Begemann	8,020	*
Eric L. Butler	3,503(8)	*
Edward L. Doheny II	133	*
Linnie M. Haynesworth	1,507(8)	*
Julie F. Holder	13,266(8)	*
Renée J. Hornbaker	20,688	*
Kim A. Mink	1,390	*
James J. O’Brien	3,573(8)	*
David W. Raisbeck	41,605(8)	*
Charles K. Stevens III	5,039(8)	*
Directors and executive officers as a group (21 persons)	2,863,309(9)	2.4%
*    Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)Information relating to beneficial ownership is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the SEC. Under those rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of, or to direct the disposition of, such security. A person is also deemed to be the beneficial owner of any security of which that person has a right to acquire beneficial ownership (such as by exercise of options) within 60 days (on or before April 29, 2024). Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Except as indicated in other notes to this table, directors, NEOs and other executive officers possessed sole voting and investment power with respect to all of their respective shares of common stock in the table.

90	2024 Proxy Statement

Information about stock ownership
(2)The total number of shares of common stock beneficially owned by the directors and executive officers as a group is 2.4% of the shares of common stock outstanding as of March 1, 2024. The number of shares beneficially owned by each director and NEO other than. Mr. Costa (who beneficially owned approximately 1.4% of the outstanding shares), is less than one percent of the shares of common stock outstanding as of March 1, 2024. Shares not outstanding that are subject to options exercisable within 60 days by persons in the group or a named individual are deemed to be outstanding for the purpose of computing the percentage of outstanding shares of common stock owned by each individual and the group.
(3)Includes 1,240,715 shares that may be acquired upon exercise of options.
(4)Includes 113,042 shares that may be acquired upon exercise of options. Also includes 50,798 shares owned by the Eastman Foundation (the “Foundation”), of which shares Mr. McLain may also be deemed a beneficial owner by virtue of his shared voting and investment power as a director of the Foundation, but in which he had no pecuniary interest.
(5)Includes 300,336 shares that may be acquired upon exercise of options.
(6)Includes 164,918 shares that may be acquired upon exercise of options. Also includes 50,798 shares owned by the Foundation of which Mr. Crawford may also be deemed a beneficial owner by virtue of his shared voting and investment power as a director of the Foundation but in which he had no pecuniary interest. Includes 59 shares held indirectly by his spouse in a 401(k) plan and 273 shares held indirectly by his spouse in the Employee Stock Ownership Plan.
(7)Includes 40,779 shares that may be acquired upon the exercise of options.
(8)Includes 1,396 restricted shares held by Messrs. Butler, O'Brien, Raisbeck and Stevens and Mses. Haynesworth and Holder that generally vest in May 2024, but as to which the director has voting powers.
(9)Includes a total of 1,967,381 shares that may be acquired upon exercise of options and 8,376 restricted shares as to which directors had voting power but no investment power. Also includes 50,798 shares owned by the Foundation, of which three executive officers, including Messrs. McClain and Crawford, each may have been deemed a beneficial owner by virtue of shared voting and investment power as a director of the Foundation but as to which they have no pecuniary interest.
Director and executive stock ownership expectations; no hedging or pledging of company stock
Eastman has stock ownership expectations for its directors and executive officers. These persons are expected to acquire and maintain a stake in the Company valued at five times the annual retainer fee for directors, five times annual base pay for the Chief Executive Officer, and two and one-half times annual base pay for the other executive officers. Directors and executive officers are expected to attain these levels of stock ownership within five years of first becoming a director or an executive officer. Hypothetical units of the Eastman common stock fund that are credited to an executive’s account under the Executive Deferred Compensation Plan (“EDCP”) and to a director’s account under the DDCP are counted with shares of common stock actually owned for purposes of determining stock ownership under the director and executive ownership expectations. See “Director Compensation — Directors’ Deferred Compensation Plan” and “Executive Compensation — Compensation Tables — 2023 Nonqualified Deferred Compensation.”
Company directors and executive officers, and all employees, are prohibited by Eastman policies from use of derivative financial instruments to hedge or mitigate their exposure to changes in the market price of Eastman common stock. In addition, directors and executive officers are prohibited from pledging Eastman common stock as security or collateral for loans or in margin brokerage accounts.

2024 Proxy Statement	91

Information about stock ownership
The table below shows the number of shares of common stock and EDCP and DDCP common stock units owned under the ownership expectations as of March 1, 2024, by each director and each NEO. All directors and current executive officers have met or are on schedule to meet their ownership expectations within the required timeframe.

Name	Number of Shares of Common Stock and Common Stock Units Owned
Mark J. Costa	398,678
William T. McLain, Jr.	36,690
Brad A. Lich	72,342
Stephen G. Crawford	48,881
B. Travis Smith	12,022
Humberto P. Alfonso	51,512
Brett D. Begemann	51,230
Eric L. Butler	4,636
Edward L. Doheny II	14,078
Linnie M. Haynesworth	2,219
Julie F. Holder	25,002
Renée J. Hornbaker	64,808
Kim A. Mink	11,130
James J. O’Brien	18,076
David W. Raisbeck	90,806
Charles K. Stevens III	8,191
Principal stockholders
Unless otherwise noted, the table below sets forth certain information regarding the beneficial ownership of Eastman common stock as of March 1, 2024 by persons we know to be the beneficial owners of more than five percent of Eastman common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	14,839,678(1)	12.52%

BlackRock, Inc. 50 Hudson Yards New York, New York 10001	8,383,444(2)	7.1%

(1)As of December 31, 2023, based on a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group, Inc., an investment adviser. According to the Schedule 13G/A, The Vanguard Group has sole dispositive power with respect to 14,323,259 of such shares, shared dispositive power with respect to 516,419 of such shares, and shared voting power with respect to 152,639 of such shares.
(2)As of December 31, 2023, based on a Schedule 13G/A filed with the SEC on January 26, 2024 by BlackRock, Inc. as parent holding company of certain broker-dealer and investment adviser entities, including certain non-U.S. institutions. According to the Schedule 13G/A, BlackRock and such affiliated entities together have sole dispositive power with respect to 8,383,444 shares and sole voting power with respect to 7,445,770 shares.

92	2024 Proxy Statement

Q	What Is A Proxy Statement, and How Do I Attend and Vote at the Annual Meeting?

A. This proxy statement is dated March 21, 2024, and is first being mailed and delivered electronically to Eastman stockholders, and made available on the Internet at the Company’s website (www.eastman.com) and at www.ReadMaterial.com/EMN, on or about March 21, 2024. Our Board is furnishing you this proxy statement in connection with its solicitation of proxies to be voted at the Annual Meeting of the Company to be held on May 2, 2024, and at any adjournments or postponements of the meeting. A proxy statement is a document that SEC regulations require us to give you when we ask you to vote your stock by proxy. At the meeting, stockholders will be asked to consider and vote on the items of business listed and described in this proxy statement.
We have decided to hold our Annual Meeting virtually on the Internet via live webcast. Stockholders will be able to attend and participate online. We have structured our virtual meeting to provide stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and submit questions in advance of and during the meeting in accordance with the rules of conduct for the meeting. The rules of the meeting and other information about participation and voting will be available in the Annual Meeting section of our website. As always, we encourage you to submit a proxy to vote your shares prior to the Annual Meeting so that your shares will be represented and voted at the meeting whether or not you attend virtually.
To attend the Annual Meeting virtually, stockholders must register using their control number and other information to identify such stockholder, at https://register.proxypush.com/emn. Upon completing registration, stockholders will receive further instructions by e-mail, including links that will allow them to access the Annual Meeting, vote online, and submit questions. If you are a beneficial stockholder, you may contact the bank, broker, or other institution where you hold your account if you have questions about obtaining your control number.
The Annual Meeting will begin promptly at 11:30 a.m. (EDT) on May 2, 2024, though stockholders may log-in beginning at 11:15 a.m. (EDT). We encourage you to access the Annual Meeting prior to the start time.
The Annual Meeting virtual platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend or vote at the Annual Meeting. Attendees should allow plenty of time to log-in and ensure that they can hear streaming audio prior to the start of the Annual Meeting. Additional information regarding the rules of conduct and other materials for the Annual Meeting will be available, via link, during the Annual Meeting. In addition, we will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the Annual Meeting for ten days preceding the Annual Meeting. To access the stockholders of record list during this time, please send your request, and proof of Eastman stock ownership, by email to corpsecy@eastman.com.
If you encounter technical or logistical issues, including any difficulties accessing the virtual Annual Meeting during the log-in or meeting time, please refer to the FAQ page linked in the e-mailed instructions where you will find answers to common questions as well as a live support number.

2024 Proxy Statement	93

Additional information about the annual meeting

Q	What is a Proxy, and How do I Vote by Proxy at the Annual Meeting?

A. A proxy is a legal designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written or electronic document, that document is also called a proxy, a proxy card, or a form of proxy.
By completing and returning your proxy (either by returning the paper proxy card, by submitting your proxy electronically by Internet, or by telephone), you appoint William T. McLain, Jr., the Company’s Chief Financial Officer, and Kellye L. Walker, the Company’s Corporate Secretary, to represent you at the Annual Meeting and direct them to vote your shares at the Annual Meeting. Shares of common stock represented by proxy will be voted by the proxy holders at the Annual Meeting in accordance with your instructions as indicated in the proxy. If you properly execute and return your proxy (in paper form, electronically by the Internet, or by telephone) but do not indicate any voting instructions, your shares will be voted in accordance with the recommendations of the Board as to the matters identified in this proxy statement and in the best judgment of the proxy holders as to any other matters.
If your shares are registered in your name, you are a stockholder of record. Stockholders of record may vote by proxy in one of three ways:

By Internet: visit the website www.cesvote.com and follow the instructions on your proxy card or electronic form of proxy.	By telephone: call (888) 693-8683 and follow the instructions on your proxy card or electronic form of proxy.	By mail (if you received a paper proxy card): mark, sign, date, and mail your proxy card in the enclosed postage-paid envelope.

If you received the “Important Notice Regarding the Availability of Proxy Materials”, follow the instructions on that notice to access an electronic form of proxy. Internet and telephone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give voting instructions, and to confirm that stockholders’ instructions have been recorded properly.
If your shares are held in “street name” through a broker, bank, or other holder of record, you will receive instructions from that registered holder that you must follow in order for your shares to be voted for you by that record holder. Telephone and Internet voting may be offered to stockholders who own their shares through certain brokers or banks.
If stockholders submit a proxy to vote their shares prior to the Annual Meeting, their shares will be voted at the Annual Meeting according to their instructions and they do not need to vote their shares at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote in advance of the Annual Meeting by proxy in one of the ways described above.

Q	How Do I Revoke My Proxy?

A. Stockholders of Record: If you give a proxy, you may revoke it at any time before its exercise at the meeting by:
•giving written notice of revocation to the Corporate Secretary of the Company;
•executing and delivering a later-dated, signed proxy card or submitting a later-dated proxy by Internet or by telephone before the meeting; or
•voting in person virtually at the meeting.
All written notices of revocation or other communications with respect to revocation of proxies should be sent to Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-0431, Attention: Corporate Secretary, so that they are received before the Annual Meeting.
Beneficial Owners: If you are a beneficial owner of your shares, you must contact the bank, broker, or other nominee holding your shares and follow their instructions for revoking or changing your vote.

94	2024 Proxy Statement

Additional information about the annual meeting

Q	What is the Record Date for the Annual Meeting? Which Stockholders Are Entitled to Vote?

A. The record date for the Annual Meeting is March 12, 2024. Stockholders of record of common stock at the close of business on the record date are entitled to receive notice of the meeting and to vote at the meeting. The record date is established by the Board as required by Delaware law. If your shares are held in “street name” through a broker, bank, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person virtually at the meeting.
On the record date, there were 117,603,461 shares of common stock issued and outstanding. Holders of common stock are entitled to one vote on each of the ten director-nominees and one vote on each other matter voted upon at the Annual Meeting for each share of common stock they hold of record on the record date.

Q	What is A Quorum to Conduct Business at the Annual Meeting? How Are Abstentions and Broker Non-Votes Counted at the Annual Meeting?

A. The presence, in person virtually or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to conduct business. Abstentions and “broker non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a registered holder holding shares in “street name” for a beneficial owner does not vote on a particular proposal because the registered holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Brokers which have not received voting instructions from their clients cannot vote on their clients’ behalf on the election of directors or the advisory approval of executive compensation, but may, although they are not required to, vote their clients’ shares on the ratification of the appointment of the independent registered public accounting firm.

Q	What Votes Are Required for Approval of the Matters to be Considered at the Annual Meeting?

A. Each director nominee who receives a majority of votes cast (number of shares voted “for” exceeds 50% of the number of votes cast with respect to that director’s election) will be elected as a director. With respect to the election of directors, stockholders may (1) vote “for” all ten of the nominees, (2) vote “against” all ten of the nominees, (3) vote “against” any individual nominee or nominees but vote “for” the other nominee(s), or (4) “abstain” from voting on one or more nominees. Shares not present, in person or by proxy, at the Annual Meeting and abstentions will have no effect on the outcome of the election of directors. Similarly, broker non-votes will not be considered to be votes cast and therefore will have no effect on the outcome of the election of directors.
The affirmative vote of a majority of the votes cast is required for the ratification of the appointment of the independent registered public accounting firm and the advisory approval of executive compensation. With respect to each of these items, stockholders may (1) vote “for,” (2) vote “against,” or (3) “abstain” from voting. Abstentions and broker non-votes will not be considered to be votes cast and therefore will have no effect on the outcome of the vote on these matters.

Q	What Are Proxy Solicitation Costs, and Who Pays Them?

A. We will bear the cost of soliciting proxies and the cost of the Annual Meeting. In addition to the solicitation of stockholders by mail and electronic means, proxies may be solicited by telephone, facsimile, personal contact, and similar means by our directors, officers, or employees, none of whom will be specially compensated for these activities. We have also contacted brokerage houses, banks, nominees, custodians, and fiduciaries which can be identified as record holders of common stock. Such holders, after inquiry by us, have provided certain information concerning beneficial owners not objecting to the disclosure of such information and the quantities of proxy materials and annual reports needed to supply such materials to beneficial owners, and we will reimburse such record holders for the expense of providing such beneficial ownership information and of mailing or otherwise delivering proxy materials and annual reports to beneficial owners. We have retained Georgeson LLC to assist with the solicitation of proxies and vote projections for a fee of $20,500 plus reimbursement of out-of-pocket expenses.

2024 Proxy Statement	95

Additional information about the annual meeting

Q	What About Matters Not Included in This Proxy Statement?

A. We do not expect any business to be acted upon at the Annual Meeting other than as described in this proxy statement. If, however, other matters are properly brought before the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act on those matters for you according to their best judgment.

Q	What Is the Deadline for Submission of Stockholder Proposals for the 2025 Annual Meeting of Stockholders?

A. In accordance with the rules of the SEC, if you wish to submit a proposal for presentation at Eastman’s 2025 Annual Meeting of Stockholders, it must be received by the Company at its principal executive offices no later than November 21, 2024, in order to be included in the Company’s proxy materials for its 2025 Annual Meeting of Stockholders under SEC Rule 14a-8. Any such proposal should be sent to Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-0431, Attention: Corporate Secretary.
In addition, our Bylaws require that other proposals to be submitted by a stockholder for a vote of the Company’s stockholders at an annual meeting of stockholders must be preceded by adequate and timely notice to the Corporate Secretary of the Company. To be adequate, the notice must set forth certain information specified in our Bylaws about the stockholder and the proposal. The Bylaws are available through the “Investors — Governance” section of the Company’s website and also will be provided to any stockholder upon written request to Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-0431, Attention: Investor Relations. To be timely, the notice must be delivered to the Corporate Secretary of the Company no earlier than 150 days and not later than 120 days prior to the day of the month on which the notice of the immediately preceding year’s annual meeting of stockholders was first sent to the stockholders of the Company. If, as expected, notice of the Annual Meeting is first sent to stockholders on March 21, 2024, then such advance notice must be delivered no earlier than October 22, 2024, and not later than November 21, 2024.

Q	What Are the Requirements for Nominations by Stockholders for Election to the Board of Directors and Stockholder Nomination Proxy Access?

A. Our Bylaws provide that nominations by stockholders of persons for election to the Board may be made by giving adequate and timely notice to the Corporate Secretary of the Company. To be adequate, the nomination notice or the notice of proxy access nomination, as applicable, must set forth certain information specified in our Bylaws about each stockholder submitting a nomination and each person being nominated, including, as applicable, the information required by Rule 14a-19. The Bylaws are available through the “Investors — Corporate Governance” section of the Company’s website, and also will be provided to any stockholder upon written request to Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-0431, Attention: Investor Relations. To be timely, the nomination notice and the notice of proxy access nomination each must be delivered to the Corporate Secretary of the Company no earlier than 150 days and not later than 120 days prior to the day of the month on which the notice of the immediately preceding year’s annual meeting of stockholders was first sent to the stockholders of the Company. If, as expected, notice of the 2024 Annual Meeting is first sent to stockholders on March 21, 2024, then such notice must be delivered no earlier than October 22, 2024, and not later than November 21, 2024.

Q	Q. How Do I Access the Company’s Annual Report to Stockholders and Annual Report on Form 10-K?

A. Our Annual Report to Stockholders for 2023, including our consolidated financial statements for the year ended December 31, 2023, is being mailed and delivered electronically to stockholders, and made available on the Internet at the Company’s website (www.eastman.com) and at www.ReadMaterial.com/EMN, concurrently with this proxy statement. The Company’s Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC is also available on the Internet on the Company’s website and on the SEC’s website (www.sec.gov).

96	2024 Proxy Statement

Additional information about the annual meeting
Householding of Proxy Materials
We have adopted a procedure called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Notice of Internet Availability of Proxy Materials or the printed proxy materials, unless we have received contrary instructions from one or all of such stockholders. This procedure reduces our printing costs and postage fees and is environmentally friendly.
If you and another stockholder of record with whom you share an address are receiving multiple copies of the Notice of Internet Availability of Proxy Materials or the printed proxy materials, you can request to receive a single copy of the printed proxy materials in the future by calling (423) 229-4647 or writing to Investor Relations at Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-0431, Attention: Investor Relations. If you and another stockholder of record with whom you share an address wish to receive a separate Notice of Internet Availability of Proxy Materials or separate printed proxy materials, we will promptly deliver them to you if you request them by contacting us in the same manner described above.
Stockholders who participate in householding and who receive printed proxy materials will continue to receive separate proxy cards. If you are a street name stockholder, you can request householding by contacting your bank, broker or other holder of record through which you hold your shares.

2024 Proxy Statement	97

Reconciliation of Non-GAAP Financial Measures
Company GAAP and non-GAAP performance 2023 versus 2022
Non-GAAP financial measures, and the accompanying reconciliations of the non-GAAP financial measures to the most comparable GAAP measures, are presented below.

(In millions, except per share amounts)	2023	2022
Sales revenue	$9,210	$10,580
Earnings before interest and taxes (“EBIT”)	1,302	1,159
Adjusted EBIT*	1,097	1,339
Earnings per diluted share	7.49	6.35
Adjusted earnings per diluted share*	6.40	7.88
Net cash provided by operating activities	1,374	975
*    For non-core or unusual items excluded from adjusted earnings and for adjusted provision for income taxes, and reconciliations to reported company earnings for all periods presented, see Tables 1 and 2 below.
We provide non-GAAP financial measures in the proxy statement, and the related reconciliations to the most comparable GAAP financial measures, because we believe our stockholders use these metrics in evaluating longer-term period-over-period performance, and to allow stockholders to better understand and evaluate the information used by us to assess the Company’s performance, make resource allocation decisions, and evaluate organizational and individual performances in determining certain performance-based compensation. Non-GAAP financial measures do not have definitions under GAAP, and may be defined differently by, and not be comparable to, similarly titled measures used by other companies. As a result, we caution stockholders not to place undue reliance on any non-GAAP financial measure, but to consider such measures alongside the most directly comparable GAAP financial measure.
Because non-core, unusual, or non-recurring transactions, costs, and losses or gains may materially affect the Company’s financial condition or results in a specific period in which they are recognized, management believes it is appropriate to evaluate the financial measures prepared and calculated in accordance with both GAAP and the related non-GAAP financial measures excluding the effect on the Company’s results of these non-core, unusual, or non-recurring items. In addition to using such measures to evaluate results in a specific period, management evaluates such non-GAAP measures, and believes that investors may also evaluate such measures, because such measures may provide more complete and consistent comparisons of the Company’s, and its segments’, operational performance on a period-over-period historical basis and, as a result, provide a better indication of expected future trends.

98	2024 Proxy Statement

Annex A
Non-core items or any unusual or non-recurring items excluded from non-GAAP earnings
In addition to evaluating Eastman’s financial condition, results of operations, liquidity, and cash flows as reported in accordance with GAAP, management also evaluates Company and operating segment performance, and makes resource allocation and performance evaluation decisions, excluding the effect of transactions, costs, and losses or gains that do not directly result from Eastman’s normal, or “core”, business, and operations, or are otherwise of an unusual or non-recurring nature.
Non-GAAP financial measures — non-core or unusual items excluded from earnings

(Dollars in millions)	2023	2022
Non-core items impacting EBIT:
Mark-to-market pension and other postretirement benefits loss, net	$53	$19
Asset impairments and restructuring charges, net	37	52
Environmental and other costs	13	15
Net (gain) loss on divested businesses and transaction costs	(323)	61
Adjustments to contingent considerations	—	(6)
Accelerated depreciation	23	—
Unusual item impacting EBIT:
Steam line incident (insurance proceeds) costs, net	(8)	39
Total non-core or unusual items impacting EBIT	(205)	180
Less: Items impacting provision for income taxes:
Tax effect for non-core or unusual items	(74)	(11)
Adjustments from tax law changes	—	—
Total items impacting provision for income taxes	(74)	(11)
Total items impacting net earnings attributable to Eastman	$(131)	$191

2024 Proxy Statement	99

Annex A
Table 1: Non-GAAP earnings before interest and taxes reconciliation

(Dollars in millions, unaudited)	2023	2022
Earnings before interest and taxes	$1,302	$1,159
Mark-to-market pension and other postretirement benefit plans loss, net	53	19
Asset impairments and restructuring charges, net	37	52
Environmental and other costs	13	15
Net (gain) loss on divested businesses and transaction costs	(323)	61
Adjustments to contingent considerations	—	(6)
Accelerated depreciation	23	—
Steam line incident (insurance proceeds) costs, net	(8)	39
Total earnings before interest and taxes excluding non-core and unusual items	$1,097	$1,339
Non-GAAP Earnings Before Interest and Taxes Reconciliations by Line Items
Earnings before interest and taxes	$1,302	$1,159
Costs of sales	15	39
Selling, general and administrative expenses	—	18
Asset impairments and restructuring charges, net	37	52
Other components of post-employment (benefit) cost, net	53	19
Other (income) charges, net	13	9
Net (gain) loss on divested businesses	(323)	43
Total earnings before interest and taxes excluding non-core and unusual items	$1,097	$1,339
Table 2: Non-GAAP earnings before interest and taxes, net earnings, and earnings per share reconciliations

	2023
(Dollars in millions, except per share amounts, unaudited)	Earnings Before Interest and Taxes	Earnings Before Income Taxes	Provision for Income Taxes	Effective Income Tax Rate	Net Earnings Attributable to Eastman
					After Tax	Per Diluted Share
As reported (GAAP)	$1,302	$1,087	$191	18%	$894	$7.49
Non-Core or Unusual Items:
Asset impairments and restructuring charges, net	37	37	5		32	0.26
Gain on divested business	(323)	(323)	(98)		(225)	(1.88)
Accelerated depreciation	23	23	3		20	0.17
Steam line incident (insurance proceeds) costs, net	(8)	(8)	(2)		(6)	(0.05)
Mark-to-market pension and other postretirement benefit plans loss, net	53	53	14		39	0.33
Environmental and other costs	13	13	4		9	0.08
Non-GAAP (Excluding non-core and unusual items)	$1,097	$882	$117	13%	$763	$6.40

100	2024 Proxy Statement

Annex A

	2022
(Dollars in millions, except per share amounts, unaudited)	Earnings Before Interest and Taxes	Earnings Before Income Taxes	Provision for Income Taxes	Effective Income Tax Rate	Net Earnings Attributable to Eastman
					After Tax	Per Diluted Share
As reported (GAAP)	$1,159	$977	$181	19%	$793	$6.35
Non-Core or Unusual Items:
Asset impairments and restructuring charges, net	52	52	4		48	0.39
Loss on divested business and transaction costs	61	61	(32)		93	0.74
Mark-to-market pension and other postretirement benefit plans loss, net	19	19	5		14	0.12
Environmental and other costs	15	15	4		11	0.09
Adjustments to contingent considerations	(6)	(6)	(2)		(4)	(0.04)
Steam line incident costs, net of insurance proceeds	39	39	10		29	0.23
Non-GAAP (Excluding non-core and unusual items)	$1,339	$1,157	$170	15%	$984	$7.88

2024 Proxy Statement	101

Partnerships, innovations and commitments are being recognized

Eastman Corporate Headquarters
P.O. Box 431
Kingsport, TN 37662-5280 U.S.A.

U.S.A. and Canada, 800-EASTMAN (800-327-8626)
Other locations, +(1) 423-229-2000

eastman.com/locations

Although the information and recommendations set forth herein are presented in good faith, Eastman Chemical Company ("Eastman") and its subsidiaries make no representations or warranties as to the completeness or accuracy thereof. You must make your own determination of its suitability and completeness for your own use, for the protection of the environment, and for the health and safety of your employees and purchasers of your products. Nothing contained herein is to be construed as a recommendation to use any product, process, equipment, or formulation in conflict with any patent, and we make no representations or warranties, express or implied, that the use thereof will not infringe any patent. NO REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR OF ANY OTHER NATURE ARE MADE HEREUNDER WITH RESPECT TO INFORMATION OR THE PRODUCT TO WHICH INFORMATION REFERS AND NOTHING HEREIN WAIVES ANY OF THE SELLER'S CONDITIONS OF SALE.

Safety Data Sheets providing safety precautions that should be observed when handling and storing our products are available online or by request. You should obtain and review available material safety information before handling our products. If any materials mentioned are not our products, appropriate industrial hygiene and other safety precautions recommended by their manufacturers should be observed.

© 2024 Eastman. Eastman brands referenced herein are trademarks of Eastman or one of its subsidiaries or are being used under license. Non-Eastman brands referenced herein are trademarks of their respective owners.

EMN-CORP-18093 2/24

[FORM OF PAPER PROXY - PAGE 1]

c/o Corporate Election Services
P. O. Box 1150
Pittsburgh PA 15230-1150

    Vote by Telephone or Internet
Quick        Easy        Immediate
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To Vote by Phone:	Call anytime toll free 1-888-693-8683
There is no charge for this call.
Follow the simple instructions to record your vote.
To Vote by Internet or	Access www.cesvote.com
Review the Proxy Statement	Follow the simple instructions presented to record your vote.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL THE PROXY CARD.

PROXY	EASTMAN CHEMICAL COMPANY	PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2024.
The undersigned hereby appoints William T. McLain, Jr. and Kellye L. Walker as proxies with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side of this proxy card, all the shares of stock of Eastman Chemical Company held of record as of March 12, 2024 by the undersigned with all the powers that the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held May 2, 2024, or any adjournment or postponement thereof.
SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THE REVERSE SIDE OF THIS CARD AND ARE AUTHORIZED TO VOTE IN THEIR DISCRETION, AS PERMITTED BY APPLICABLE LAW, ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE FOR EACH OF THE NOMINEES IN ITEM 1, FOR ITEM 2 AND FOR ITEM 3.

Signature(s)

Signature(s)

Date:
Please sign exactly as your name(s) appears on this proxy. If shares are held jointly, all joint owners should sign. If signing as executor, administrator, attorney, trustee, guardian, or in any other representative capacity, please also give your full title.
MARK (ON THE OTHER SIDE), SIGN AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

[FORM OF PAPER PROXY - PAGE 2]

EASTMAN CHEMICAL COMPANY
Annual Meeting of Stockholders
Thursday, May 2, 2024
11:30 a.m. (EDT)
Virtually Via Live Webcast at https://register.proxypush.com/emn
Important Notice Regarding Internet Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 2, 2024: The proxy materials, including the 2024 Proxy Statement and 2023 Annual Report, are available at www.ReadMaterial.com/EMN.

Please fold and detach card at perforation before mailing.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR EACH OF THE NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN ITEM 1.
1.    Elect Directors:
Nominees for election of ten directors to serve until the Annual Meeting of Stockholders in 2024 and their successors are duly elected and qualified:

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
(1)	HUMBERTO P. ALFONSO	❑	❑	❑	(6)	JULIE F. HOLDER	❑	❑	❑
(2)	BRETT D. BEGEMANN	❑	❑	❑	(7)	RENÉE J. HORNBAKER	❑	❑	❑
(3)	ERIC L. BUTLER	❑	❑	❑	(8)	KIM ANN MINK	❑	❑	❑
(4)	MARK J. COSTA	❑	❑	❑	(9)	JAMES J. O’BRIEN	❑	❑	❑
(5)	LINNIE M. HAYNESWORTH	❑	❑	❑	(10)	DAVID W. RAISBECK	❑	❑	❑
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 2 AND 3.
2.    Ratify Appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for the Year Ending December 31, 2024

❑ FOR	❑ AGAINST	❑ ABSTAIN

3.    Advisory Approval of Executive Compensation as Disclosed in Proxy Statement

❑ FOR	❑ AGAINST	❑ ABSTAIN

(CONTINUED, AND TO BE SIGNED AND DATED, ON THE OTHER SIDE.)